As filed with the Securities and Exchange Commission on May 5, 2003
                                             Registration No. 33-00488/811-04416


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]


                         POST-EFFECTIVE AMENDMENT NO. 68                   [ X ]


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]


                                Amendment No. 69                           [ X ]


                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)


                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                    (Address of Principal Executive Offices)


                         Registrant's Telephone Number:
                                 1-800-622-FUND

                             W. Bruce McConnel, Esq.
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Jacqueline Hummel, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):


         [ X ] immediately upon filing pursuant to paragraph (b)


         [   ] 60 days after filing pursuant to paragraph (a)(i)


         [   ] on  (date) pursuant to paragraph (a)(i)


         [   ] on (date) pursuant to paragraph (b)

         [   ] 75 days after filing pursuant to paragraph (a)(ii)

         [   ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ARMADA FUNDS PROSPECTUS
                                    R SHARES

                                   MAY 5, 2003


                                  EQUITY FUNDS

                                CORE EQUITY FUND
                               EQUITY GROWTH FUND
                                EQUITY INDEX FUND
                            INTERNATIONAL EQUITY FUND
                              LARGE CAP VALUE FUND
                              SMALL CAP GROWTH FUND
                            SMALL/MID CAP VALUE FUND


                               FIXED INCOME FUNDS

                           LIMITED MATURITY BOND FUND
                           TOTAL RETURN ADVANTAGE FUND
                           U.S. GOVERNMENT INCOME FUND


                               MONEY MARKET FUNDS

                                MONEY MARKET FUND


                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                   APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

[SAILBOAT LOGO]
ARMADA(R)
    FUNDS
WWW.ARMADAFUNDS.COM
-------------------

                               INVESTMENT ADVISER
                            NATIONAL CITY INVESTMENT
                               MANAGEMENT COMPANY

                              ABOUT THIS PROSPECTUS


Armada Funds (Armada) is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information that you should know about the Class R Shares of the Funds before investing. To obtain more information on Armada Funds, visit us on-line at WWW.ARMADAFUNDS.COM or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

                                                                         PAGE

ARMADA CORE EQUITY FUND....................................................2

ARMADA EQUITY GROWTH FUND..................................................4

ARMADA EQUITY INDEX FUND...................................................6

ARMADA INTERNATIONAL EQUITY FUND...........................................8

ARMADA LARGE CAP VALUE FUND...............................................10

ARMADA SMALL CAP GROWTH FUND..............................................12

ARMADA SMALL/MID CAP VALUE FUND...........................................14

ARMADA LIMITED MATURITY BOND FUND.........................................18

ARMADA TOTAL RETURN ADVANTAGE FUND........................................20

ARMADA U.S. GOVERNMENT INCOME FUND........................................22

ARMADA MONEY MARKET FUND..................................................26

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES....................30

MORE INFORMATION ABOUT FUND INVESTMENTS...................................32

INVESTOR PROFILES.........................................................34

INVESTMENT ADVISER AND INVESTMENT TEAMS...................................35

PURCHASING, SELLING AND EXCHANGING FUND SHARES............................37

DIVIDENDS AND TAXES.......................................................43

FINANCIAL HIGHLIGHTS......................................................45

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. National City Investment Management Company (Adviser) manages the investments of each Fund. The Adviser invests Fund assets in a way that the Adviser believes will help a Fund achieve its goal. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Except for the Money Market Fund, each Fund's performance is compared to the performance of one or more benchmark indices. Except for the Equity Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY FUNDS

ARMADA CORE EQUITY FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in common stocks of large cap companies

  Principal Risk
  Market risk


PRINCIPAL INVESTMENT STRATEGIES

The Armada Core Equity Fund's investment objective is to provide capital appreciation by blending value and growth investment styles. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. The Adviser will normally invest between 20% and 50% of its assets in the following three types of equity securities: (1) common stocks that have a forecasted annual earnings-per-share growth rate of 10% or more, with no losses during the last five years; (2) common stocks with price-to-earnings ratios at least 20% below the average of the companies included in the S&P 500 Composite Stock Price Index; and (3) common stocks that pay dividends at a rate at least 20% above the average of the companies included in the S&P 500 Composite Stock Price Index.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. This includes: (1) screening a database for liquidity and the criteria listed above; (2) scoring each issue emphasizing fundamental, valuation and technical indicators; and (3) security analysis that further evaluates the company and the stock, which includes an analysis of company fundamentals such as earnings, profitability and management, valuation such as price/earnings, price/book and yield, and technical analysis emphasizing individual stock price trends.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

  Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

  The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

  This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1998       1999       2000     2001       2002

31.99%     19.72%     1.45%    -14.49%    -20.44%

Best Quarter      25.04%   (12/31/98)
Worst Quarter     -17.62   (9/30/02)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -3.08%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-----------------------------------------------------------------
                                          SINCE      DATE OF
CLASS A SHARES        1 YEAR   5 YEARS   INCEPTION  INCEPTION
-----------------------------------------------------------------

Armada Core Equity
Fund                                                 8/1/97

Returns Before
Taxes                -24.79%    0.60%      1.06%

Returns After
Taxes on
Distributions        -24.94%   -0.52%     -0.00%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -15.22%    0.56%      0.92%

S&P 500 Composite
Stock Price Index 1
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -22.10%    -0.58%    -0.10%     7/31/97
---------------------------------------------------------------
1 The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY GROWTH FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in growth-oriented common stocks of large cap companies

  Principal Risk
  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded larger cap equity securities. The investment objective may be changed without shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. In buying and selling securities for the Fund, the Adviser considers factors such as historical and projected earnings growth, earnings quality and liquidity. The Fund generally purchases common stocks that are listed on a national securities exchange or unlisted securities with an established over-the-counter market.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund considers a large capitalization or "large cap" company to be one that has a comparable market capitalization to the companies in the S&P 500 Composite Stock Price Index. The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

                           CALENDAR YEAR TOTAL RETURNS

1993       1994       1995     1996       1997

-0.47%     -0.94%     28.51%   19.98%     36.34%

1998       1999       2000     2001       2002

28.74%     22.66%     -5.48%   -16.53%    -28.39%

Best Quarter      22.85%    (12/31/98)
Worst Quarter     -16.15%   (3/31/01)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -2.60%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------------

CLASS A SHARES                 1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------
Armada Equity Growth Fund

Returns Before Taxes          -32.32%     -3.36%       5.74%

Returns After Taxes on
Distributions                 -32.34%     -3.87%       4.16%

Returns After Taxes on
Distributions and Sale of
Fund Shares                   -19.84%     -2.62%       4.20%

S&P 500 Composite Stock
Price Index 1
(reflects no deduction for
fees, expenses or taxes)      -22.10%     -0.58%       9.84%
----------------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA EQUITY INDEX FUND

FUND SUMMARY

  Investment Goal
  To approximate, before Fund expenses, the investment results of the S&P 500 Composite Stock Price Index

  Principal Investment Strategy
  Investing in stocks that comprise the S&P 500
  Composite Stock Price Index

  Principal Risks
  Market risk, tracking error risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Equity Index Fund's investment objective is to provide investment results that, before Fund expenses, approximate the aggregate price and dividend performance of the securities included in the S&P 500 Composite Stock Price Index by investing in securities comprising the S&P 500 Composite Stock Price Index. The investment objective may be changed without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in stocks of companies included in the S&P 500 Composite Stock Price Index. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The S&P 500 Composite Stock Price Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Composite Stock Price Index in the same relative proportion as those stocks are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Composite Stock Price Index. The Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis).

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that common stocks comprising the S&P 500 Composite Stock Price Index may underperform other segments of the equity markets or the equity markets as a whole.

TRACKING ERROR RISK. The Fund's ability to replicate the performance of the S&P 500 Composite Stock Price Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

     CALENDAR YEAR TOTAL RETURNS

1999       2000       2001     2002

20.28%     -9.45%    -12.47%   -22.57%

Best Quarter      14.65%   (12/31/99)
Worst Quarter     -17.37%  (9/30/02)


The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -3.31%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


----------------------------------------------------------
                                       SINCE     DATE OF
CLASS A SHARES              1 YEAR   INCEPTION  INCEPTION
----------------------------------------------------------
Armada Equity Index Fund                        10/15/98

Returns Before Taxes       -25.45%    -5.92%

Returns After Taxes on
Distributions              -25.77%    -4.57%

Returns After Taxes on
Distributions and Sale
of Fund Shares             -15.61%    -3.43%

S&P 500 Composite Stock
Price Index 1
(reflects no deduction
for fees, expenses or                             Since
taxes)                     -22.10%    -4.06%    10/15/98
----------------------------------------------------------

1The S&P 500 Composite Stock Price Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. "S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA INTERNATIONAL EQUITY FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in common stocks of issuers located in at least three foreign countries

  Principal Risks
  Market risk, foreign risk, multi-national companies risk, country risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada International Equity Fund's investment objective is to provide capital appreciation by investing in a portfolio of equity securities of foreign issuers. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of foreign issuers. The Fund invests in securities that are tied economically to a number of countries throughout the world. The Fund focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The Fund will limit investments in securities of issuers in countries with emerging markets or economies to no more than 10% of the Fund's total assets.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investments purposes will be invested in equity securities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser makes judgments about the attractiveness of countries based upon a collection of criteria. The relative valuation, growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The percentage of the Fund in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Within foreign markets, the Adviser buys and sells securities based on its analysis of competitive position and valuation. The Adviser sells securities whose competitive position is deteriorating or whose valuation is unattractive relative to industry peers. Likewise, companies with strong and durable competitive advantages and attractive valuation are considered for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign common stocks may underperform other segments of the equity markets or the equity markets as a whole.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the Morgan Stanley Capital International Emerging Markets Index or the United Nations classifies as emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

            CALENDAR YEAR TOTAL RETURNS

1998      1999       2000       2001        2002
19.53%    49.71%     -17.09%    -25.52%     -19.20%

Best Quarter      36.05%   (12/31/99)
Worst Quarter     -19.86%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -7.05%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MSCI EAFE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES       1 YEAR    5 YEARS   INCEPTION  INCEPTION
--------------------------------------------------------------

Armada
International
Equity Fund                                           8/1/97

Returns Before
Taxes                -23.62%    -3.34%    -4.40%

Returns After
Taxes on
Distributions        -23.53%    -3.72%    -4.75%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -14.35%    -2.54%    -3.36%

MSCI EAFE
Index 1
(reflects no
deduction for
fees, expenses or                                   Since
taxes)               -15.94%    -2.89%    -4.53%    7/31/97
--------------------------------------------------------------

1The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
 EAFE) Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA LARGE CAP VALUE FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in value-oriented common stocks of large cap companies

  Principal Risk
  Market risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Large Cap Value Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded large capitalization equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-earnings, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages.

The Fund considers a large capitalization or "large cap" company to be one that has a market capitalization of $3 billion or more.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented large cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

         CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
27.37%   17.89%   28.87%   9.77%    -0.25%

2000     2001     2002
11.30%   -4.05%   -15.22%

Best Quarter      12.50%   (6/30/97)
Worst Quarter     -17.98%  (9/30/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -6.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE S&P 500/BARRA VALUE INDEX AND THE RUSSELL 1000 VALUE INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. THE FUND HAS CHANGED ITS BENCHMARK INDEX TO THE RUSSELL 1000 VALUE INDEX BECAUSE IT MEASURES THE PERFORMANCE OF STOCKS THAT ARE MORE CLOSELY REPRESENTATIVE OF STOCKS HELD BY THE FUND THAN THE S&P 500/BARRA VALUE INDEX. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES        1 YEAR   5 YEARS   INCEPTION  INCEPTION
--------------------------------------------------------------
Armada Large Cap
Value Fund                                          8/22/94

Returns Before
Taxes                -19.87%    -1.30%     7.31%

Returns After
Taxes on
Distributions        -20.27%    -2.43%     5.60%

Returns After
Taxes on
Distributions and
Sale of Fund Shares  -12.15%    -1.24%     5.34%

S&P 500/Barra
Value Index 1
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -20.85%    -0.85%     8.63%     8/31/94

Russell 1000 Value
Index 2
(reflects no
deduction for
fees, expenses or                                     Since
taxes)               -15.52%    1.16%     10.47%     8/31/94
--------------------------------------------------------------

1The S&P 500/Barra Value Index is comprised of securities in the S&P 500 Composite Stock Price Index that have a lower than median market capitalization weighted price-to-book ratio.

2The Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL CAP GROWTH FUND

FUND SUMMARY

  Investment Goal
  Capital appreciation

  Principal Investment Strategy
  Investing in growth-oriented common stocks of small cap companies

  Principal Risks
  Market risk, small companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small Cap Growth Fund's investment objective is to provide capital appreciation by investing in a diversified portfolio of publicly traded small cap equity securities. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies with small stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Adviser seeks to invest in small capitalization companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects.

The Fund considers a small capitalization or "small cap" company to be one that has a comparable market capitalization to the companies in the Russell 2000 Growth Index. The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that growth-oriented small cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALL COMPANIES RISK. The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

       CALENDAR YEAR TOTAL RETURNS

1998     1999     2000     2001     2002
7.28%    35.63%   -15.19%  -8.27%   -39.47%

Best Quarter      36.11%   (12/31/99)
Worst Quarter     -25.82%  (9/30/01)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was -4.56%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.


-----------------------------------------------------------
                                         SINCE     DATE OF
CLASS A SHARES       1 YEAR   5 YEARS  INCEPTION  INCEPTION
-----------------------------------------------------------
Armada Small Cap
Growth Fund                                       8/1/97

Returns Before
Taxes                -42.78%  -8.32%     -6.53%

Returns After
Taxes
on Distributions     -42.78%  -8.74%     -6.94%

Returns After
Taxes on
Distributions
and Sale of
Fund Shares          -26.27%  -6.17%     -4.84%

Russell 2000
Growth Index 1
(reflects no
deduction for
fees, expenses                                     Since
or taxes)            -30.26%  -6.59%     -5.73%   7/31/97
-----------------------------------------------------------

1The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Stock Index with higher than average price-to-book ratios and forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the 2000 smallest companies of the 3000 largest U.S. companies based on market capitalization.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

ARMADA SMALL/MID CAP VALUE FUND

FUND SUMMARY

  Investment Goal
  Long-term capital appreciation

  Principal Investment Strategy
  Investing in value-oriented common stocks of small cap and mid cap companies

  Principal Risks
  Market risk, smaller companies risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Small/Mid Cap Value Fund's investment objective is to provide long-term capital appreciation. The investment objective may be changed without a shareholder vote.

The Fund's principal investment strategy is investing in common stocks of U.S. companies that are considered to have small cap or mid cap stock market capitalizations. Companies meeting this criteria are ones that have a market capitalization between $500 million and $5 billion at the time the Fund purchases the company's securities.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap and mid cap companies. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer good value and good news. The Adviser generally seeks to invest in companies based on price-to-sales, price-to-book and price-to-cash flow ratios that are lower than market averages. The Adviser generally sells securities when these valuation ratios rise above market averages. The Fund will not necessarily sell a security if the issuer no longer meets the market capitalization criteria stated above, so long as the security otherwise continues to meet investment criteria.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may increase transaction costs and capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that value-oriented small cap or mid cap common stocks may underperform other segments of the equity markets or the equity markets as a whole.

SMALLER COMPANIES RISK. Smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

There is no performance information for the Fund because it has not completed a full calendar year of investment operations as of December 31, 2002.

FUND FEES AND EXPENSES
See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES                                           CORE EQUITY FUND             EQUITY GROWTH FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS R                        CLASS R
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                          None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                                 0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                          None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                          None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                          None
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                          0.60%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.16%                          0.14%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.51%                          1.49%
----------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)                      EQUITY INDEX FUND          INTERNATIONAL EQUITY FUND
                                                               CLASS R                        CLASS R
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)                                None                          None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value) 1                                0.75%                          0.75%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and Other Distributions (as a percentage
of offering price)                                               None                          None
----------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                         None                          None
----------------------------------------------------------------------------------------------------------
Exchange Fee                                                     None                          None
----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                        0.35%2                         1.15%
----------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                                    0.60%                          0.60%
----------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.13%                          0.15%
----------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                              1.08%                          1.90%
----------------------------------------------------------------------------------------------------------

EQUITY FUNDS
FUND FEES & EXPENSES (CONTINUED)

SHAREHOLDER FEES                                 LARGE CAP VALUE FUND        SMALL CAP GROWTH FUND      SMALL /MID CAP VALUE FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                   CLASS R                      CLASS R                      CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)              None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                         0.75%                        0.75%                        0.75%
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of offering
price)                                                   None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount
redeemed, if applicable)                                 None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                             None                        None                         None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                0.75%                        1.00%                       1.00%
------------------------------------------------------------------------------------------------------------------------------------
Distribution
(12b-1) Fees                                            0.60%                        0.60%                       0.60%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.13%                        0.20%                       0.16%
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                      1.48%                        1.80%                       1.76%
------------------------------------------------------------------------------------------------------------------------------------

1 A contingent deferred sales charge is charged only with respect to Class R
  Shares redeemed prior to eighteen months from the date of purchase.

2 The Adviser waived a portion of its advisory fees for the Equity Index Fund during the last fiscal year. With this fee waiver, the Equity Index Fund's actual Investment Advisory Fees were 0.20%. The Adviser expects to continue to waive a portion of its advisory fees for the Equity Index Fund during the current fiscal year. With this fee waiver, the actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.20% and 0.93%, respectively.

This fee waiver remains in place as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                 1 YEAR      3 YEARS       5 YEARS     10 YEARS
CORE EQUITY FUND
    Class R Shares 1              $229        $477          $824        $1,802
    Class R Shares 2               154         477           824         1,802
EQUITY GROWTH FUND
    Class R Shares 1               227         471           813         1,779
    Class R Shares 2               152         471           813         1,779
EQUITY INDEX FUND
    Class R Shares 1               185         343           595         1,317
    Class R Shares 2               110         343           595         1,317
INTERNATIONAL EQUITY FUND
    Class R Shares 1               268         597           1,026       2,222
    Class R Shares 2               193         597           1,026       2,222
LARGE CAP VALUE FUND
    Class R Shares 1               226         468           808         1,768
    Class R Shares 2               151         468           808         1,768
SMALL CAP GROWTH FUND
    Class R Shares 1               258         566           975         2,116
    Class R Shares 2               183         566           975         2,116
SMALL/MID CAP VALUE FUND
    Class R Shares 1               254         554           N/A         N/A
    Class R Shares 2               179         554           N/A         N/A

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

FIXED INCOME FUNDS

ARMADA LIMITED MATURITY BOND FUND

  FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

  PRINCIPAL RISKS
   Market risk, interest rate risk,
   prepayment/extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Limited Maturity Bond Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains an average dollar-weighted portfolio maturity of between one and five years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

         CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999
7.60%    5.18%    6.33%    6.58%    3.15%

2000     2001     2002
4.39%    9.03%    5.09%

Best Quarter      3.59%    (3/31/01)
Worst Quarter     -0.34%   (12/31/00)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.42%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

------------------------------------------------------------------
                                                SINCE     DATE OF
CLASS A SHARES             1 YEAR   5 YEARS   INCEPTION INCEPTION
------------------------------------------------------------------
Armada Limited Maturity
Bond Fund                                                9/9/94

Returns Before
Taxes                       2.24%    5.05%      5.46%

Returns After Taxes on
Distributions               0.80%    2.88%      3.17%

Returns After Taxes on
Distributions and Sale
of Fund Shares              1.35%    2.94%      3.21%

Merrill Lynch 1-3 Year
U.S.
Corporate/Government
Index 1
(reflects no deduction
for fees, expenses or                                     Since
taxes)                      6.09%    6.61%      6.64%    8/31/94
------------------------------------------------------------------

1The Merrill Lynch 1-3 year U.S. Corporate/Government Index is a market capitalization weighted index including U.S. Treasury and Agency bonds and U.S. fixed coupon investment grade corporate bonds (U.S. domestic and Yankee/global bonds). U.S. Treasury bonds must have at least $1 billion face value outstanding and agency and corporate bonds must have at least $150 million face value outstanding to be included in the index. Both total return and price returns are calculated daily. Prices are taken as of approximately 3 p.m. Eastern Time. Quality range is BBB3-AAA based on composite Moody and S&P ratings. Maturities for all bonds are greater than or equal to one year and less than three years. Floaters, Equipment Trust Certificates, and Title 11 securities are excluded.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in investment grade fixed income securities, while maintaining an average dollar-weighted maturity of between four and twelve years

  PRINCIPAL RISKS
   Market risk, credit risk, interest rate risk, prepayment/extension risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Total Return Advantage Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in a portfolio of investment grade fixed income securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include U.S. Treasury obligations and obligations of certain U.S. government agencies or instrumentalities such as securities issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality.

If a security is downgraded, the Adviser will re-evaluate whether continuing to hold the security is in the best interest of shareholders. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 15% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." The Fund does not intend to invest in junk bonds rated by Standard & Poor's, at the time of purchase, below C or that are of equivalent quality as determined by the Adviser. If a security is downgraded below C or the equivalent, the Adviser will reevaluate whether continuing to hold the security is in the best interest of the shareholders.

The Fund generally maintains an average dollar-weighted maturity of between four and twelve years.

Due to its investment strategy, the Fund may buy and sell securities frequently. In some instances this may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentatilites are backed by the full faith and credit of the United States, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities.

Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

          CALENDAR YEAR TOTAL RETURNS

1995     1996     1997     1998     1999    2000
18.37%   2.86%    8.54%    8.68%    -3.21%  12.33%

2001     2002
7.01%    10.81%

Best Quarter      6.28%    (6/30/95)
Worst Quarter     -2.58%   (3/31/96)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 1.63%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS For CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN U.S. GOVERNMENT/CREDIT INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------
                                           SINCE     DATE OF
CLASS A SHARES          1 YEAR  5 YEARS  INCEPTION  INCEPTION
--------------------------------------------------------------

Armada Total Return
Advantage Fund                                        9/6/94

Returns Before Taxes    5.53%   5.94%      6.98%

Returns After Taxes
on Distributions        3.26%   3.56%      4.19%

Returns After Taxes
on Distributions and
Sale of Fund Shares     3.48%   3.55%      4.16%

Lehman U.S.
Government/Credit
Index 1 (reflects no
deduction for fees,                                    Since
expenses or taxes)      11.02%  7.61%      8.07%      8/31/94
--------------------------------------------------------------

1The Lehman U.S. Government/Credit Index is a widely recognized index of government and corporate debt securities rated investment grade or better, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

ARMADA U.S. GOVERNMENT INCOME FUND

FUND SUMMARY

  INVESTMENT GOAL
   Current income as well as preservation of capital

  PRINCIPAL INVESTMENT STRATEGY
   Investing in mortgage-related securities issued or guaranteed by the U.S. government

  PRINCIPAL RISKS
   Market risk, interest rate risk, prepayment/ extension risk, credit risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada U.S. Government Income Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The investment objective may be changed without a shareholder vote.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The types of U.S. government securities include mortgage-related securities, and Treasury bills, notes and bonds. The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt-securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund generally maintains a dollar-weighted average maturity of between three and ten years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

PRINCIPAL RISKS OF INVESTING

MARKET RISK. A fixed income security is designed to provide a fixed rate of interest for the term of the security and return the principal value at maturity. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

INTEREST RATE RISK. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies and instrumentalities are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

For additional information about risks, see "More Information About Principal Investment Strategies."

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Armada U.S. Government Income Fund on that date.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would be less than those shown below.

          CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
7.41%    -0.70%   13.50%   4.54%    7.87%   6.83%

1999     2000     2001     2002
0.95%    10.00%   7.35%    7.92%

Best Quarter     3.88%   (6/30/95)
Worst Quarter   -1.13%   (3/31/94)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.68%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002 TO THOSE OF THE LEHMAN MORTGAGE-BACKED SECURITIES INDEX, AFTER TAKING INTO ACCOUNT APPLICABLE SALES CHARGES FOR THE FUND. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

--------------------------------------------------------------
CLASS A SHARES              1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------
Armada U.S. Government
Income Fund

Returns Before Taxes        2.75%        5.54%       5.97%

Returns After Taxes on
Distributions               0.83%        3.23%       3.23%

Returns After Taxes on
Distributions and Sale
of Fund Shares              1.65%        3.24%       3.33%

Lehman Mortgage-Backed
Securities Index 1
(reflects no deduction
for fees, expenses or
taxes)                      8.74%        7.34%       7.28%
--------------------------------------------------------------

1The Lehman Mortgage-Backed Securities Index is a widely-recognized index of mortgage-backed securities issued by GNMA, FHLMC, and Fannie Mae. All securities in the index are rated AAA, with maturities of at least one year.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

SHAREHOLDER FEES                               LIMITED MATURITY       TOTAL RETURN ADVANTAGE   U.S. GOVERNMENT INCOME
(PAID DIRECTLY FROM YOUR INVESTMENT)              BOND FUND                    FUND                     FUND
                                                   CLASS R                   CLASS R                   CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering
price)                                              None                      None                      None
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1
                                                    0.75%                     0.75%                     0.75%
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other
Distributions (as a percentage of
offering price)                                      None                      None                     None
-----------------------------------------------------------------------------------------------------------------------
Redemption Fee (as a percentage of
amount redeemed, if applicable)                      None                      None                     None
-----------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None                      None                     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                            0.45%2                    0.55%2                    0.55%
-----------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                           0.60%                     0.60%                     0.60%
-----------------------------------------------------------------------------------------------------------------------
Other Expenses                                      0.13%                     0.12%                     0.15%
-----------------------------------------------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                  1.18%                     1.27%                     1.30%
-----------------------------------------------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class R
 Shares redeemed prior to eighteen months from the date of purchase.

2The Adviser waived a portion of its advisory fees for the Limited Maturity Bond
 Fund and Total Return Advantage Fund during the last fiscal year. With these fee waivers, the Funds' actual Investment Advisory Fees were 0.35% and 0.38% for the Limited Maturity Bond Fund and Total Return Advantage Fund, respectively. The Adviser expects to continue to waive a portion of its advisory fees for each of the Limited Maturity Bond Fund and Total Return Advantage Fund during the current fiscal year. With these fee waivers, these Funds' actual Investment Advisory Fees and Total Annual Fund Operating
 Expenses are expected to be:

             FUND                ADVISORY FEES       TOTAL EXPENSES
  Limited Maturity Bond Fund         0.35%                1.08%
  Total Return Advantage             0.40%                1.12%
  Fund

These fee waivers remain in effect as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares."

EXAMPLES

These Examples are intended to help you compare the cost of investing in Armada Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Examples also assume that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Funds would be:

                                    1 YEAR      3 YEARS      5 YEARS    10 YEARS
LIMITED MATURITY BOND FUND
    Class R Shares 1                 $195         $375         $649      $1,432
    Class R Shares 2                  120          375          649       1,432
TOTAL RETURN ADVANTAGE FUND
    Class R Shares 1                  204          403          697       1,534
    Class R Shares 2                  129          403          697       1,534
U.S. GOVERNMENT INCOME FUND
    Class R Shares 1                  207          412          713       1,568
    Class R Shares 2                  132          412          713       1,568

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

FUND SUMMARY

  INVESTMENT GOAL
   High current income consistent with stability of principal while maintaining liquidity

  PRINCIPAL INVESTMENT STRATEGY
   Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

  PRINCIPAL RISKS
   Interest rate risk, credit risk, counterparty risk, loss risk

PRINCIPAL INVESTMENT STRATEGIES

The Armada Money Market Fund's investment objective is to provide as high a level of current income as is consistent with liquidity and stability of principal. The investment objective may be changed without a shareholder vote.

The Fund invests in a variety of high quality money market securities, including certificates of deposit and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (NRSROs).

The Adviser also invests in securities issued or guaranteed by the U.S. government or its agencies (government obligations) and repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by an NRSRO in the highest two rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

PRINCIPAL RISKS OF INVESTING

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Fund invests only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, the Fund could lose money which might lower the Fund's performance.

COUNTERPARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

LOSS RISK. No matter how good a job an investment manager does, you could lose your money on your investment in the Fund, just as you could with other investments.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

Although the Fund seeks to maintain a constant price per share of $1.00, there is no guarantee that the Fund will achieve this goal and it is possible that you may lose money by investing in the Fund.

For additional information about risks, see "More Information About Principal Investment Strategies."

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

PERFORMANCE INFORMATION

Class R Shares of the Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The table measures performance in terms of total return. However, this Fund is managed for yield and not total return.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, the returns for Class A Shares of the Fund would have been less than those shown below.

           CALENDAR YEAR TOTAL RETURNS

1993     1994     1995     1996     1997    1998
2.64%    3.88%    5.61%    5.09%    5.22%   5.11%

1999     2000     2001     2002
4.76%    6.05%    3.66%    1.22%

Best Quarter      1.56%    (9/30/00)
Worst Quarter     0.25%    (12/31/02)

The Fund's year-to-date total return for Class A Shares through March 31, 2003 was 0.17%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31, 2002.

-------------------------------------------------
CLASS A SHARES     1 YEAR    5 YEARS   10 YEARS
-------------------------------------------------

Armada Money
Market Fund        1.22%     4.15%     4.31%
-------------------------------------------------

For current yield information on the Fund, call 1-800-622-FUND (3863) or visit our website at www.armadafunds.com. The Fund's yield appears in THE WALL STREET JOURNAL each Thursday.

FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUND

ARMADA MONEY MARKET FUND

FUND FEES & EXPENSES (CONTINUED)
SHAREHOLDER FEES                                      MONEY MARKET FUND
(PAID DIRECTLY FROM YOUR INVESTMENT)                       CLASS R
Maximum Sales Charge (Load) Imposed on
Purchases (as percentage of offering price)                  None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as
percentage of net asset value)1                             0.75%
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions
(as a percentage of offering price)                          None
-------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount                    None
redeemed, if applicable)
-------------------------------------------------------------------------------
Exchange Fee                                                 None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees2                                   0.35%
-------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.60%
-------------------------------------------------------------------------------
Other Expenses                                              0.12%
-------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                                          1.07%
-------------------------------------------------------------------------------

1A contingent deferred sales charge is charged only with respect to Class R shares redeemed prior to eighteen months from the date of purchase.


2The Adviser waived a portion of its advisory fees for the Fund during the last fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees were 0.25%. The Adviser expects to continue to waive a portion of its advisory fees during the current fiscal year. With this fee waiver, the Fund's actual Investment Advisory Fees and Total Annual Fund Operating Expenses are expected to be 0.25% and 0.97%, respectively. This fee waiver remains in effect as of the date of this prospectus but may be revised or discontinued at any time.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution of Fund Shares".


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the periods.

The Example also assumes that each year your investment has a 5% return, Fund expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
MONEY MARKET FUND
    Class R Shares 1       $184         $340         $590         $1,306
    Class R Shares 2        109          340          590          1,306

1If you sell your shares at the end of the period.
2If you do not sell your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. Our Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. The following chart indicates the specific types of investments in which each Fund primarily invests.

---------------------------------------------------------------------------------------------------------------------------
                                                                              High-Yield
                                           Fixed                               Lower       Asset-    Mortgage-
                              Equity      Income    Government  Repurchase     Rated       Backed     Backed      Foreign
                            Securities  Securities  Securities  Agreements   Securities  Securities  Securities  Securities
---------------------------------------------------------------------------------------------------------------------------
ARMADA CORE EQUITY FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY GROWTH FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA EQUITY INDEX FUND       [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA INTERNATIONAL
EQUITY FUND                    [ ]                                                                                   [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA LARGE CAP VALUE FUND
                               [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL CAP GROWTH
FUND                           [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA SMALL/MID CAP VALUE
FUND                           [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA LIMITED MATURITY
BOND FUND                                   [ ]         [ ]                                 [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA TOTAL RETURN
ADVANTAGE FUND                              [ ]         [ ]                     [ ]        [ ]          [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA U.S. GOVERNMENT
INCOME FUND                                 [ ]         [ ]                                 [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------
ARMADA MONEY MARKET FUND                    [ ]         [ ]         [ ]
---------------------------------------------------------------------------------------------------------------------------

EQUITY SECURITIES
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

FIXED INCOME SECURITIES
The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES
Direct obligations of the U.S. Treasury are considered to be among the safest investments. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

REPURCHASE AGREEMENTS
Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

o High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.
o The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.
o Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.
o The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.
o Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting the Fund's interests.

ASSET-BACKED SECURITIES
Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Fund may incur substantial costs in connection with conversions between various currencies.

o A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT FUND INVESTMENTS

The principal investments and strategies described in preceding sections of this prospectus are those that we use under normal circumstances. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. Certain of these investments and strategies are described in this section. See our Statement of Additional Information for more detail on the investments and strategies used by the Funds.

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. The Money Market Fund may hold cash pending investment and may hold up to 100% of its assets in cash for temporary defensive purposes. A Fund will use these strategies only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities.

In fulfilling the 80% requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. Derivatives and futures contracts are not considered to be part of a Fund's principal investment strategies. These instruments may carry greater risk than other types of securities in which the Funds invest. Derivatives and futures contracts and their related risks are discussed in detail in our Statement of Additional Information.

Each Equity Fund may invest in foreign securities. The International Equity Fund invests in foreign securities as part of its principal investment strategy. The Equity Index Fund will only invest in foreign securities if they are included in the S&P 500 Composite Stock Price Index. Each other Equity Fund may invest up to 20% of its total assets at the time of purchase in foreign securities. Such investments are not used as part of these Funds' principal investment strategies.

Armada has obtained an order from the SEC that allows the Funds to use cash balances that have not been invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by Armada. A Fund will hold shares of money market funds only to the extent that its total investment in the money market funds does not exceed 25% of its total assets.

INVESTOR PROFILES

The table below provides information concerning the type of investor who might want to invest in each of the Funds. It is meant as a general guide only. Because they use different investment strategies, the Funds carry different levels of share price volatility. Please consult your financial adviser for help in deciding which Fund is right for you.

--------------------------------------------------------------------------------
                                            EQUITY FUNDS
--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Core Equity Fund                            Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks
--------------------------------------------------------------------------------
Equity Growth Fund                          Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks of large cap companies
--------------------------------------------------------------------------------
Equity Index Fund                           Investors seeking returns similar to
                                            those of the S&P 500 Composite Stock
                                            Price Index who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks
--------------------------------------------------------------------------------
International Equity Fund                   Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            common stocks of foreign companies
--------------------------------------------------------------------------------
Large Cap Value Fund                        Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            value-oriented common stocks of
                                            large cap companies
--------------------------------------------------------------------------------
Small Cap Growth Fund                       Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            growth-oriented common stocks of
                                            small cap companies
--------------------------------------------------------------------------------
Small/Mid Cap Value Fund                    Investors seeking capital
                                            appreciation who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in
                                            value-oriented common stocks of
                                            small cap and mid cap companies
--------------------------------------------------------------------------------
                                            FIXED INCOME FUNDS
--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Limited Maturity Bond Fund                  Investors seeking current income who
                                            are seeking to minimize share price
                                            volatility relative to our other
                                            fixed income funds and who are
                                            willing to accept the risks of
                                            investing in a fund that invests
                                            primarily in shorter term fixed
                                            income securities

--------------------------------------------------------------------------------
Total Return Advantage Fund                 Investors seeking total return with
                                            less share price volatility than a
                                            fund that invests primarily in
                                            equity securities who are willing to
                                            accept the risks of investing in a
                                            fund that invests primarily in fixed
                                            income securities

--------------------------------------------------------------------------------
U.S. Government Income Fund                 Investors seeking current income who
                                            are interested in the lower credit
                                            risk associated with a fund that
                                            invests primarily in U.S. government
                                            fixed income securities
--------------------------------------------------------------------------------

                                            MONEY MARKET FUND

--------------------------------------------------------------------------------
FUND                                        MAY BE APPROPRIATE FOR . . .
--------------------------------------------------------------------------------
Money Market Fund                           Investors seeking current income and
                                            reduced risk through a widely
                                            diversified money market portfolio
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND INVESTMENT TEAMS

National City Investment Management Company, with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of December 31, 2002, the Adviser had approximately $28 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

The Board of Trustees of Armada supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees the Adviser received for each Fund for the fiscal period ended May 31, 2002.

-------------------------------------------------------------------------------------------------------------------------
                                                                                             ADVISORY FEES PAID AS A
                                                                                              PERCENTAGE OF AVERAGE
                                                                                            NET ASSETS FOR THE FISCAL
FUND NAME                                              MANAGEMENT TEAM                       YEAR ENDED MAY 31, 2002
-------------------------------------------------------------------------------------------------------------------------
Core Equity Fund                           Core Equity Investment Management Team                        0.75%
-------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                        Growth Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------------
Equity Index Fund                          Core Equity Investment Management Team                        0.20%
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund              International Equity Investment Management Team                   1.15%
-------------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                       Value Equity Investment Management Team                       0.75%
-------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                     Growth Equity Investment Management Team                       1.00%
-------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                   Value Equity Investment Management Team                       1.00%1
-------------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                  Taxable Fixed Income Management Team                         0.35%
-------------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                 Taxable Fixed Income Management Team                         0.38%
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                 Taxable Fixed Income Management Team                         0.55%
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                           Taxable Money Market Management Team                         0.25%
-------------------------------------------------------------------------------------------------------------------------

1 The Small/Mid Cap Value Fund was not in operation during the last fiscal year.
  The fee shown represents the contractual advisory fee rates that the Fund is obligated to pay the Adviser.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class R Shares of the Funds.

      CLASS R SHARES:


o     NO FRONT-END SALES CHARGE
o CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)
o     12B-1 FEES
o     NO MINIMUM INITIAL INVESTMENT FOR QUALIFIED PLANS AND THEIR PARTICIPANTS
o     MINIMUM INITIAL INVESTMENT OF $250 FOR INDIVIDUAL RETIREMENT INVESTORS
o     MAXIMUM INVESTMENT OF $1 MILLION FOR INDIVIDUAL RETIREMENT INVESTORS
o     DOES NOT CONVERT TO ANY OTHER SHARE CLASS


Class R Shares are generally intended for tax-advantaged investments, including qualified retirement plans (such as 401(k) plans), individual retirement accounts, and tax-advantaged non-retirement accounts (such as Coverdell Education Savings Accounts). Class R Shares may also be available to certain institutional investors (such as charitable or endowment funds) and certain non-qualified retirement plans.

From time to time, the Adviser may pay from its own resources a fee to financial institutions that generate purchase orders. These fees are described in our Statement of Additional Information.

RETIREMENT PLAN PARTICIPANTS
  If you buy, sell or exchange shares through a retirement plan, the procedures for buying, selling and exchanging shares and account features and policies may be different than those described in this prospectus. Plan participants should contact your plan sponsor or administrator for information regarding procedures for investing in the Funds.

HOW TO PURCHASE FUND SHARES

                       NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INTERNET               Visit our site and click on "Open an Account      You may place your purchase order on
WWW.ARMADAFUNDS.COM    Online." Or log on to our on line Forms           our Web Site using your established
                       Center to print or complete an application on     banking instructions for payment. To
                       line. Mail the application to the address below.  authorize this service, please complete
                       Unless you arrange to pay by wire or ACH, write   an Account Change Form or call
                       your check, payable in U.S. dollars, to "Armada   1-800-622-FUND (3863).
                       Funds (Fund name)." Armada cannot accept
                       third-party checks, starter checks, credit
                       cards, credit card checks, cash or cash
                       equivalents (i.e., cashier's check, bank draft,
                       money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------------
TELEPHONE              Call our Investor Services Line to obtain an     Call our Investor Services Line to purchase
1-800-622-FUND (3863)  application.                                     additional shares. To authorize this service,
                                                                        please complete an Account Change Form or call
                                                                        1-800-622-FUND (3863).
-----------------------------------------------------------------------------------------------------------------------
MAIL                   Complete an application and mail it along        Make your check payable to "Armada Funds (Fund
                       with a check payable, in U.S. dollars, to        Name)."  Please include your account number on
                       "Armada Funds (Fund Name)."                      your check and mail it to the address at the
                         Armada Funds                                   left.
                         P.O. Box 8421
                         Boston, MA 02266-8421

                       For overnight delivery mail to:
                         Boston Financial Data Services
                         Attn: Armada Funds
                         66 Brooks Drive
                         Braintree, MA 02184

                       Armada cannot accept third-party checks, starter
                       checks, credit cards, credit card checks, cash
                       or cash equivalents (i.e., cashier's check, bank
                       draft, money order or traveler's check).
-----------------------------------------------------------------------------------------------------------------------
AUTOMATED CLEARING     Complete "Bank, Wire & Electronic Funds          A Planned Investment Program can be set up to
HOUSE ("ACH")          Transfer Instructions"  section of the           automatically purchase shares on designated
                       application to have funds directly               dates during the month.  Please see "Planned
                       transferred from a bank account.  A primary      Investment Program" below.
                       and secondary account may be established.
                       Please note all electronic transfers will be on
                       the primary account unless notified otherwise.
                       Any changes in these instructions must be made
                       in writing to Armada Funds with a signature
                       guarantee.
-----------------------------------------------------------------------------------------------------------------------
PLANNED INVESTMENT     With a $50 minimum initial investment and if     With current account information on your
PROGRAM                you have a checking or savings account with      account, participation in the program can be
                       a bank, you may purchase Class R Shares          arranged via the Internet or by calling
                       automatically through regular deductions from    1-800-622-FUND (3863).
                       your account in amounts of at least $50 per
                       month per account.                               For existing accounts, without account
                                                                        information, participation can be arranged by
                       You may arrange for participation in this        completing an Account Change Form with banking
                       program when a new account is established.       information.  This form must include a
                                                                        signature guarantee by a bank or other
                                                                        financial institution.
-----------------------------------------------------------------------------------------------------------------------

WIRE                   To purchase shares by wire, call               Call 1-800-622-FUND (3863) prior to sending
                       1-800-622-FUND (3863) to set up your           the wire in order to obtain a confirmation
                       account to accommodate wire                    number and to ensure prompt and accurate
                       transactions and to receive a wire             handling of funds.  Ask your bank to
                       control number to be included in the           transmit immediately available funds by wire
                       body of the wire. Ask your bank to             as described at the left.  Please include
                       transmit immediately available funds by        your account number.
                       wire in the amount of your purchase
                       to:                                            Armada and its transfer agent are not
                       State Street Bank and Trust Company            responsible for the consequences of delays
                       ABA # 011000028                                resulting from the banking or Federal
                       Account 99052755 Credit Armada Funds           Reserve Wire system, or from incomplete
                       (Account Registration)                         wiring instructions.
                       (Account Number)
                       (Wire Control Number)

                       Note: Your bank may charge you a fee
                       for this service.

                       Armada and its transfer agent are not responsible for the
                       consequences of delays resulting from the banking or
                       Federal Reserve Wire system, or from incomplete wiring
                       instructions.
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARY Contact your financial consultant.             Contact your financial consultant. Please
                       Please note, your financial consultant         note, your financial consultant or
                       or institution may charge a fee for its        institution may charge a fee for its
                       services.                                      services.
-----------------------------------------------------------------------------------------------------------------------

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

Your investment representative is responsible for transmitting all purchase and sale requests, investment information, documentation and money to Armada on time. Certain investment representatives have agreements with Armada that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the investment representative must send your payment to Armada by the time the Funds price their shares on the following day. If your investment representative fails to do so, it may be responsible for any resulting fees or losses.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

Armada may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

On any Business Day when the Bond Market Association (BMA) recommends that the securities markets close early, each Fixed Income Fund and the Money Market Fund reserve the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same Business Day credit for purchase and redemption orders received after the Fund's closing time and credit will be given the next Business Day.

With respect to the Money Market Fund, to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and immediately available funds before 3:30 p.m. Eastern time that day.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, each Fund, other than the Money Market Fund, generally values its investment portfolio at market price. If market prices are unavailable or they are considered to be unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.


The Money Market Fund generally values its investment portfolio using the amortized cost method, which is described in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions of for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after the exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds.

Our Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

If you sell your Class R Shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.75% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after Armada receives your sale request in good order, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class R Shares of one Fund for Class R Shares of another Fund.

When an investor redeems Class R Shares, they are redeemed first from those Class R Shares that are not subject to the deferred sales load (i.e., Class R Shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the Class R Shares that have been held the longest.

The contingent deferred sales charge will be waived if you sell your Class R Shares for the following reasons:

o        redemptions following the death or disability of a shareholder;

o redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

o minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

o redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with plan sponsor;

o        redemptions by a settlor of a living trust;

o redemptions effected pursuant to Armada's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

o        return of excess contributions;

o redemptions following the death or disability of both shareholders in the case of joint accounts;

o        exchanges of Class R Shares for Class R Shares of other Armada
         Funds;

o distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

o exchange of Class R Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

o redemptions by participants in a qualified plan who transfer funds from an Armada fund to a non-Armada fund available through the plan.

HOW TO SELL YOUR FUND SHARES

Holders of Class R Shares may sell shares by following the procedures established when they opened their account or accounts.

INTERNET

WWW.ARMADAFUNDS.COM
-------------------
The minimum amount for an Internet redemption is $100. You may arrange for participation in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $1,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class R Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, via electronic transfer to your account. Participation in this program can be arranged when completing an account application or an Account Change Form, via the Internet, or calling our Investor Services line.

FINANCIAL INTERMEDIARY

Contact your financial consultant. Your financial consultant or institution may charge a fee for its services, in addition to the fees charged by Armada.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to sell $100,000 or more of your shares, please notify Armada in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share for redemption requests received in good order by Armada will be the next NAV determined less any applicable deferred sales charge.

See "Contingent Deferred Sales Charges" on page 40 for information concerning the application of contingent deferred sales charges. Normally, we will send your sale proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information on your redemption. Your proceeds can be wired to your bank account or sent to you by check. Armada does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 10 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

Armada may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for other than customary weekend and holiday closings;

(c)      the SEC has by order permitted such suspension; or

(d) an emergency exists as a result of which: (i) disposal by Armada of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Armada to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to the Transfer Agent is 4:00 p.m. Eastern Time.

INTERNET
WWW.ARMADAFUNDS.COM
-------------------
You may exchange your shares through the Internet. The minimum amount for Internet exchange into a new fund is $500. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Plan below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Change Form.

TELEPHONE
1-800-622-FUND (3863)

Call with your account name, number, and amount of exchange into existing account (minimum amount is $500). To authorize this service, please complete an Account Change Form or call 1-800-622-FUND (3863).

MAIL

Indicate which existing fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:
     Armada Funds
     P.O. Box 8421
     Boston, MA 02266-8421

For overnight delivery mail to:
     Boston Financial Data Services
     Attn: Armada Funds
     66 Brooks Drive
     Braintree, MA 02184

The exchange minimum is at least $500.

SYSTEMATIC EXCHANGE PROGRAM AVAILABLE TO CLASS R
SHARES

You can exchange Class R Shares of an Armada Fund for Class R Shares of another Armada Fund automatically, at periodic intervals. The minimum exchange is $50.

If you would like to enter into a systematic exchange program concerning Class R Shares you must exchange them within either six or twelve months from the date of purchase.

You may arrange for participation in this program via the Internet at WWW.ARMADAFUNDS.COM, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY
Contact your financial consultant. Your financial consultant or institution may charge a fee for its services.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing (switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling). As money is shifted in and out, a Fund incurs expenses for buying and selling securities. These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs. Therefore, Armada discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months. Armada may contact a shareholder who exceeds the limit and, if a market-timing pattern continues, management of Armada may revoke the shareholder's privilege to purchase shares of a Fund through exchanges. Management of Armada reserves the right to limit, amend or impose charges upon, terminate or otherwise modify the exchange privilege. You will be provided 60 days' notice before any material change to the exchange privilege is made. Any modification to the exchange privilege will not otherwise affect your right to redeem shares.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

TELEPHONE AND INTERNET TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Armada has certain safeguards and procedures to confirm the authenticity of instructions, Armada is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Armada over the telephone or via the Internet, you will generally bear the risk of any loss, provided Armada has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations may require Armada to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Armada. To the extent permitted by applicable law, Armada reserves the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan with respect to Class R Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, that allows each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Distribution fees for Class R Shares, as a percentage of average daily net assets, are 0.60% with respect to each Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAXES

The following Funds distribute income at least annually:

         Armada International Equity Fund
         Armada Small Cap Growth Fund
         Armada Small/Mid Cap Value Fund

The following Funds distribute income quarterly:

         Armada Core Equity Fund
         Armada Equity Growth Fund
         Armada Equity Index Fund
         Armada Large Cap Value Fund

The following Funds distribute income monthly:

         Armada Limited Maturity Bond Fund
         Armada Total Return Advantage Fund
         Armada U.S. Government Income Fund

The Armada Money Market Fund accrues its income daily and distributes it monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at WWW.ARMADAFUNDS.COM, or by notifying Armada in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid the next day if done through the Internet or after Armada receives your written notice.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In selecting portfolio securities to be sold, the Funds generally use tax management techniques that are intended to minimize capital gains and enhance after-tax returns.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund or an in-kind redemption, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the Armada International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Armada International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their states and localities.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

Class R Shares of the Funds are new and have no performance history. For this reason, the tables that follow present performance information about Class A Shares of each Fund. This information is intended to help you understand each Fund's financial performance for at least the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

Except as stated otherwise below, the financial highlights have been audited by Ernst & Young LLP, independent auditors, whose report, along with each Fund's financial statements, are included in the annual report dated May 31, 2002 and are incorporated by reference into the Statement of Additional Information.


The financial highlights for the six-month period ended November 30, 2002 are unaudited.

In June 2000, the Parkstone U.S. Government Income Fund was reorganized into the Armada U.S. Government Income Fund. In connection with this reorganization, the Armada U.S. Government Income Fund adopted the financial highlights, financial statements and performance history of the acquired Parkstone Fund. The Financial Highlights for the Armada U.S. Government Income Fund for the periods presented through May 31, 1999 were audited by the former independent auditors to The Parkstone Group of Funds.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
CORE EQUITY FUND
CLASS A
2002*            $10.77      $0.03 1       $(1.41)     $(0.02)    $(0.00)      $9.37     (12.79)%
2002              12.16       0.02 1        (1.13)      (0.02)     (0.26)      10.77       (9.19)
2001              14.80       (0.02)        (0.70)      (0.00)     (1.92)      12.16       (5.91)
2000              13.71       (0.00)          1.62      (0.00)     (0.53)      14.80        11.98
1999              11.34      (0.05)1          2.93      (0.00)     (0.51)      13.71        25.78
1998 2            10.00         0.04          1.34      (0.04)     (0.00)      11.34        13.85
EQUITY GROWTH FUND
CLASS A
2002*            $19.34      $0.01 1       $(2.63)     $(0.01)    $(0.00)     $16.71     (13.57)%
2002              24.17      (0.04)1        (4.58)      (0.00)     (0.21)      19.34      (19.23)
2001              28.76      (0.07)1        (3.40)      (0.00)     (1.12)      24.17      (12.53)
2000              24.55      (0.06)1          4.53      (0.00)     (0.26)      28.76        18.22
1999              21.35      (0.09)1          4.28      (0.00)     (0.99)      24.55        19.88
1998              18.67       (0.04)          4.99      (0.00)     (2.27)      21.35        28.32
EQUITY INDEX FUND
CLASS A
2002*             $9.18      $0.05 1       $(1.13)     $(0.05)    $(0.00)      $8.05     (11.78)%
2002              10.82       0.08 1        (1.64)      (0.08)     (0.00)       9.18      (14.44)
2001              12.22         0.08        (1.40)      (0.08)     (0.00)      10.82      (10.82)
2000              11.29         0.09          1.01      (0.11)     (0.06)      12.22         9.70
1999 3             9.09         0.07          2.18      (0.05)     (0.00)      11.29        24.83
INTERNATIONAL EQUITY FUND
CLASS A
2002*             $9.68      $0.01 1       $(1.82)     $(0.00)    $(0.00)      $7.87     (18.70)%
2002              10.81       0.04 1        (1.16)      (0.01)     (0.00)       9.68      (10.35)
2001              14.97     (0.01) 1        (3.15)      (0.00)     (1.00)      10.81      (22.88)
2000              10.87       (0.03)          4.21      (0.01)     (0.07)      14.97        38.50
1999              10.82       (0.01)          0.10      (0.04)     (0.00)      10.87         0.84
1998 4            10.00         0.04          0.79      (0.01)     (0.00)      10.82         8.28

                                                                      Ratio of
                                                         Ratio           Net
                                                          of         Investment
                             Ratio of    Ratio of      Expenses        Income/
                      Net    Expenses      Net        to Average     (Loss) to
                    Assets     to       Investment     Net Assets     Average
                     End of  Average   Income/(Loss)    (Before      Net Assets   Portfolio
                    Period     Net      to Average        Fee       (Before Fee    Turnover
                     (000)   Assets     Net Assets      Waivers)      Waivers)       Rate
CORE EQUITY FUND
CLASS A
2002*                $2,935    1.20%      0.57%          1.20%          0.57%        36%
2002                  3,313     1.22       0.22           1.22           0.22        112
2001                  3,987     1.24     (0.17)           1.29         (0.22)         34
2000                  4,146     1.25     (0.22)           1.31         (0.28)         37
1999                  1,731     1.23     (0.40)           1.23         (0.40)         43
1998 2                  408     1.14       0.14           1.30           0.04         60
EQUITY GROWTH FUND
CLASS A
2002*               $85,378    1.16%      0.12%          1.16%          0.12%        30%
2002                103,258     1.17     (0.20)           1.17         (0.20)         52
2001                139,717     1.18     (0.28)           1.23         (0.33)         18
2000                180,000     1.15     (0.24)           1.21         (0.30)         25
1999                156,356     1.17     (0.36)           1.17         (0.36)         57
1998                 12,380     1.23     (0.26)           1.23         (0.26)        260
EQUITY INDEX FUND
CLASS A
2002*               $10,231    0.59%      1.14%          0.74%          0.99%         3%
2002                  7,889     0.58       0.84           0.73           0.69          4
2001                  7,777     0.61       0.69           0.86           0.44         15
2000                  8,253     0.59       0.77           0.84           0.52         48
1999 3                3,892     0.36       1.22           0.71           0.87          9
INTERNATIONAL EQUITY FUND
CLASS A
2002*               $11,898    1.61%      0.43%          1.61%          0.43%        66%
2002                 12,143     1.59       0.38           1.59           0.38         63
2001                 15,390     1.70     (0.11)           1.75         (0.16)        161
2000                  3,618     1.68     (0.19)           1.74         (0.25)        124
1999                  1,127     1.68     (0.04)           1.68         (0.04)         78
1998 4                  276     1.39       1.49           1.47           1.41         28

* For the six months ended November 30, 2002. All ratios for the period have been annualized.
+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Core Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(3) Equity Index Fund Class A commenced operations on October 15, 1998. All ratios for the period have been annualized.
(4) International Equity Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
LARGE CAP VALUE FUND
CLASS A
2002*            $15.80      $0.09 1       $(2.02)     $(0.08)    $(0.00)     $13.79     (12.22)%
2002              17.36       0.15 1        (0.88)      (0.15)     (0.68)      15.80       (4.10)
2001              16.00         0.21          1.71      (0.24)     (0.32)      17.36        12.42
2000              18.79         0.30        (1.87)      (0.31)     (0.91)      16.00       (8.30)
1999              17.51         0.21          1.55      (0.23)     (0.25)      18.79        10.40
1998              14.86         0.26          3.41      (0.29)     (0.73)      17.51        25.41
SMALL CAP GROWTH FUND
CLASS A
2002*             $9.07     $(0.04)1       $(1.96)     $(0.00)    $(0.00)      $7.07     (22.05)%
2002              11.44     (0.12) 1        (2.25)      (0.00)     (0.00)       9.07      (20.72)
2001              14.81      (0.09)1        (1.92)      (0.00)     (1.36)      11.44      (14.97)
2000              10.11      (0.07)1          4.77      (0.00)     (0.00)      14.81        46.49
1999              11.68      (0.05)1        (1.41)      (0.00)     (0.11)      10.11      (12.54)
1998 2            10.00         0.01          1.71      (0.01)     (0.03)      11.68        17.18
SMALL/MID CAP VALUE FUND
CLASS A
2002 3           $10.00      $0.04 1     $(0.65)**     $(0.00)    $(0.00)      $9.39      (6.10)%

                                                                     Ratio of
                                                        Ratio           Net
                                                         of         Investment
                            Ratio of    Ratio of      Expenses        Income/
                     Net    Expenses      Net        to Average     (Loss) to
                   Assets     to       Investment     Net Assets     Average
                    End of  Average   Income/(Loss)    (Before      Net Assets    Portfolio
                   Period     Net      to Average        Fee       (Before Fee     Turnover
                    (000)   Assets     Net Assets      Waivers)      Waivers)        Rate
LARGE CAP VALUE FUND
CLASS A
2002*              $34,532    1.17%      1.24%          1.17%          1.24%         20%
2002                39,511     1.17       0.90           1.17           0.90          39
2001                43,511     1.22       1.29           1.27           1.24          67
2000                 9,070     1.17       1.82           1.23           1.76          40
1999                11,075     1.18       1.82           1.18           1.82          19
1998                 2,151     1.17       1.62           1.17           1.62          18
SMALL CAP GROWTH FUND
CLASS A
2002*              $17,296    1.49%    (1.04)%          1.49%        (1.04)%         72%
2002               $21,941     1.49     (1.13)           1.49         (1.13)         122
2001                31,327     1.52     (0.69)           1.57         (0.74)         174
2000                 2,710     1.48     (0.53)           1.54         (0.59)         155
1999                 1,089     1.51     (0.51)           1.51         (0.51)         159
1998 2                 331     1.23     (0.32)           1.34         (0.43)          31
SMALL/MID CAP VALUE FUND
CLASS A
2002 3                $632    1.18%      0.71%          1.83%          0.06%         31%

* For the six months ended November 30, 2002. All ratios for the period have been annualized.
** The amount shown for the period ended November 30, 2002 for an average share outstanding throughout the period does not accord with aggregate net gains on investments for that period because of the sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund. + Total return is for the period indicated and has not been annualized. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Small Cap Growth Fund Class A commenced operations on August 1, 1997. All ratios for the period have been annualized.
(3) Small/Mid Cap Value Fund Class A commenced operations on July 1, 2002. All ratios for the period have been annualized.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,


                                         Realized
                  Net                       and                                 Net
                 Asset                   Unrealized            Distributions   Asset
                 Value,        Net          Gains    Dividends   from Net      Value,
               Beginning   Investment     (Losses)   from Net    Realized       End
                   of        Income/         on     Investment    Capital        of       Total
                 Period       (Loss)     Securities   Income       Gains       Period    Return+
LIMITED MATURITY BOND FUND
CLASS A
2002*            $10.00      $0.17 1         $0.07     $(0.17)    $(0.00)     $10.07        2.42%
2002               9.90       0.47 1          0.10      (0.47)     (0.00)      10.00         5.87
2001               9.74         0.60          0.16      (0.60)     (0.00)       9.90         7.99
2000               9.99         0.56        (0.24)      (0.57)     (0.00)       9.74         3.47
1999              10.08         0.56        (0.05)      (0.55)     (0.05)       9.99         4.94
1998              10.00         0.57          0.09      (0.57)     (0.01)      10.08         6.68
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002*            $10.24      $0.24 1         $0.31     $(0.22)    $(0.04)     $10.53        5.39%
2002              10.02       0.53 1          0.22      (0.53)     (0.00)      10.24         7.60
2001               9.47         0.55          0.56      (0.56)     (0.00)      10.02        12.00
2000               9.98         0.57        (0.44)     (0.58)2     (0.06)       9.47         1.41
1999              10.25         0.56        (0.23)      (0.56)     (0.04)       9.98         3.18
1998               9.89         0.61          0.36      (0.61)     (0.00)      10.25        10.08
U.S. GOVERNMENT INCOME FUND
CLASS A
2002*             $9.45      $0.20 1         $0.12     $(0.24)    $(0.00)      $9.53        3.44%
2002               9.22       0.47 1          0.22      (0.46)     (0.00)       9.45         7.67
2001               8.77         0.55          0.45      (0.55)     (0.00)       9.22        11.66
2000               9.13         0.54        (0.37)      (0.53)     (0.00)       8.77         1.96
1999               9.27         0.55        (0.14)      (0.55)     (0.00)       9.13         4.46
1998 3             9.15         0.61          0.08     (0.57)4     (0.00)       9.27         7.80

                                                                  Ratio of
                                                     Ratio           Net
                                                      of         Investment
                         Ratio of    Ratio of      Expenses        Income/
                  Net    Expenses      Net        to Average     (Loss) to
                Assets     to       Investment     Net Assets     Average
                 End of  Average   Income/(Loss)    (Before      Net Assets    Portfolio
                Period     Net      to Average        Fee       (Before Fee     Turnover
                 (000)   Assets     Net Assets      Waivers)      Waivers)        Rate
LIMITED MATURITY BOND FUND
CLASS A
2002*            $8,402    0.78%      3.29%          0.88%          3.19%         51%
2002              7,039     0.73       4.69           0.83           4.59         110
2001              5,022     0.65       5.88           0.83           5.70          87
2000                873     0.64       5.74           0.84           5.54          90
1999                550     0.53       5.39           0.75           5.17         190
1998                559     0.41       5.65           0.80           5.26         135
TOTAL RETURN ADVANTAGE FUND
CLASS A
2002*            $3,190    0.82%      4.52%          0.97%          4.32%         54%
2002              1,350     0.80       5.17           0.97           5.60          88
2001              1,183     0.76       5.70           1.04           5.42         182
2000              5,035     0.73       5.92           1.02           5.63         121
1999              4,686     0.69       5.48           0.89           5.28         142
1998                640     0.54       6.14           0.97           5.71         170
U.S. GOVERNMENT INCOME FUND
CLASS A
2002*           $16,019    1.00%      4.10%          1.00%          4.10%        158%
2002             13,387     1.01       5.04           1.01           5.04         219
2001             13,863     1.03       6.03           1.08           5.98          78
2000             20,790     1.08       6.03           1.19           5.92          74
1999             38,190     1.00       5.92           1.34           5.58          53
1998 3           54,710     1.00       7.20           1.34           6.86         279

*For the six months ended November 30, 2002. All ratios for the period have been annualized.
+ Total return is for the period indicated and has not been annualized, unless otherwise indicated. Total return excludes sales charge.
(1) Per share data calculated using average shares outstanding method.
(2) Includes distribution in excess of net investment income of $(0.01) for Class A of the Total Return Advantage Fund.
(3) For the eleven month period ended May 31, 1998. All ratios for the period have been annualized.
(4) Includes a tax return of capital of $(0.04) for Class A of the U.S. Government Income Fund.

For the Six Months Ended November 30, 2002 (Unaudited) and For the Years Ended May 31,

                                                                                                                       Ratio of
                                                                                                                        of Net
                                                                                                            Ratio     Investment
                                                                                Ratio of     Ratio of    of Expenses    Income
             Net Asset                Dividends    Net Asset        Net Assets  Expenses    Investment    to Average   to Average
               Value,        Net       from Net     Value,            End of       to         Income      Net Assets   Net Assets
             Beginning   Investment   Investment     End      Total   Period     Average     to Average  (Before Fee  (Before Fee
             of Period     Income       Income    of Period  Return    (000)    Net Assets   Net Assets    Waivers)    Waivers)
MONEY MARKET FUND
CLASS A
2002*          $1.00      $0.01 1      $(0.01)      $1.00    0.60%  $1,303,052    0.64%         1.18%        0.74%       1.08%
2002            1.00       0.02 1       (0.02)       1.00     2.16   1,763,870     0.65          2.08         0.75        1.98
2001            1.00         0.06       (0.06)       1.00     5.74   2,030,360     0.58          5.58         0.73        5.43
2000            1.00         0.05       (0.05)       1.00     5.25   1,717,661     0.55          5.14         0.71        4.98
1999            1.00         0.05       (0.05)       1.00     4.82   1,360,644     0.56          4.68         0.66        4.58
1998            1.00         0.05       (0.05)       1.00     5.26     696,893     0.51          5.14         0.61        5.08

* For the six months ended November 30, 2002. All ratios, excluding total return, for the period have been annualized.
1 Per share amounts calculated using average shares outstanding method.

                               INVESTMENT ADVISER
                   National City Investment Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                            King of Prussia, PA 19406


                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Commercial Metals Company
Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments, Inc.

JOHN G. BREEN
Retired Chairman and CEO,
    The Sherwin Williams CO.
Director:
The Sherwin Williams Co.
Parker Hannifin Corp.
Mead Westvaco Corp.
Goodyear Tire & Rubber Co.
The Stanley Works

JOHN F. DURKOTT
President and Chief  Executive Officer
   Kittle's Home Furnishings Center, Inc.

ROBERT J. FARLING
Retired Chairman, President and Chief
    Executive Officer, Centerior Energy

RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
    and Dean, Gatton College of Business
    and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation
Office Suites Plus, Inc.
ihigh, Inc.

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

KATHLEEN A. OBERT
Chairman and Chief Executive Officer,
    Edward Howard & Co.

J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

The Armada Funds Trustees also serve as Trustees of The Armada Advantage Fund.

                                                        [Sailboat Logo]
                                                              Armada(R)
                                                                  Funds
                                                    www.armadafunds.com

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Armada Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN MORE INFORMATION:
By Internet:
www.armadafunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
P.O. Box 8421
Boston, MA 02266-8421

From the SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Armada Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Armada Funds' Investment Company Act registration number is 811-4416.

                                  ARMADA FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 5, 2003

                                  EQUITY FUNDS
                             ARMADA CORE EQUITY FUND
                            ARMADA EQUITY GROWTH FUND
                            ARMADA EQUITY INDEX FUND
                        ARMADA INTERNATIONAL EQUITY FUND
                           ARMADA LARGE CAP ULTRA FUND
                           ARMADA LARGE CAP VALUE FUND
                           ARMADA MID CAP GROWTH FUND
                          ARMADA SMALL CAP GROWTH FUND
                           ARMADA SMALL CAP VALUE FUND
                         ARMADA SMALL/MID CAP VALUE FUND
                         ARMADA TAX MANAGED EQUITY FUND

                             ASSET ALLOCATION FUNDS
                        ARMADA AGGRESSIVE ALLOCATION FUND
                         ARMADA BALANCED ALLOCATION FUND
                       ARMADA CONSERVATIVE ALLOCATION FUND

                               FIXED INCOME FUNDS
                                ARMADA BOND FUND
                                ARMADA GNMA FUND
                           ARMADA HIGH YIELD BOND FUND
                          ARMADA INTERMEDIATE BOND FUND
                        ARMADA LIMITED MATURITY BOND FUND
                         ARMADA SHORT DURATION BOND FUND
                        ARMADA STRATEGIC INCOME BOND FUND
                       ARMADA TOTAL RETURN ADVANTAGE FUND
                       ARMADA U.S. GOVERNMENT INCOME FUND

                               TAX-FREE BOND FUNDS
                       ARMADA MICHIGAN MUNICIPAL BOND FUND
                      ARMADA NATIONAL TAX EXEMPT BOND FUND
                        ARMADA OHIO TAX EXEMPT BOND FUND
                     ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                       ARMADA GOVERNMENT MONEY MARKET FUND
                            ARMADA MONEY MARKET FUND
                     ARMADA OHIO MUNICIPAL MONEY MARKET FUND
                ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                       ARMADA TAX EXEMPT MONEY MARKET FUND
                        ARMADA TREASURY MONEY MARKET FUND
                     ARMADA TREASURY PLUS MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above Funds of Armada Funds (the "Trust"), as may be amended or supplemented from time to time. The Prospectuses, as well as the annual report to shareholders dated May 31, 2002 and the semi-annual report to shareholders dated November 30, 2002, may be obtained by calling or writing the Trust at 1-800-622-FUND (3863),760 Moore Road, King of Prussia, Pennsylvania 19406.


CURRENT PROSPECTUSES

o Prospectus dated October 1, 2002 for A, B and H Shares of the Money Market Funds.

o   Prospectus dated October 1, 2002 for I Shares of the Money Market Funds.

o Prospectus dated October 1, 2002 for A, B and H Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2002 for I Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
    Fund) and Tax-Free Bond Funds.

o Prospectus dated October 1, 2002 for C Shares of the Equity Funds, Asset Allocation Funds, Fixed Income Funds (other than the Strategic Income Bond
    Fund), Tax-Free Bond Funds and the Money Market Fund.

o Prospectus dated October 1, 2002 for A, B and H Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2002 for I Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated October 1, 2002 for C Shares of the Armada Strategic Income Bond Fund.

o Prospectus dated May 5, 2003 for R Shares of the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Value Fund, Armada Small Cap Growth Fund, Armada Small/Mid Cap Value Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada U.S. Government Income Fund and the Armada Money Market Fund.

The Armada Funds' audited financial statements and the reports thereon of Ernst & Young LLP, Armada Funds' independent auditors, included in the Armada Funds 2002 Annual Reports dated May 31, 2002 are incorporated by reference into this SAI. The unaudited financial statements included in the Funds' Semi-Annual Report dated November 30, 2002 are also incorporated by reference into the SAI. No other parts of the Armada Funds 2002 Annual Report or the Semi-Annual Report are incorporated herein.

                                TABLE OF CONTENTS

                                                                      PAGE

STATEMENT OF ADDITIONAL INFORMATION.....................................1

INVESTMENT OBJECTIVE AND POLICIES.......................................2

INVESTMENT LIMITATIONS.................................................68

NET ASSET VALUE........................................................71

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................73

DESCRIPTION OF SHARES..................................................87

ADDITIONAL INFORMATION CONCERNING TAXES................................92

TRUSTEES AND OFFICERS..................................................96

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN SERVICES AND

TRANSFER AGENCY AGREEMENTS............................................105

SHAREHOLDER SERVICES PLAN.............................................116

PORTFOLIO TRANSACTIONS................................................117

INDEPENDENT AUDITORS..................................................119

COUNSEL...............................................................119

PERFORMANCE INFORMATION...............................................120

MISCELLANEOUS.........................................................144

APPENDIX A............................................................A-1

APPENDIX B............................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

                  This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading a Prospectus for such Fund.

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a diversified investment company. Each of the Michigan Municipal Bond Fund, Ohio Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund is a non-diversified investment company.

                  The Pennsylvania Tax Exempt Money Market, Bond, GNMA and Pennsylvania Municipal Bond Funds commenced operations as separate investment portfolios (the "Predecessor Pennsylvania Tax Exempt Money Market," "Predecessor Intermediate Government Fund," "Predecessor GNMA Fund," and "Predecessor Pennsylvania Tax Exempt Bond Fund," and collectively, the "Predecessor Funds") of Inventor Funds, Inc. On September 9, 1996, the Predecessor Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund. Historical information concerning performance in this SAI is that of the Parkstone Bond Fund.

                  The Mid Cap Growth,  Large Cap Ultra,  U.S.  Government Income
and Michigan Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone Large Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing
Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of the Trust. References in this SAI are to a Fund's current name.

                  The Treasury Plus Money Market Fund commenced operations as a separate investment portfolio, the Parkstone Treasury Fund, of Parkstone. On June 16, 2000, the Parkstone Treasury Fund was reorganized as a new portfolio of the Trust. References in this SAI are to the Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

                  Further information on the management strategies, techniques, policies and related matters concerning National City Investment Management Company, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also "Performance Information" below.

                  Attached to this SAI is Appendix A which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch and Moody's Investors Service, Inc. ("Moody's") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

                  The following information supplements and should be read in conjunction with the principal strategies and risk disclosure relating to the Funds in the Prospectuses.

ARMADA CORE EQUITY FUND

                  The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations comparable to that of companies in the S&P 500 Index (the "S&P 500"). The Fund normally invests in three types of equity securities: (i) growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; (ii) securities with low price-to-earnings ratios (I.E., at least 20% below the average of the companies included in the S&P 500); and (iii) securities that pay high dividend yields (I.E., at least 20% above such average). The Fund will normally invest 20% to 50% of its total assets in these three types of equity securities.

                  The S&P 500 is an index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The Adviser believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, familiar to many investors and widely accepted as a reference for common stock investments.

                  Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

ARMADA EQUITY GROWTH FUND

                  Under normal conditions the Fund invests primarily in a diversified portfolio of common stocks and securities convertible into common stocks with large stock market capitalizations comparable to that of companies in the S&P 500. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market.

ARMADA EQUITY INDEX FUND

                  The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. Adverse events, such as reported losses, dividend cuts or omissions, legal proceedings and defaults will not normally result in the sale of a common stock. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling.

                  The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and those of the S&P 500, may cause the return of the Fund to be lower than the return of the index.

                  The S&P 500 is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 on a statistical basis. As of August 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.5 billion. The range of market capitalization for companies represented in the S&P 500 was $353 million to nearly $407 billion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

                  The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 in approximately the same percentages as the stocks represent in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500, such as S&P 500 stock index futures contracts or Standard & Poor's Depositary Receipts. The Fund may invest in all the approximately 500 stocks comprising the S&P 500, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 at the time of such purchase. The Fund, may, however, temporarily continue to hold a security that has been deleted from the S&P 500 pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

                  While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

                  The inclusion of a security in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund. The common stock of National City Corporation, the indirect parent company of the Adviser, is included in the S&P 500. Like the other stocks in the S&P 500, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500.

                  The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of the McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

                  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARMADA INTERNATIONAL EQUITY FUND

                  The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Adviser does not presently intend to invest in common stock of domestic companies.


                  The Fund will invest primarily, but not exclusively, in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depositary Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund does not anticipate making investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure.

                  More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

                  The Fund may invest up to 10% of its total assets in securities of issuers in countries with emerging markets or economies, but will not invest more than 5% of its total assets in any single such country. See "Additional Information about Portfolio Instruments - Foreign Securities and Currencies" below.

ARMADA LARGE CAP ULTRA FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks. The Fund invests primarily in companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth and with market capitalizations greater than $3 billion. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts and warrants. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs or European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund will invest in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA LARGE CAP VALUE FUND

                  The Fund invests primarily in common stocks and securities convertible into common stocks of value-oriented companies. The Fund is managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. The Fund invests primarily in companies with market capitalizations greater than $3 billion.

ARMADA MID CAP GROWTH FUND


                  The Fund invests primarily in common stocks and securities convertible into common stocks of companies believed by the Adviser to be characterized by sound management and the ability to finance expected long-term growth. The Fund may invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.


                  Subject to the foregoing policies, the Fund may also invest up to 20% of its net assets in foreign securities either directly or through the purchase of ADRs, EDRs, Global Depositary Receipts ("GDRs") and other similar global instruments, and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

                  The Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization comparable to companies in the Russell Midcap Growth Index. Investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Primary holdings of the Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

                  Consistent with the foregoing, the Fund will focus its investments in those companies and types of companies that the Adviser believes will enable the Fund to achieve its investment objective.

ARMADA SMALL CAP GROWTH FUND

                  The Fund invests primarily in equity securities of companies with stock market capitalizations comparable to that of companies in the Russell 2000 Growth Index. The Adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value. The Adviser will also consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification. See "Special Risk Factors for Smaller Capitalization Stocks" below.

ARMADA SMALL CAP VALUE FUND

                  Under normal conditions, the Fund invests primarily in equity securities of companies with market capitalizations comparable to those of companies in the Russell 2000 Value Index. The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Small Capitalization Stocks" below.

ARMADA SMALL/MID CAP VALUE FUND

         The Fund will be managed with a value approach, exhibiting aggregate valuation characteristics such as price/earnings, price/book, and price/cash flow ratios which are at a discount to the market averages. Additional factors, such as private market value, balance sheet strength, and long-term earnings potential are also considered in stock selection. See "Special Risk Factors for Smaller Capitalization Stocks" below.

         SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

                  Securities held by the Small Cap Value, Small Cap Growth and Small/Mid Cap Value Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 or the Dow Jones Industrial Average. Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

                  Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

                  The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

ARMADA TAX MANAGED EQUITY FUND

                  The Fund invests primarily in common stocks. The Fund will use several methods to reduce the impact of federal and state income taxes on investment income and realized capital gains distributed by the Fund.

                  The Fund will seek to distribute relatively low levels of taxable investment income by investing in stocks with low dividend yields.

                  The Fund will endeavor to hold taxes on realized capital gains to a minimum by investing primarily in the securities of companies with above average earnings predictability and stability which the Fund expects to hold for several years. The Fund will generally seek to avoid realizing short-term capital gains, and expects to have a relatively low overall portfolio turnover rate. When the Fund sells appreciated securities, it will attempt to hold realized capital gains to a minimum. The Fund may, when consistent with its overall investment approach, sell depreciated securities to offset realized capital gains.

                  Although the Fund expects to use some or all of the foregoing methods in seeking to reduce the impact of federal and state income taxes on the Fund's dividends and distributions, portfolio management decisions will also be based on non-tax considerations when appropriate. Certain equity and other securities held by the Fund will produce ordinary taxable income on a regular basis. The Fund may also sell a particular security, even though it may realize a short-term capital gain, if the value of that security is believed to have reached its peak or is expected to decline before the Fund would have held it for the long-term holding period. The Fund may also be required to sell securities in order to generate cash to pay expenses or satisfy shareholder redemptions.

                  Accordingly, while the Fund seeks to minimize the effect of taxes on its dividends and distributions, the Fund is not a tax-exempt fund, and may be expected to distribute taxable income and realize capital gains from time to time.

                  The Fund invests primarily in common stocks and other equity securities. The Fund's Adviser selects common stocks based on a number of factors, including historical and projected long-term earnings growth, earnings quality and liquidity, each in relation to the market price of the stock. Stocks purchased for the Fund generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. The Fund may invest up to 5% of its net assets in each of the following types of equity securities: preferred stocks; securities convertible into common stocks; rights; and warrants.

                  The Fund's long-term investment horizon is reflected in its low portfolio turnover investment approach. The portfolio turnover rate reflects the frequency with which securities are purchased and sold within the Fund's portfolio. The Fund's annual portfolio turnover is not expected to exceed 25% under normal market conditions. (A rate of turnover of 100% could occur, for example, if all the securities held by the Fund are replaced within a period of one year.) When a mutual fund sells securities realizing gains, tax laws require that such gains be distributed to investors every year. As a result, such investors are taxed on their pro-rata shares of the gains. By attempting to minimize portfolio turnover, the Fund will generally have a low turnover rate. It is impossible to predict the impact of such a strategy on the realization of gains or losses for the Fund. For example, the Fund may forego the opportunity to realize gains or reduce losses as a result of this policy.

                  The Fund may be appropriate for investors who seek capital appreciation and whose tax status under federal and state regulations increase the importance of such strategies.

ARMADA AGGRESSIVE ALLOCATION FUND AND ARMADA CONSERVATIVE ALLOCATION FUND

                  Each of the Aggressive Allocation and Conservative Allocation Funds is structured as a "fund of funds," which means that it pursues its investment objective by allocating its assets among other investment portfolios of Armada (the "Underlying Funds"). These Underlying Funds currently consist of the Large Cap Value, Large Cap Ultra, Small Cap Growth, Small Cap Value and International Equity Funds (the "Underlying Equity Funds"), the Bond and Intermediate Bond Funds (the "Underlying Bond Funds"), and the Money Market Fund. The specific portfolios that comprise the Underlying Funds can be changed without shareholder approval. The Aggressive Allocation Fund currently intends to invest 60% - 90% of its total assets in the Underlying Equity Funds, 10% - 40% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. The Conservative Allocation Fund currently intends to invest 20% - 50% of its total assets in the Underlying Equity Funds, 50% - 80% of its total assets in the Underlying Bond Funds, and 0% - 20% of its total assets in the Money Market Fund. Each Fund's allocation ranges can be changed without shareholder approval. Each Fund normally intends to invest all of its assets in the Underlying Funds; however, for temporary defensive purposes each Fund may invest up to 100% of its assets in high quality, short-term debt instruments. Each Fund reserves the ability to convert from a "fund of funds" structure and to invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be provided with advance notice before any such conversion occurs.

                  To the extent a Fund's assets are invested in a particular Underlying Fund, the Fund is subject to the risks applicable to an investment in such Underlying Fund. The applicable Prospectuses and this SAI describe the investment policies and strategies employed by the Underlying Funds and their related risks.

ARMADA BALANCED ALLOCATION FUND

                  The Fund may invest in any type or class of security. The Fund normally invests in common stocks, fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's total assets will be invested in foreign securities.

                  The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

                  The Fund invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's, S&P or Fitch. These fixed income securities will consist of bonds, debentures, notes, zero coupon securities, asset-backed securities, state, municipal and industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may be invested from time to time in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some fixed income securities may have warrants or options attached.

ARMADA BOND FUND

                  The Fund seeks to achieve its objective by normally investing primarily in investment grade fixed-income securities. The Fund uses the Lehman U.S. Aggregate Bond Index as its performance benchmark. The average maturity of the Fund normally will be from four to twelve years.

ARMADA GNMA FUND

                  The Fund seeks to achieve its objective by normally investing primarily in mortgage pass-through securities guaranteed by the Government National Mortgage Association (GNMA). Any remaining assets may consist of other investment grade fixed income securities. GNMA was established as an instrumentality of the U.S. government to supervise and finance certain types of activities. Under normal market conditions, the estimated average life of the GNMA Fund's holdings of mortgage pass-through and mortgage-backed securities will range between 3 and 10 years. The Fund employs the Lehman GNMA Index as its performance benchmark.

ARMADA HIGH YIELD BOND FUND

                  Please see the Fund's prospectuses and "Additional Information About Portfolio Investments" below for information on the Fund's investment policies and strategies.

ARMADA INTERMEDIATE BOND FUND

                  The Fund normally invests primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. The Fund normally maintains an average dollar-weighted portfolio maturity of three to ten years. The Fund uses the Lehman Intermediate Government/Corporate Bond Index as its performance benchmark.

ARMADA LIMITED MATURITY BOND FUND

                  The Fund will normally invest primarily in investment grade debt securities of all types. However, up to 20% of the value of its total assets may be invested in preferred stocks and other investments. In making investment decisions, the Fund's adviser will focus on a number of factors, including yield to maturity, maturity, quality and the outlook for specific issuers and market sectors. The Fund normally intends to maintain an average dollar-weighted portfolio maturity for its debt securities of from 1 to 5 years. The two components of total rate of return are current income and change in the value of portfolio securities.

ARMADA SHORT DURATION BOND FUND

                  The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By keeping average duration in the range of 0.8 to 1.2 years, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

                  Duration  is a  calculation  that seeks to  measure  the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

                  An effective duration of 1 year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

ARMADA STRATEGIC INCOME BOND FUND

                  The Fund will normally allocate between 15% and 65% of its assets in each of the following three types of fixed income securities: domestic investment grade fixed income securities, domestic high-yield fixed income securities, and fixed income securities of issuers in developed foreign countries, based on the Adviser's analysis of the fixed income markets. The Fund may invest up to 10% of its total assets in issuers in countries with emerging markets or economies. Investment grade fixed income securities are those rated in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. High-yield fixed income securities are those rated below investment grade. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  The Fund may invest up to 65% of its net assets in non-rated securities and securities rated below investment grade. For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria," below.

ARMADA TOTAL RETURN ADVANTAGE FUND

                  The Fund will normally invest primarily in debt securities of all types, although up to 20% of the value of its total assets may be invested in preferred stocks and other investments. Under normal market conditions, the Fund maintains an average dollar-weighted portfolio maturity of four to twelve years.

                  Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 15% of its net assets in non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information About Portfolio Instruments - Ratings Criteria" below.

ARMADA U.S. GOVERNMENT INCOME FUND

                  The Fund will normally invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although the Fund also may invest the portion of its assets not subject to the 80% requirement stated in the Fund's prospectuses in debt securities and preferred stocks of non-governmental issuers, in mortgage-related securities issued by non-governmental entities and in other securities described below. The Fund anticipates that it will acquire securities with average remaining maturities of 3 to 10 years.

                  The types of U.S. government obligations, including mortgage-related securities, invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities.

                  The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

ARMADA MICHIGAN MUNICIPAL BOND FUND

                  As a fundamental policy, the Fund will normally invest at least 80% of its net assets in a portfolio of securities exempt from Michigan state taxes. Such securities include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax.

                  The Fund normally will be invested in long-term Michigan Municipal Securities and the average weighted maturity of such investments will be 2 to 10 years, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

                  The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

                  Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% test described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

                  The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

                  Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

                  The Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                  See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

ARMADA NATIONAL TAX EXEMPT BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"). The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote").

ARMADA OHIO TAX EXEMPT BOND FUND

                  The Fund will normally invest primarily in Municipal Securities issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND

                  The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, obligations of the United States, including territories and possessions of the United States, the income from which is, in the opinion of counsel, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers, and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

                  The Fund will normally be fully invested in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Tax Information Concerning the Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, National Tax Exempt Bond and Tax Exempt Money Market Funds."

         SPECIAL CONSIDERATIONS - TAX-FREE BOND FUNDS

                  Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax-Free Bond Funds anticipate that they will maintain a dollar-weighted average portfolio maturity of three to ten years.

                  For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods; however, uninvested cash reserves will not earn income.

                  Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

                  The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds are classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                  Although (i) all of the Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Tax Exempt Bond and National Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Municipal Bond and Pennsylvania Municipal Bond Funds invest up to 100% of its total assets in private activity bonds and (iv) the National Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issues are in the same state, the Funds do not presently intend to do so unless, in the opinion of the adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

                  See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

ARMADA GOVERNMENT MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by S&P.

ARMADA OHIO MUNICIPAL MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Ohio Municipal Securities.

                  The Fund will normally invest at least 80% of the value of its net assets in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Shareholder Vote"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in Pennsylvania Municipal Securities.

                  As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.

                  The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

ARMADA TAX EXEMPT MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its   objective   by  investing
substantially all of its assets in a diversified portfolio of Municipal Securities. The Fund will normally invest at least 80% of the value of its total assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

         SPECIAL  RISK   CONSIDERATIONS   --  OHIO   MUNICIPAL   MONEY   MARKET,
PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

ARMADA TREASURY MONEY MARKET FUND

                  The Fund seeks to achieve its objective by investing in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P.

ARMADA TREASURY PLUS MONEY MARKET FUND

                  The  Fund  seeks  to  achieve  its  investment   objective  by
investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements related to such securities, and investment companies that invest exclusively in such obligations. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and Moody's.

SHAREHOLDER VOTE

                  As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or
(b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

RATINGS CRITERIA

                  Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB) or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P or Fitch) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

                  The High Yield Bond Fund invests primarily in debt securities rated below investment grade. The Strategic Income Bond and Total Return Advantage Funds may also invest in debt securities rated below investment grade. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's net asset value per share.

                  In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

                  The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

                  If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's net asset value. In general, both the prices and yields of lower rated securities will fluctuate.

                  In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                  The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

                  The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

                  The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act")) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with
(1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or Trust procedures.

REITS

                  Each of the Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value, Balanced Allocation, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds may invest from time to time in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

                  REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

                  Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

                  The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of variable and floating rate obligations and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.

                  With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS

                  Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest which may be based on a fixed rate or a fixed spread over an index, such as LIBOR. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

                  The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

                  Securities held by each Fund (other than the Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

                  The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                  With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, and Treasury Plus Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

                  Each Fund (other than Treasury Money Market Fund and Treasury Plus Money Market Fund) may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans combined with any other outstanding loans for a Fund exceed one-third of the value of its total assets taken at fair market value. Collateral must be valued daily by the Fund's Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

                  A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

                  Each of the Equity Funds, Asset Allocation Funds, Fixed Income Funds and Tax-Free Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

                  Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

                  Each of the Tax-Free Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds (other than the U.S. Government Income Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or Global Depositary Receipts ("GDRs"). The U.S. Government Income Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.


                  With respect to the International Equity and Strategic Income Bond Funds, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since these Funds will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Funds. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

                  Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. . The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

                  The new European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

                  The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.


                  The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN GOVERNMENT OBLIGATIONS

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

                  In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

                  When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

                  When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Trust's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange
Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

                  Each of the Equity Funds, Balanced Allocation Fund and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

                  Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

                  Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables ("CARS") and Certificates of Amortizing Revolving Debts ("CARDS"); private placements; and income participation loans. Some of the securities in which the Fund invests may have warrants or options attached.

                  Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by the Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

                  The Balanced Allocation, Intermediate Bond, and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and
BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 15% of its securities in lower grade securities. See "Ratings Criteria" above.

                  In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the adviser will consider whether the Fund should continue to hold the security.

WARRANTS

                  Each of the Equity Funds and Balanced Allocation Fund may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS

                  The Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value and Tax Managed Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. The Bond, High Yield Bond, Limited Maturity Bond, Short Duration Bond, Strategic Income Bond and Total Return Advantage Funds may invest in interest rate and bond index futures contracts and options on futures contracts and the Bond, GNMA and U.S. Government Income Funds may invest in futures contracts on U.S. Treasury obligations in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

                  The Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Small/Mid Cap Value and Tax Managed Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Each of the High Yield Bond and Short Duration Bond Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

                  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

                  The Funds intend to comply with the regulations of the Commodity Futures Trading Commission (CFTC) exempting it from registration as a "commodity pool operator." A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

                  The aggregate value of the securities subject to options written by a Fund will not exceed 33 1/3% (20% with respect to the Equity Index
Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

         RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

                  To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures by the Funds also are subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                  Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

                  The primary risks associated with the use of futures contracts and options are:

                  1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;


                  2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;


                  3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and


                  4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by the Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time the Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

                  Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

                  A Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protest itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

ASSET-BACKED SECURITIES

                  The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objective and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the  securities,  net  of any  fees  paid  to the  issuer  or  guarantor  of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations (CMOs) issued by private companies.

                  In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (I.E., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that the Trust's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

                  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Privately issued mortgage backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

                  CMOs may be issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

                  Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

                  The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

                  The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses do to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.


INTEREST RATE AND TOTAL RETURN SWAPS

                  The Balanced Allocation Fund and Fixed Income Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate or total return swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

                  The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Intermediate Bond, Limited Maturity Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy or, with respect to the GNMA Fund, the claims paying ability of the other party is deemed creditworthy and any such obligation the GNMA Fund may have under such an arrangement will be covered by setting aside liquid high grade securities in a segregated account.

                  A Fund will only enter into swaps on a net basis, (I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

                  If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

ZERO COUPON OBLIGATIONS

                  The Balanced Allocation Fund, Fixed Income Funds and Tax-Free Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

                  The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Short Duration Bond, Strategic Income Bond and Total Return Advantage Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

                  Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of the Trust will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION

                  The Tax-Free Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

                  Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations, may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default; in such event, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES

                  Each Fund may purchase  securities  on a  "when-issued"  basis
(i.e., for delivery beyond the normal settlement date at a stated price and yield). The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery security that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

                  When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

                  Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Funds may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund and Strategic Income Bond Fund will not be subject to this limitation so long as such investments are otherwise consistent with their investment objective and policies.

SHORT-TERM OBLIGATIONS

                  Each of the High Yield Bond and Short Duration Bond Funds may hold temporary cash balances which may be invested in various short-term obligations (with maturities of 18 months or less), such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. During temporary defensive periods, the Funds may hold up to 100% of its total assets in these types of obligations.

                  Investments such as commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, determined by the adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. In addition, the Funds may invest in Canadian
Commercial Paper (CCP), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Bank obligations include bankers' acceptances and negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not insured by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

GOVERNMENT SECURITIES

                  The Treasury Money Market and Treasury Plus Money Market Funds
may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations and, in the case of the Treasury Plus Money Market Fund, repurchase agreements related to such securities. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS

                  Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

                  The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), Liquid Yield Option Notes (LYONs), and Certificates of Accrual on Treasury Securities
(CATS). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

                  Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS

                  Each of the Equity Funds, Balanced Allocation Fund, Fixed Income Funds and Money Market Funds may purchase certain "derivative" instruments. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations ("CMOs"), various floating rate instruments and other types of securities).

                  Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

TAX-EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by a Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund (other than the Aggressive Allocation and Conservative Allocation Funds) may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, i.e., money market funds. As described in their prospectuses and this SAI, the Aggressive Allocation and Conservative Allocation Funds may invest their assets without limitation in Underlying Funds. See "Aggressive Allocation Fund" and "Conservative Allocation Fund" above.

                  The Equity Funds and the Balanced Allocation Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs") and similar index tracking stocks as is consistent with their investment objectives and policies. SPDRs represent interests in the SPDR Trust, a unit investment trust that holds shares of all the companies in the S&P 500. The SPDR Trust closely tracks the price performance and dividend yield of the S&P 500. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. SPDRs and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely the SPDRs (which track the S&P 500) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

                  In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds, Balanced Allocation Fund, and Fixed Income Funds (other than the U.S. Government Income
Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies.

                  iShares are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  iShares are listed on the American Stock Exchange (AMEX), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged.

                  In the event substantial market or other disruptions affecting iShares or other country funds should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

                  Each Fund (other than the Aggressive Allocation Fund and Conservative Allocation Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole; and
(iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. Notwithstanding these limitations, the Trust has obtained an order from the SEC that allows each Fund (other than the Money Market Funds) to use their cash balances that have not been invested in portfolio securities and cash collateral from the Funds' securities lending program to purchase shares of one or more money market funds offered by the Trust. If a money market fund offers more than one class of shares, a Fund will only invest in the class with the lowest expense ratio at the time of investment. A Fund will hold shares of the Trust's money market funds only to the extent that the Fund's aggregate investment in the money market funds does not exceed 25% of the Fund's total assets.

MUNICIPAL SECURITIES

                  The Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Bonds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

                  Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

                  There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Funds' adviser will consider such an event in determining whether they should continue to hold the obligation.

                  The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal
Securities  may  be  materially   adversely  affected  by  litigation  or  other
conditions.

                  Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

                  Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

                  The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating
Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

                  Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Funds' adviser pursuant to guidelines approved by the Trust's Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor their adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

               SPECIAL CONSIDERATION REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described in the Prospectuses, each of the Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

               Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

               There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

               Much of this information is as of July 1, 2002, particularly debt figures.

               Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

               While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

               In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.

               There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

               The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

               Recent biennium ending GRF balances were:

--------------------------------------------------------------------------------
               BIENNIUM            FUND BALANCE             CASH BALANCE
--------------------------------------------------------------------------------
                1992-93            $111,013,000             $393,634,000
--------------------------------------------------------------------------------
                1994-95             928,019,000             1,312,234,000
--------------------------------------------------------------------------------
                1996-97             834,933,000             1,367,750,000
--------------------------------------------------------------------------------
                1998-99             976,778,000             1,512,528,000
--------------------------------------------------------------------------------
                2000-01             219,414,000              817,069,000
--------------------------------------------------------------------------------

               Actions have been taken and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

               The  following  is  a  selective  general   discussion  of  State
finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

               1992-93. State and national fiscal uncertainties necessitated several actions to achieve the ultimate GRF positive ending balances. To allow time to resolve differences, an interim appropriations act was enacted effective July 1, 1991; that act included appropriations for both years of the biennium for debt service and lease rental obligations of the State payable from the GRF, even though most other GRF appropriations were made for one month. The general appropriations act for the entire biennium then was passed on July 11, 1991. Included in the resources appropriated was $200 million transferred from the BSF to the GRF.

               As an initial action to address a projected FY 1992 imbalance, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of that Fiscal Year by a total of approximately $184 million. Then in June 1992, the entire $100 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions, legislative and administrative, resolved the remaining GRF imbalance for FY 1992.

               As a first step toward addressing a then estimated $520 million GRF shortfall for FY 1993, the Governor ordered, effective July 1, 1992, selected GRF spending reductions totaling $300 million. Subsequent executive and legislative actions - including tax revisions that produced additional revenue of $194 million, and an additional $50 million in spending reductions - ensured positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

               1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. The biennium-ending GRF fund balance, after retaining an undesignated balance of $70 million, was transferred to a variety of funds, including $535 million to the BSF, and $322 million to other funds, including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund.

               1996-97.  From a higher  than  forecasted  mid-biennium  GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately, $400 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250 million was directed to school building construction and renovation, $94 million to the school computer network, $44 million to school textbooks and instructional materials and a distance learning program, and $34 million to the BSF, with the remaining $262 million transferred to the State Income Tax Reduction Fund.

               1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first FY (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701 million was transferred into the State Income Tax Reduction Fund, $200 million into public school assistance programs, and $44 million into the BSF. Portions of that GRF biennium-ending fund balance were transferred as follows: $325 million to school building assistance; $293 million to the State Income Tax Reduction Fund; $85 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.3 million to the BSF.

               2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The biennium began with the passage in June 1999 of biennial appropriations acts (one for all education purposes and one for general GRF purposes), and their prompt signing (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion.

               The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1.5 billion and fund balance of $855 million. A transfer of $49.2 million from the balance increased the BSF to over $1 billion (or 5% of GRF revenue for the preceding FY). An additional $610.4 million was transferred to the State Income Tax Reduction Fund.

               In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from FY 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

               Then in late March 2001 the Governor announced OBM's new preliminary lowered revenue estimates for FY 2001 and for FYs 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for FY 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending balance at June 30, 2001 were further reduction in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending balance of $188.2 million (representing historical 0.5% year end cash flow allowance). The State ended FY 2001 with a GRF fund balance that made that transfer necessary.

               CURRENT BIENNIUM. Ongoing and rigorous consideration has been given by the Governor and the General Assembly to revenues and expenditures for FYs 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

               Prior consideration was in three general time frames - the initial June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

               The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for the separate appropriations acts including lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

               That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on estimates and projections at the time of passage:

               o Authorized transfer up to $150 million from the BSF to the GRF for purposes of increasing moneys available to pay Medicaid expenses.

               o Appropriated an additional $10 million from the BSF to an emergency purposes fund.

               o Authorized transfer to the GRF in FY 2002 of the entire ($100 million) balance in the Family Services Stabilization Fund.


               The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for FY 2002 of $709 million and of $763 million for current FY 2003.

               Executive and legislative actions were taken based on the then new OBM estimates, including:

               o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

               o Then in December, the General assembly passed legislation, more significant aspects of which included:

                  o Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $600 million).

                  o Reallocating to the GRF a $260 million portion of tobacco settlement receipts in FYs 2020 and 2003, intended to be replenished from settlement receipts in FYs 2013 and 2014.

                  o Reducing appropriation spending authorizations for the legislative and judicial branches.

                  o Making certain tax-related changes (including accelerating the time for certain payments).

                  o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41 million in FY 2003. This participation has begun, although litigation has, to date unsuccessfully, sought to enjoin the authorization on State constitutional grounds, including a claim that the act's provisions violate the "one subject" requirement for legislation.

               Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes.

               These updated estimates of GRF revenue shortfalls were approximately $763 million in FY 2002 and $1.15 billion in FY 2003. Further executive and legislative actions were taken and are to be taken to ensure positive GRF fund balances for FY 2002 and for the biennium, based on estimates and projections at the time. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation, that provides for, among other things:

               o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604 million) as needed in FYs 2002 and 2003, and of an additional $50 million of unclaimed funds to the GRF.

               o Reduction of the FY 2002 ending GRF balance by $50 million (to $100 million from its previously reduced budgeted level of $150 million).

               o Increased cigarette tax by 31(cent)per pack (to a total of 55(cent)a pack). The increase was estimated by OBM to produce approximately $283 million in FY 2003.

               o Transfers to the GRF of $345 million from tobacco settlement money received in FYs 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of additionally authorized $345 million in general obligation bonds.

               o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was estimated by OBM to produce approximately $283 million in FY 2003.

               o  Selective   additional    appropriation   cuts   for   certain
                  departments.

               Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

               Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001. Collections through June of personal income taxes and corporate franchise taxes continued those tax collections below prior OBM estimates for the year.

               FY 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.8 million). The FY ending BSF balance was $427.9 million, already committed and appropriated to GRF use if needed in 2003.

               On July 1,  2002,  the  first  day of the  new FY,  the  Governor ordered further cutbacks for FY 2003 in previously-authorized GRF spending (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. Annual cutbacks in some cases were as high as 15%, with actual amounts and manners to be determined by the agencies and departments in consultation with the OBM Director. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Expressly excluded from the cutback order are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

               OBM is currently projecting a positive GRF Fund balance at June 30, 2003. As discussed above the State is effectively precluded by law (including its Constitution) from ending a FY or a biennium in a "deficit" position.

               Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been authorized under the standard formula.

               Due to the continuing pendency of the school funding litigation (the State's motion for reconsideration has been granted) those revised estimates in FY 2002 did not include additional expenditures pursuant to the recent Supreme Court order; as noted below the motion requests reconsideration of the portion of the Court's order that would require an additional substantial but as yet undetermined amount in this biennium.

               The State's incurrence or assumption of debt without a vote of the people is, with exceptions noted below, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

               By 17 constitutional amendments approved from 1921 to date (the latest in 2000) Ohio voters authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payment. At July 1, 2002, over $2.80 billion (excluding certain highway bonds payable primarily from highway user receipts) of this debt was outstanding. The only such State debt at that date authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($49.2 million outstanding); (b) obligations for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1.16 billion outstanding); (c) the conservation purposes bonds referred to below ($50 million outstanding); and (d) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($164.7 million outstanding, with no more than $50 million to be issued in any one year).

               A 1995 constitutional amendment extended the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway user receipts). The latter authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

               A  1999   constitutional   amendment   authorizes  State  general
obligation debt to pay costs of facilities for a system of common schools throughout the State ($699.9 million outstanding) and facilities for state supported and assisted institutions of higher education ($728.4 million outstanding).

               That 1999 amendment also provides that State general obligation debt and debt represented by other direct obligations of the State (including lease-rental obligations authorized by the Ohio Building Authority and by the Treasurer and previously by the Ohio Public Facilities Commission), may not be issued if future FY total debt service on those then outstanding and new direct obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total estimated revenues of the State for the GRF and from net State lottery proceeds during the FY of issuance.

               A 2000 constitutional amendment authorizes the issuance of State bonds for land conservation and revitalization purposes (including statewide brownfields clean-up). For each of the two purposes, not more than $50 million in principal amount may be issued in any FY and not more than $200 million in principal amount may be outstanding in accordance with their terms at any time. The bonds for conservation purposes are State general obligations, and those for revitalization purposes will be special obligations of the State payable from particular revenues and receipts designated by the General Assembly.

               The Constitution also authorizes the issuance for certain purposes of State obligations, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Building Authority and the State Treasurer, and previously by the Ohio Public Facilities Commission, over $4.4 billion of which were outstanding.

               In recent years, State agencies have participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements to be approximately $45 million (of which $40.7 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

               A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

               A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorizes student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

               State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

               Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

               In a September 2001 opinion the Ohio Supreme Court issued its latest substantive decision in litigation that has long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. (Two dissenters would find the system not yet in compliance; a third continued to conclude that compliance was a matter for the legislative branch, not the judiciary.) The two modifications directed by the Court, one of which will have an impact in the current State fiscal biennium, are:

               o Revisions of the formula and factors involved in calculating the per student costs of providing an adequate education. The Court stated no deadline, but does require that the new calculations be applied retroactively to July 1, 2001 (the beginning of the current State biennium). OBM estimates the additional annual cost of this change to the State to be as much as $1.24 billion.

               o The effective date of full implementation of a parity aid program (already adopted and being phased in) moved up by two years -- full funding to be in FY 2004 rather than 2006. That program is aimed at providing poorer districts with resources similar to those available to wealthier districts.

The Court granted the State's motion for reconsideration and clarification of the modification first listed above and of its retroactive application.

               The Court's referral to a master commissioner of the issues raised in that motion (and any other issues the parties and the mediator considered appropriate issues for mediation) did not produce a resolution. Upon that commissioner's final March 2002 report, the matter returned to the Court's active docket for resolution.

               It is not possible at this time to state what the Court's final action on reconsideration will be, or what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

               The Court had previously set as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

               A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

               Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

               For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities are in "fiscal emergency" status and three in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with four on preliminary "fiscal watch" status.

               At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

                  The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

                  The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established yet growing state with a diversified economy, and had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education, and financial institutions. Pennsylvania's workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.

                  The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.

                  Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent, compared to a 0.7 percent rate for the Middle Atlantic region and 2.2 percent for the U.S. during the period 1991 through 2000. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 83.7 percent of total employment in 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

                  Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States.

                  Personal income in the Commonwealth for 2000 is $362.8 billion, an increase of 5.7 percent over the previous year. During the same period, national personal income increased at a rate of 5.8 percent. Based on the 2000 personal income estimates, per capita income for 2000 is at $29,533 in the Commonwealth as compared to per capita income in the United States of $29,451.

                  At the end of the 2001 fiscal year, the unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $335.5 million. The surplus was higher than anticipated as a result of financial operations, appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred to the Tax Stabilization Reserve Fund, representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2001 fiscal year totaled $20,561.7 million, an increase of 1.4 percent over the prior fiscal year. Commonwealth tax revenues, net of an estimated $444.6 million of tax reductions, enacted with the fiscal 2001 budget, were constrained with slowing economic growth. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 2001 total $19,171.0 million, a 2.9 percent increase over expenditures during fiscal 2000.

                  By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. The General Fund budget for the 2002 fiscal year included appropriations from Commonwealth revenues of $20,689.9 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $20,361.1 million. A draw down of the fiscal 2001 year-end unappropriated balance is intended to fund the difference between estimated revenues and projected spending. The level of proposed spending in the budget as enacted represents an increase of 3.5 percent over the spending authorized for fiscal 2001 of $19,910.8 million.

                  Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of February 1, 2002, suits relating to the following matters: (i) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania. (ii) In March 1998, certain Philadelphia residents, the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education and others alleging that the defendants were violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 and certain other provisions in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The district court dismissed the complaint, but in August 1999 the Third Circuit Court of Appeals reversed and remanded for further proceedings. On June 23, 2000, by agreement of the parties, the district court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since then, the Governor and the Mayor of Philadelphia entered into an agreement resulting in the Philadelphia School District being designated as distressed under the School Code. Prior to that agreement, the governmental plaintiffs and defendants requested a stay until the end of October 2001. The non-governmental plaintiffs oppose the stay, and the District Court has yet to rule on it. No other activity has occurred in the District Court in the meantime. (iii) PPG Industries has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarters property and payroll only to headquarters property and payroll attributable to manufacturing in Pennsylvania. On November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation to be eliminated from the capital stock/franchise tax. The Court also directed that the Commonwealth provide a retrospective remedy to taxpayers to include (1) refunds for taxpayers who suffered the discrimination,
(2) additional assessments against taxpayers who benefited from the unlawful limitation, or (3) some combination of the two, provided that the remedy does not discriminate against interstate commerce. The Department of Revenue has not yet announced a remedy, and PPG has filed a petition for reconsideration with the Court, which is currently pending. The General Assembly has enacted legislation that presumptively cures the constitutional problem beginning after January 1, 1999. Such legislation has no effect on the years involved in the litigation. (iv) Unisys Corporation has challenged the three-factor apportionment formula used for the apportionment of capital stock value in the Pennsylvania franchise tax. In a decision issued in March 1999, the Commonwealth Court held for the taxpayer on statutory grounds, but denied its constitutional claims. Both the Commonwealth and the taxpayer appealed to the Pennsylvania Supreme Court, which held oral argument in December 2000. Twenty or more insurance companies have challenged the Department of Revenue's application or portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential range from $50 million to $300 million.

                  In recent years an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 2001. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $901.9 million in special revenue bonds outstanding as of June 30, 2001.

                  Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa3 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB and BBB, respectively, by S&P and Baa2 and Baa1, respectively, by Moody's.


                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications, particularly the Governor's Executive Budget for fiscal year 2002-2003, and from other sources relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.


                  The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

                  Total State wage and salary employment is estimated to have declined by 0.2% in 2001. The rate of unemployment is estimated to have been 5.0% in 2001, substantially increased from the 3.4% rate of 2000. Personal income grew at an estimated 2.9% annual rate in 2001.

                  During the six years prior to 2001, improvements in the Michigan economy resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 2000 is estimated to have been in excess of $1.2 billion, but withdrawals in the period 2001-2003 are projected to leave the balance at September 30, 2003 in the range of $250 million.

                  In 2001, the Michigan economy began to feel the effects of the downturn in the national economy. In mid 2001, the Michigan Legislature began making adjustments in State expenditures and projected revenues and continued to do so in 2002.

                  The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

                  The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

                  The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 2001, the State had approximately $1.03 billion of general obligation bonds outstanding.

                  The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

                  The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

                  The   State   Constitution   limits   the   extent   to  which
municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

                  On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4% (since reduced to 4.2%), the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. In 2002 the State began to impose an additional tax of $.50 per pack on cigarettes as part of its program to increase revenues to meet budgeted expenditures. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

                  Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and impact the State's ability to increase revenues and continue expenditures for services at levels projected at the beginning of 2002.

                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

OTHER TAX-EXEMPT INSTRUMENTS

                  Investments by the Tax-Free Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

                  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Trust to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

                  The High Yield Bond, Short Duration Bond and Strategic Income Bond Funds had not commenced operations as of the date of this SAI and, consequently, have no portfolio turnover history. The Small/Mid Cap Value Fund recently commenced operations and has no significant portfolio turnover history. Under normal market conditions, the portfolio turnover rate for the Small/Mid Cap Value Fund, High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund are not expected to exceed 150%, 150%, 100% and 100%, respectively, although these rates could be higher. Certain Funds may engage in short-term trading and may sell securities which have been held for periods ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income by making portfolio changes in anticipation of expected movements in interest rates or security prices or in order to take advantage of what the Funds' Adviser believes is a temporary disparity in the normal yield relationship between two securities. Any such trading would increase a Fund's turnover rate and its transaction costs. Higher portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and increased expenses paid by a Fund due to transaction costs.


                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

                  6. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  Each Fund other than the Aggressive Allocation, Conservative Allocation, Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds may not:

                  7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings.

                  For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

                  Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  In   addition,   the  Funds  are  subject  to  the   following
non-fundamental   limitations,   which  may  be  changed  without  the  vote  of
shareholders:

                  No Fund may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC), including that each of the Aggressive Allocation and Conservative Allocation Funds, in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the Armada group of investment companies.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3.  Purchase   securities  on  margin,  make  short  sales  of
securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

                  6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

                  With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies.

                  The Funds do not intend to acquire securities issued by the Adviser, Distributor or their affiliates.


                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS

                  The Trust uses the amortized cost method to value shares in the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                  Each  Money   Market  Fund   invests   only  in   high-quality
instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

                  Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

                  In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices.

VALUATION OF FOREIGN SECURITIES

                  A Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of the Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

                  Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's net asset value is not calculated. In such cases, the net asset value of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE AGGRESSIVE ALLOCATION AND CONSERVATIVE ALLOCATION FUNDS

                  In determining the net asset value of each of the Aggressive Allocation and Conservative Allocation Funds, the net asset value of the Underlying Funds' shares held by a Fund will be their net asset value at the time of the computation.

OTHER

                  Securities  for  which  market   quotations  are  not  readily
available are valued at fair value using methods determined by or under the supervision of the Board of Trustees.

                  An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


                  Shares in the Funds are sold on a continuous basis by Professional Funds Distributor, LLC (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to the Trust at P.O. Box 8421, Boston, MA 02266-8421. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.


                  The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  Payment for shares of a Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

                  The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

                  As described in the applicable Prospectuses, Class I Shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Class A Shares of the non-money market funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge as described in the Prospectuses for Class A, Class B and Class H Shares. Class B Shares of the Money Market Fund and Tax Exempt Money Market Fund are available to the holders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Money Market Fund or Tax Exempt Money Market Fund. Class B Shares of the Money Market Fund and Tax-Exempt Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class B Shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus for Class A, Class B and Class H Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable prospectus. Class C Shares of the Funds are sold to public investors at net asset value but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class C Shares. Class H Shares of the Funds are sold to public investors at the public offering price based on a Fund's net asset value plus a front-end load or sales charge (not applicable to the Money Market Fund) and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase as described in the Prospectuses for Class A, Class B and Class H Shares. Class H Shares of the Money Market Fund are available to the holders of Class H Shares of another Fund who wish to exchange their Class H Shares of another Fund for Class H Shares of the Money Market Fund. Class R Shares of the Funds are generally sold to investors through tax advantaged investments and certain non-qualified retirement plans at the public offering price based on a Fund's net asset value and are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchases as described in the Prospectus for class R Shares. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.

                  The Trust has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

The Adviser pays commissions to dealers on new investments into the Equity, Fixed Income and Tax-Free Bond Funds as follows:

                  1.00% on assets between $1 million and $5 million; plus 0.50% on assets between $5 million and $10 million; plus 0.25% on amounts over $10 million

                  From time to time, shares may be offered as an award in promotions sponsored by the Distributor or other parties. The Distributor or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the prospectus, the Distributor may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

                  For  the  last  three  fiscal  years,   sales  loads  paid  by
shareholders  of Class A Shares were as  follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                         2002           2001         2000
----                                         ----           ----         ----
Core Equity Fund...........................$ 14,325       $22,936      $ 43,066
Equity Growth Fund.........................$ 55,996       $49,305      $ 62,504
Equity Index Fund..........................$ 38,655       $23,375      $ 59,426
International Equity Fund..................$ 16,565       $25,457      $ 15,979
Large Cap Ultra Fund.......................$ 15,695       $20,018      $ 13,501
Large Cap Value Fund.......................$ 32,104       $18,187      $ 34,826
Mid Cap Growth Fund........................$ 13,219       $20,111      $  7,333
Small Cap Growth Fund......................$ 30,296       $27,871      $ 12,023
Small Cap Value Fund...................... $301,909       $43,510      $ 17,231
Tax Managed Equity Fund....................$ 56,500       $66,614      $145,508
Aggressive Allocation Fund.................$  7,596       $   406 1       *
Balanced Allocation Fund...................$ 24,507       $19,554      $ 14,481
Conservative Allocation Fund...............$  7,262       $     0 1       *
Bond Fund..................................$ 20,183       $ 1,278      $  3,909
GNMA Fund..................................$ 16,038       $ 5,603      $  5,314
Intermediate Bond Fund.....................$  6,934       $ 4,019      $  1,890
Limited Maturity Bond Fund.................$ 11,347       $ 3,462      $    117
Total Return Advantage Fund................$  1,031       $ 2,348      $  2,656
U.S. Government Income Fund................$ 39,093       $ 7,222      $    175
Michigan Municipal Bond Fund...............$ 24,603       $ 6,564      $  1,331
National Tax Exempt Bond Fund..............$ 14,779       $ 1,335      $      0
Ohio Tax Exempt Bond Fund..................$ 39,698       $11,639      $  2,234
Pennsylvania Municipal Bond Fund...........$ 13,464       $   275      $      0
Money Market Fund..........................$      0       $     0      $      0

*  Not in operation during the period.
1  For the period March 6, 2001 (commencement of operations) to May 31, 2001.

                  For the last three fiscal years, contingent deferred sales charges paid by Class B shareholders on redemptions of Class B Shares were as follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                         2002          2001         2000
----                                         ----          ----         ----
Core Equity Fund.......................... $ 1,559       $ 5,296       $17,826
Equity Growth Fund........................ $ 6,796       $ 9,946       $ 8,350
Equity Index Fund......................... $ 3,571       $ 1,919       $     0
International Equity Fund................. $ 5,063       $ 8,179       $    69
Large Cap Ultra Fund...................... $ 8,105       $21,417       $51,816
Large Cap Value Fund...................... $ 8,785       $23,013       $ 5,740
Mid Cap Growth Fund....................... $ 3,948       $10,069       $41,896
Small Cap Growth Fund..................... $ 8,400       $25,841       $ 2,098
Small Cap Value Fund...................... $ 3,456       $ 4,241       $   910
Tax Managed Equity Fund................... $15,469       $47,953       $46,891
Aggressive Allocation Fund................ $   212       $     0 1        *
Balanced Allocation Fund.................. $ 7,364       $ 8,186       $ 2,585
Conservative Allocation Fund.............. $ 1,890          *             *
Bond Fund................................. $ 2,731       $ 7,046       $ 6,941
GNMA Fund................................. $ 2,214       $ 1,250       $     0
Intermediate Bond Fund.................... $ 3,126       $ 2,618       $ 6,191
Limited Maturity Bond Fund................ $ 4,096       $ 1,247       $     0
Total Return Advantage Fund............... $   500       $     0       $     0
U.S. Government Income Fund............... $ 3,605       $22,659       $85,391
Michigan Municipal Bond Fund.............. $    76       $ 2,070       $20,640
National Tax Exempt Bond Fund............. $ 4,902       $ 3,199       $   487
Money Market Fund......................... $ 7,949       $ 5,128       $   599

* Not in operation during the period.
1    For the period May 8, 2001 (commencement of operations) to May 31, 2001.

                  For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:

                                             FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                         2002          2001         2000
----                                         ----          ----         ----
Core Equity Fund.........................   $    0          $  0       $    0 1
Equity Growth Fund.......................   $   19          $ 99       $    0 2
Equity Index Fund........................   $    3          $327       $   19 3
International Equity Fund................   $   27          $ 83       $    0 4
Large Cap Ultra Fund.....................   $   18          $  0 5        *
Large Cap Value Fund.....................   $    6          $200       $    0 2
Mid Cap Growth Fund......................   $   40          $ 21 5        *
Small Cap Growth Fund....................   $    4          $  0       $   24 1
Small Cap Value Fund.....................   $  141          $ 38       $    0 2
Tax Managed Equity Fund..................   $  211          $260       $    0 6
Aggressive Allocation Fund...............   $   40            *           *
Balanced Allocation Fund.................   $   19          $142       $    0 7
Conservative Allocation Fund.............   $  481          $  0 8        *
Bond Fund................................   $   60          $579          *
GNMA Fund................................   $1,099          $ 27       $    0 2
Intermediate Bond Fund...................   $    0          $274       $    0 10
Limited Maturity Bond Fund...............   $1,025          $ 28       $    0 2
Total Return Advantage Fund..............   $  489          $  0 11       *
U.S. Government Income Fund..............   $   93          $  0 12       *
National Tax Exempt Bond Fund............   $    0          $102       $1,000 13
Ohio Tax Exempt Bond Fund................   $5,490          $  0 14       *
Pennsylvania Municipal Bond Fund.........   $   45          $  0       $1,000 13
Money Market Fund........................   $    5          $  0       $    0

*  Not in operation during the period.

1 For the period January 20, 2000 (commencement of operations) through May 31, 2000.

2 For the period January 27, 2000 (commencement of operations) through May 31, 2000.

3 For the period January 17, 2000 (commencement of operations) through May 31, 2000.

4 For the period January 5, 2000 (commencement of operations) through May 31, 2000.

5  For the period June 15, 2000  (commencement  of  operations)  through May 31,
   2001.

6 For the period January 10, 2000 (commencement of operations) through May 31, 2000.

7  For the period April 20, 2000  (commencement  of operations)  through May 31,
   2000.

8  For the period May 23,  2001  (commencement  of  operations)  through May 31,
   2001.

9  For the period June 12, 2000  (commencement  of  operations)  through May 31,
   2001.

10 For the period May 30,  2000  (commencement  of  operations)  through May 31,
   2000.

11 For the period October 3, 2000  (commencement of operations)  through May 31,
   2001.

12 For the period June 21, 2000  (commencement  of  operations)  through May 31,
   2001.

13 For the period February 24, 2000 (commencement of operations) through May 31,
   2000.

14 For the period June 23, 2000  (commencement  of  operations)  through May 31,
   2001.

         For the most recent fiscal year, sales loads paid by shareholders of Class H Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Core Equity Fund........................                $   69  1
Equity Growth Fund......................                $  269  2
Equity Index Fund.......................                $  399  3
International Equity Fund...............                $   56  4
Large Cap Ultra Fund....................                $  104  5
Large Cap Value Fund....................                $  169  2
Mid Cap Growth Fund.....................                  *
Small Cap Growth Fund...................                $   71  6
Small Cap Value Fund....................                $3,023  2
Tax Managed Equity Fund.................                $  271  7
Aggressive Allocation Fund..............                $4,810  8
Balanced Allocation Fund................                $2,124  2
Conservative Allocation Fund............                $2,463  9
Bond Fund...............................                $   45 10
GNMA Fund...............................                $  151 11
Intermediate Bond Fund..................                $  391 12
Limited Maturity Bond Fund..............                $1,021  2
Total Return Advantage Fund.............                  *
U.S. Government Income Fund.............                $  140  2
Michigan Municipal Bond Fund                              *
National Tax Exempt Bond Fund...........                  *
Ohio Tax Exempt Bond Fund...............                $1,201  6
Pennsylvania Municipal Bond Fund........                  *
Money Market Fund.......................                $    0 13

*  Not in operation during the period.

1  For the period May 1, 2002 (commencement of operations) through May 31, 2002.

2 For the period February 5, 2002 (commencement of operations) through May 31, 2002.

3 For the period February 25, 2002 (commencement of operations) through May 31, 2002.

4  For the period April 8, 2002  (commencement  of  operations)  through May 31,
   2002.

5  For the period April 9, 2002  (commencement  of  operations)  through May 31,
   2002.

6  For the period April 1, 2002  (commencement  of  operations)  through May 31,
   2002.

7  For the period April 12, 2002  (commencement  of operations)  through May 31,
   2002.

8 For the period February 20, 2002 (commencement of operations) through May 31, 2002.

9 For the period February 6, 2002 (commencement of operations) through May 31, 2002.

10 For the period April 30, 2002  (commencement  of operations)  through May 31,
   2002.

11 For the period April 19, 2002  (commencement  of operations)  through May 31,
   2002.

12 For the period April 18, 2002  (commencement  of operations)  through May 31,
   2002.

13 For the period April 11, 2002  (commencement  of operations)  through May 31,
   2002.

         For the most recent fiscal year, contingent deferred sales charges paid by Class H shareholders on redemptions of Class H Shares were as follows:

                                          FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                                      2002
----                                                      ----
Core Equity Fund......................................    $ 0 1
Equity Growth Fund....................................    $ 0 2
Equity Index Fund.....................................    $ 0 3
International Equity Fund.............................    $ 0 4
Large Cap Ultra Fund..................................    $ 0 5
Large Cap Value Fund..................................    $ 0 2
Mid Cap Growth Fund...................................       *
Small Cap Growth Fund.................................    $ 0 6
Small Cap Value Fund..................................    $ 0 2
Tax Managed Equity Fund...............................    $ 0 7
Aggressive Allocation Fund............................    $ 0 8
Balanced Allocation Fund..............................    $ 0 2
Conservative Allocation Fund..........................    $ 0 9
Bond Fund.............................................    $ 0 10
GNMA Fund.............................................    $ 0 11
Intermediate Bond Fund................................    $ 0 12
Limited Maturity Bond Fund............................    $ 0 2
Total Return Advantage Fund...........................       *
U.S. Government Income Fund...........................    $ 0 2
Michigan Municipal Bond Fund                                 *
National Tax Exempt Bond Fund.........................       *
Ohio Tax Exempt Bond Fund.............................    $ 0 6
Pennsylvania Municipal Bond Fund......................       *
Money Market Fund.....................................    $ 0 13

*  Not in operation during the period.

1  For the period May 1, 2002 (commencement of operations) through May 31, 2002.

2 For the period February 5, 2002 (commencement of operations) through May 31, 2002.

3 For the period February 25, 2002 (commencement of operations) through May 31, 2002.

4  For the period April 8, 2002  (commencement  of  operations)  through May 31,
   2002.

5  For the period April 9, 2002  (commencement  of  operations)  through May 31,
   2002.

6  For the period April 1, 2002  (commencement  of  operations)  through May 31,
   2002.

7  For the period April 12, 2002  (commencement  of operations)  through May 31,
   2002.

8 For the period February 20, 2002 (commencement of operations) through May 31, 2002.

9 For the period February 6, 2002 (commencement of operations) through May 31, 2002.

10 For the period April 30, 2002  (commencement  of operations)  through May 31,
   2002.

11 For the period April 19, 2002  (commencement  of operations)  through May 31,
   2002.

12 For the period April 18, 2002  (commencement  of operations)  through May 31,
   2002.

13 For the period April 11, 2002  (commencement  of operations)  through May 31,
   2002.

                  Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 or Lehman Intermediate Government Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND

                  An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on November 30, 2002, is as follows:

                                           CORE EQUITY FUND  EQUITY GROWTH FUND
                                           ----------------  ------------------
Net Assets of A Shares                         $2,935,404        $85,378,275
Outstanding A Shares                              313,428          5,108,732
Net Asset Value Per Share                           $9.37             $16.71
Sales Charge, 5.50% of offering price               $0.55              $0.97
Offering to Public                                  $9.92             $17.68

                                            INTERNATIONAL          LARGE CAP
                                             EQUITY FUND          ULTRA FUND
                                           ----------------       ----------
Net Assets of A Shares                        $11,898,517         $6,729,249
Outstanding A Shares                            1,512,452            858,972
Net Asset Value Per Share                           $7.87              $7.83
Sales Charge, 5.50% of offering price               $0.46              $0.46
Offering to Public                                  $8.33              $8.29

                                              SMALL/MID CAP        LARGE CAP
                                                VALUE FUND        VALUE FUND
                                           ----------------      -----------
Net Assets of A Shares                           $632,150        $34,531,976
Outstanding A Shares                               67,289          2,504,023
Net Asset Value Per Share                           $9.39             $13.79
Sales Charge, 5.50% of offering price               $0.55              $0.80
Offering to Public                                  $9.94             $14.59

                                                             EQUITY INDEX FUND
                                                             -----------------
Net Assets of A Shares                                          $10,231,209
Outstanding A Shares                                              1,270,646
Net Asset Value Per Share                                             $8.05
Sales Charge, 3.75% of offering price                                 $0.31
Offering to Public                                                    $8.36

                                                  MID CAP           SMALL CAP
                                                GROWTH FUND        GROWTH FUND
                                              ----------------     -----------
Net Assets of A Shares                           $15,969,834       $17,295,693
Outstanding A Shares                               3,132,727         2,446,460
Net Asset Value Per Share                              $5.10             $7.07
Sales Charge, 5.50% of offering price                  $0.30             $0.41
Offering to Public                                     $5.40             $7.48

                                                  SMALL CAP        TAX MANAGED
                                                 VALUE FUND        EQUITY FUND
                                              ----------------     -----------
Net Assets of A Shares                          $65,528,471        $13,535,326
Outstanding A Shares                              3,856,558          1,409,143
Net Asset Value Per Share                            $16.99              $9.61
Sales Charge, 5.50% of offering price                 $0.99              $0.56
Offering to Public                                   $17.98             $10.17

                                               AGGRESSIVE        CONSERVATIVE
                                             ALLOCATION FUND    ALLOCATION FUND
                                            ----------------    ---------------
Net Assets of A Shares                          $2,516,227         $2,744,263
Outstanding A Shares                               317,326            298,555
Net Asset Value Per Share                            $7.93              $9.19
Sales Charge, 4.75% of offering price                $0.40              $0.46
Offering to Public                                   $8.33              $9.65

                                                  BALANCED
                                               ALLOCATION FUND        BOND FUND
                                              ----------------       -----------
Net Assets of A Shares                           $15,277,023        $11,829,469
Outstanding A Shares                               1,889,253          1,171,960
Net Asset Value Per Share                              $8.09             $10.09
Sales Charge, 4.75% of offering price                  $0.40              $0.50
Offering to Public                                     $8.49             $10.59

                                                                   INTERMEDIATE
                                                GNMA FUND            BOND FUND
                                             ----------------       -----------
Net Assets of A Shares                          $7,619,564         $10,274,222
Outstanding A Shares                               729,352             962,230
Net Asset Value Per Share                           $10.45              $10.68
Sales Charge, 4.75% of offering price                $0.52               $0.53
Offering to Public                                  $10.97              $11.21

                                                   LIMITED MATURITY BOND FUND
                                                   --------------------------
Net Assets of A Shares                                     $8,401,787
Outstanding A Shares                                          834,494
Net Asset Value Per Share                                      $10.07
Sales Charge, 2.75% of offering price                           $0.28
Offering to Public                                             $10.35

                                                TOTAL RETURN     U.S. GOVERNMENT
                                               ADVANTAGE FUND      INCOME FUND
                                              ----------------     -----------
Net Assets of A Shares                           $3,190,011        $16,019,009
Outstanding A Shares                                302,894          1,680,580
Net Asset Value Per Share                            $10.53              $9.53
Sales Charge, 4.75% of offering price                 $0.53              $0.48
Offering to Public                                   $11.06             $10.01

                                               MICHIGAN          NATIONAL TAX
                                         MUNICIPAL BOND FUND   EXEMPT BOND FUND
                                         -------------------   ----------------
Net Assets of A Shares                      $13,591,744           $4,269,934
Outstanding A Shares                          1,223,407              414,227
Net Asset Value Per Share                        $11.11               $10.31
Sales Charge, 4.75% of offering price             $0.55                $0.51
Offering to Public                               $11.66               $10.82

                                          OHIO TAX EXEMPT      PENNSYLVANIA
                                              BOND FUND    MUNICIPAL BOND FUND
                                          ---------------  -------------------
Net Assets of A shares                      $11,260,425       $1,008,202
Outstanding A shares                            997,092           95,088
Net Asset Value Per Share                        $11.29           $10.60
Sales Charge, 3.00% of offering price             $0.35            $0.33
Offering to Public                               $11.64           $10.93

                  An illustration of the computation of the offering price per Class A share of the High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                                   HIGH YIELD       STRATEGIC
                                                   BOND FUND    INCOME BOND FUND
                                                   ----------   ----------------
Net Assets of A Shares                                 $100            $100
Outstanding A Shares                                     10              10
Net Asset Value Per Share                            $10.00          $10.00
Sales Charge, 4.75% of offering price                 $0.50           $0.50
Offering to Public                                   $10.50          $10.50

                                                          SHORT DURATION
                                                            BOND FUND
                                                          --------------

Net Assets of A Shares                                          $100
Outstanding A Shares                                              10
Net Asset Value Per Share                                     $10.00
Sales Charge, 2.75% of offering price                          $0.28
Offering to Public                                            $10.28

OFFERING PRICE PER CLASS H SHARE OF THE FUND

           An illustration of the computation of the offering price per Class H Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on November 30, 2002, is as follows:


                                          CORE EQUITY FUND   EQUITY GROWTH FUND
                                          ----------------   ------------------
Net Assets of H Shares                          $84,281          $82,100
Outstanding H Shares                             $9,262            5,062
Net Asset Value Per Share                         $9.10           $16.22
Sales Charge, 1.00% of offering price             $0.09            $0.16
Offering to Public                                $9.19           $16.38


                                               INTERNATIONAL     LARGE CAP
                                                EQUITY FUND      ULTRA FUND
                                               -------------     ----------
Net Assets of H Shares                            $48,653          $8,571
Outstanding H Shares                                6,348           1,156
Net Asset Value Per Share                           $7.66           $7.41
Sales Charge, 1.00% of offering price               $0.08           $0.07
Offering to Public                                  $7.74           $7.48

                                                LARGE CAP
                                                VALUE FUND    EQUITY INDEX FUND
                                                ----------    ----------------
Net Assets of H Shares                            $72,397         $21,316
Outstanding H Shares                                5,299           2,665
Net Asset Value Per Share                          $13.66           $8.00
Sales Charge, 1.00% of offering price               $0.12           $0.08
Offering to Public                                 $13.80           $8.08


                                                   MID CAP          SMALL CAP
                                                 GROWTH FUND       GROWTH FUND
                                                 -----------      -------------
Net Assets of H Shares                             $11,080          $36,945
Outstanding H Shares                                 2,580            5,393
Net Asset Value Per Share                            $4.30            $6.85
Sales Charge, 1.00% of offering price                $0.04            $0.07
Offering to Public                                   $4.34            $6.92

                                                SMALL CAP        TAX MANAGED
                                               VALUE FUND        EQUITY FUND
                                               ----------       -------------
Net Assets of H Shares                          $760,275         $107,374
Outstanding H Shares                              45,738           11,517
Net Asset Value Per Share                         $16.62            $9.32
Sales Charge, 1.00% of offering price              $0.17            $0.09
Offering to Public                                $16.79            $9.41

                                              AGGRESSIVE         CONSERVATIVE
                                            ALLOCATION FUND     ALLOCATION FUND
                                            ---------------     ---------------
Net Assets of H Shares                         $574,900            $739,563
Outstanding H Shares                             72,979              80,617
Net Asset Value Per Share                         $7.88               $9.18
Sales Charge, 1.00% of offering price             $0.08               $0.09
Offering to Public                                $7.96               $9.27

                                                   BALANCED
                                                ALLOCATION FUND     BOND FUND
                                                ---------------    ----------
Net Assets of H Shares                             $799,137         $84,459
Outstanding H Shares                                 99,275           8,390
Net Asset Value Per Share                             $8.05          $10.07
Sales Charge, 1.00% of offering price                 $0.08           $0.10
Offering to Public                                    $8.13          $10.17

                                                                 INTERMEDIATE
                                                 GNMA FUND         BOND FUND
                                                 ----------      ------------
Net Assets of H Shares                            $387,065         $169,387
Outstanding H Shares                                36,966           15,829
Net Asset Value Per Share                           $10.47           $10.70
Sales Charge, 1.00% of offering price                $0.11            $0.11
Offering to Public                                  $10.58           $10.81

                                         LIMITED MATURITY     TOTAL RETURN
                                             BOND FUND      ADVANTAGE FUND 1
                                         ----------------   ----------------
Net Assets of H Shares                        $779,168              $179
Outstanding H Shares                            77,355                17
Net Asset Value Per Share                       $10.07            $10.53
Sales Charge, 1.00% of offering price            $0.10             $0.11
Offering to Public                              $10.17            $10.64

                                                                    MICHIGAN
                                               U.S. GOVERNMENT      MUNICIPAL
                                                 INCOME FUND       BOND FUND 1
                                               ---------------     -----------
Net Assets of H Shares                            $321,910             $176
Outstanding H Shares                                33,813               16
Net Asset Value Per Share                            $9.52           $11.12
Sales Charge, 1.00% of offering price                $0.10            $0.11
Offering to Public                                   $9.62           $11.23

                                                NATIONAL TAX     OHIO TAX EXEMPT
                                             EXEMPT BOND FUND 1     BOND FUND
                                             ------------------  ---------------
Net Assets of H Shares                              $176             $138,871
Outstanding H Shares                                  17               12,311
Net Asset Value Per Share                         $10.35               $11.28
Sales Charge, 1.00% of offering price              $0.10                $0.11
Offering to Public                                $10.45               $11.39

                                                            PENNSYLVANIA
                                                        MUNICIPAL BOND FUND 1
                                                        ---------------------
Net Assets of H Shares                                           $176
Outstanding H Shares                                               17
Net Asset Value Per Share                                      $10.35
Sales Charge, 1.00% of offering price                           $0.10
Offering to Public                                             $10.45

1 Class H Shares of the Total Return Advantage Fund, Michigan Municipal Bond Fund, National Tax Exempt Bond Fund and Pennsylvania Municipal Bond Fund held minimal assets but were not yet offered for sale to the public as of November 30, 2002.

                  An illustration of the computation of the offering price per Class H share of the Small/Mid Cap Value Fund, High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund, based on the estimated value of the net assets and number of outstanding shares on the commencement dates, are as follows:

                                            SMALL/MID CAP       HIGH YIELD
                                             VALUE FUND          BOND FUND
                                            -------------       ----------
Net Assets of H Shares                           $100               $100
Outstanding H Shares                               10                 10
Net Asset Value Per Share                      $10.00             $10.00
Sales Charge, 1.00% of offering price           $0.10              $0.10
Offering to Public                             $10.10             $10.10

                                            SHORT DURATION        STRATEGIC
                                              BOND FUND       INCOME BOND FUND
                                            -------------     ----------------
Net Assets of H Shares                           $100               $100
Outstanding H Shares                               10                 10
Net Asset Value Per Share                      $10.00             $10.00
Sales Charge, 1.00% of offering price           $0.10              $0.10
Offering to Public                             $10.10             $10.10

EXCHANGE PRIVILEGE

                  Investors may exchange all or part of their Class A Shares, Class B Shares, Class C Class H, or Class R Shares as described in the applicable Prospectus. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class B Shares, Class C Shares, Class H Shares or Class R shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

                  The  Trust is a  Massachusetts  business  trust.  The  Trust's
Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series, which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Core Equity Fund
         Class W                                              Class I Shares
         Class W - Special Series 1                           Class A Shares
         Class W - Special Series 2                           Class B Shares
         Class W - Special Series 3                           Class C Shares
         Class W - Special Series 4                           Class H Shares
         Class W - Special Series 5                           Class R Shares
Equity Growth Fund
         Class H                                              Class I Shares
         Class H - Special Series 1                           Class A Shares
         Class H - Special Series 2                           Class B Shares
         Class H - Special Series 3                           Class C Shares
         Class H - Special Series 4                           Class H Shares
         Class H - Special Series 5                           Class R Shares
Equity Index Fund
         Class V                                              Class I Shares
         Class V - Special Series 1                           Class A Shares
         Class V - Special Series 2                           Class B Shares
         Class V - Special Series 3                           Class C Shares
         Class V - Special Series 4                           Class H Shares
         Class V - Special Series 5                           Class R Shares
International Equity Fund
         Class U                                              Class I Shares
         Class U - Special Series 1                           Class A Shares
         Class U - Special Series 2                           Class B Shares
         Class U - Special Series 3                           Class C Shares
         Class U - Special Series 4                           Class H Shares
         Class U - Special Series 5                           Class R Shares
Large Cap Ultra Fund
         Class II                                             Class I Shares
         Class II - Special Series 1                          Class A Shares
         Class II - Special Series 2                          Class B Shares
         Class II - Special Series 3                          Class C Shares
         Class II - Special Series 4                          Class H Shares

Large Cap Value Fund
         Class M                                              Class I Shares
         Class M - Special Series 1                           Class A Shares
         Class M - Special Series 2                           Class B Shares
         Class M - Special Series 3                           Class C Shares
         Class M - Special Series 4                           Class H Shares
         Class M - Special Series 5                           Class R Shares
Mid Cap Growth Fund
         Class GG                                             Class I Shares
         Class GG - Special Series 1                          Class A Shares
         Class GG - Special Series 2                          Class B Shares
         Class GG - Special Series 3                          Class C Shares
         Class GG - Special Series 4                          Class H Shares
Small Cap Growth Fund
         Class X                                              Class I Shares
         Class X - Special Series 1                           Class A Shares
         Class X - Special Series 2                           Class B Shares
         Class X - Special Series 3                           Class C Shares
         Class X - Special Series 4                           Class H Shares
         Class X - Special Series 5                           Class R Shares
Small Cap Value Fund
         Class N                                              Class I Shares
         Class N - Special Series 1                           Class A Shares
         Class N - Special Series 2                           Class B Shares
         Class N - Special Series 3                           Class C Shares
         Class N - Special Series 4                           Class H Shares
Small/Mid Cap Value Fund
         Class PP                                             Class I Shares
         Class PP - Special Series 1                          Class A Shares
         Class PP - Special Series 2                          Class B Shares
         Class PP - Special Series 3                          Class C Shares
         Class PP - Special Series 4                          Class H Shares
         Class PP - Special Series 5                          Class R Shares
Bond Fund
         Class R                                              Class I Shares
         Class R - Special Series 1                           Class A Shares
         Class R - Special Series 2                           Class B Shares
         Class R - Special Series 3                           Class C Shares
         Class R - Special Series 4                           Class H Shares
GNMA Fund
         Class S                                              Class I Shares
         Class S - Special Series 1                           Class A Shares
         Class S - Special Series 2                           Class B Shares
         Class S - Special Series 3                           Class C Shares
         Class S - Special Series 4                           Class H Shares

High Yield Bond Fund
         Class QQ                                             Class I Shares
         Class QQ - Special Series 1                          Class A Shares
         Class QQ - Special Series 2                          Class B Shares
         Class QQ - Special Series 3                          Class C Shares
         Class QQ - Special Series 4                          Class H Shares
Intermediate Bond Fund
         Class I                                              Class I Shares
         Class I - Special Series 1                           Class A Shares
         Class I - Special Series 2                           Class B Shares
         Class I - Special Series 3                           Class C Shares
         Class I - Special Series 4                           Class H Shares
Limited Maturity Bond Fund
         Class O                                              Class I Shares
         Class O - Special Series 1                           Class A Shares
         Class O - Special Series 2                           Class B Shares
         Class O - Special Series 3                           Class C Shares
         Class O - Special Series 4                           Class H Shares
         Class O - Special Series 5                           Class R Shares
Short Duration Bond Fund
         Class SS                                             Class I Shares
         Class SS - Special Series 1                          Class A Shares
         Class SS - Special Series 2                          Class B Shares
         Class SS - Special Series 3                          Class C Shares
         Class SS - Special Series 4                          Class H Shares
Strategic Income Bond Fund
         Class MM                                             Class I Shares
         Class MM - Special Series 1                          Class A Shares
         Class MM - Special Series 2                          Class B Shares
         Class MM - Special Series 3                          Class C Shares
         Class MM - Special Series 4                          Class H Shares
Total Return Advantage Fund
         Class P                                              Class I Shares
         Class P - Special Series 1                           Class A Shares
         Class P - Special Series 2                           Class B Shares
         Class P - Special Series 3                           Class C Shares
         Class P - Special Series 4                           Class H Shares
         Class P - Special Series 5                           Class R Shares
U.S. Government Income Fund
         Class DD                                             Class I Shares
         Class DD - Special Series 1                          Class A Shares
         Class DD - Special Series 2                          Class B Shares
         Class DD - Special Series 3                          Class C Shares
         Class DD - Special Series 4                          Class H Shares
         Class DD - Special Series 5                          Class R Shares

Michigan Municipal Bond Fund
         Class HH                                             Class I Shares
         Class HH - Special Series 1                          Class A Shares
         Class HH - Special Series 2                          Class B Shares
         Class HH - Special Series 3                          Class C Shares
         Class HH - Special Series 4                          Class H Shares
National Tax Exempt Bond Fund
         Class L                                              Class I Shares
         Class L - Special Series 1                           Class A Shares
         Class L - Special Series 2                           Class B Shares
         Class L - Special Series 3                           Class C Shares
         Class L - Special Series 4                           Class H Shares
Ohio Tax Exempt Bond Fund
         Class K                                              Class I Shares
         Class K - Special Series 1                           Class A Shares
         Class K - Special Series 2                           Class B Shares
         Class K - Special Series 3                           Class C Shares
         Class K - Special Series 4                           Class H Shares
Pennsylvania Municipal Bond Fund
         Class T                                              Class I Shares
         Class T - Special Series 1                           Class A Shares
         Class T - Special Series 2                           Class B Shares
         Class T - Special Series 3                           Class C Shares
         Class T - Special Series 4                           Class H Shares
Government Money Market Fund
         Class B                                              Class I Shares
         Class B - Special Series 1                           Class A Shares
Money Market Fund
         Class A                                              Class I Shares
         Class A - Special Series 1                           Class A Shares
         Class A - Special Series 2                           Class B Shares
         Class A - Special Series 3                           Class C Shares
         Class A - Special Series 4                           Class H Shares
         Class A - Special Series 5                           Class R Shares
Ohio Municipal Money Market Fund
         Class BB                                             Class I Shares
         Class BB - Special Series 1                          Class A Shares
Pennsylvania Tax Exempt Money Market Fund
         Class Q                                              Class I Shares
         Class Q - Special Series 1                           Class A Shares
Tax Exempt Money Market Fund
         Class D                                              Class I Shares
         Class D- Special Series 1                            Class A Shares
         Class D- Special Series 2                            Class B Shares
Treasury Money Market Fund
         Class C                                              Class I Shares
         Class C - Special Series 1                           Class A Shares
Treasury Plus Money Market Fund
         Class CC                                             Class I Shares
         Class CC - Special Series 1                          Class A Shares

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, the Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class B Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class B Shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares, only Class H Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class H Shares and only Class R Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class R Shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. In order to qualify and continue to qualify for tax treatment as a regulated investment company under the Code, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's total assets will be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition a Fund must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund's taxable income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income to a Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  A Fund may be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." For 2002-2003, the withholding rate is 30%.

                  The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                  Although each Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS.

                  As described above and in the Prospectuses, the Tax-Free Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

                  The policy of the Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

                  Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under
Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  The Ohio Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income or school district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

                  Shareholders of the Funds otherwise subject to Ohio personal income tax or municipal or school district income taxes in Ohio imposed on individuals and estates will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

                  Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities) ("Territorial Obligations") are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

                  Shareholders of the Pennsylvania Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

                  Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

                  The foregoing is only a summary of some of the important tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders or of state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of the Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action.

                             TRUSTEES AND OFFICERS

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                                                         Number of
                                                Length of                              Portfolios in
                                 Position(s)      Time                                 Fund Complex 3
        Name, Address 1,          Held with     Served in     Principal Occupation(s)   Overseen by       Other Directorships
     Date of Birth and Age       the Trust      Position 2      During Past 5 Years       Trustee           Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Robert D. Neary                  Chairman of         Since     Retired; formerly,            37         Director, Strategic
Date of Birth:                   the Board and     February    Co-Chairman of Ernst &                   Distribution, Inc., since
9/30/33                          Trustee             1996      Young, April 1984 to                     January 1999; Director,
Age: 69                                                        September 1993.                          Commercial Metals Company,
                                                                                                        since March 2001.

                                                                                         Number of
                                                Length of                              Portfolios in
                                 Position(s)      Time                                 Fund Complex 3
        Name, Address 1,          Held with     Served in     Principal Occupation(s)   Overseen by       Other Directorships
     Date of Birth and Age       the Trust      Position 2      During Past 5 Years       Trustee           Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                  Trustee             Since     President and Chief           37                  None
Date of Birth:                                     November    Executive Officer,
7/11/44                                              1993      Kittle's Home Furnishings
Age: 58                                                        Center, Inc., since
                                                               January 1982; Partner,
                                                               Kittle's Bloomington
                                                               Properties LLC, since
                                                               January 1981; Partner,
                                                               KK&D LLC, since
                                                               January 1989; Partner,
                                                               KK&D II LLC, since
                                                               February 1998
                                                               (affiliated real
                                                               estate companies of
                                                               Kittle's Home
                                                               Furnishings Center,
                                                               Inc.).

Robert J. Farling                Trustee             Since     Retired; formerly,            37                  None
Date of Birth:                                     November    Chairman, President and
12/4/36                                              1997      Chief Executive Officer,
Age: 66                                                        Centerior  Energy
                                                               (electric utility),
                                                               March 1992 to October
                                                               1997; Director,
                                                               Republic Engineered
                                                               Steels, October 1997
                                                               to September 1998.

Richard W. Furst                 Trustee             Since     Garvice D. Kincaid            37                  None
Date of Birth:                                     June 1990   Professor of Finance and
9/13/38                                                        Dean, Gatton College of
Age: 64                                                        Business and Economics,
                                                               University of Kentucky,
                                                               since 1981.

Gerald L. Gherlein               Trustee             Since     Retired; formerly,            37                  None
Date of Birth:  2/16/38                              July      Executive Vice-President
Age:  65                                             1997      and General Counsel, Eaton
                                                               Corporation (global
                                                               manufacturing), 1991
                                                               to March 2000.

                                                                                         Number of
                                                Length of                              Portfolios in
                                 Position(s)      Time                                 Fund Complex 3
        Name, Address 1,          Held with     Served in     Principal Occupation(s)   Overseen by       Other Directorships
     Date of Birth and Age       the Trust      Position 2      During Past 5 Years       Trustee           Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                Trustee             Since     Chairman and CEO, Edward     37               None
Date of Birth:  8/3/58                            August 2002  Howard & Co. (public
Age:  44                                                       relations agency), since
                                                               2001; CEO, Edward
                                                               Howard & Co.,
                                                               2000-2001; VP/Senior
                                                               VP, Edward Howard &
                                                               Co., 1992-2000.

J. William Pullen                Trustee           Since May   President and Chief          37               None
Date of Birth:  4/24/39                              1993      Executive Officer, Whayne
Age:  64                                                       Supply Co. (engine and
                                                               heavy equipment
                                                               distribution), since 1986.

                                                                                         Number of
                                                Length of                              Portfolios in
                                 Position(s)      Time                                 Fund Complex 3
        Name, Address 1,          Held with     Served in     Principal Occupation(s)   Overseen by       Other Directorships
     Date of Birth and Age       the Trust      Position 2      During Past 5 Years       Trustee           Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------
John G. Breen 5                  Trustee             Since     Retired;  formerly,            37        Director, The Sherwin
Date of Birth:  7/21/34                           August 2002  Chairman and CEO, The                    Williams Co.; Director,
Age:  68                                                       Sherwin Williams Co.,                    Parker Hannifin Corp.;
                                                               until May 2000.                          Director, Mead Westvaco
                                                                                                        Corp.; Director, Goodyear
                                                                                                        Tire & Rubber Co.; Director,
                                                                                                        The Stanley Works
Herbert R. Martens, Jr.5         President and       Since     Executive Vice President,      37        None
Date of Birth:  8/6/52           Trustee           November    National City Corporation
Age:  50                                             1997      (bank holding company),
                                                               since July 1997; Chairman,
                                                               President and Chief
                                                               Executive Officer, NatCity
                                                               Investments, Inc.
                                                               (investment banking),
                                                               since July 1995; President
                                                               and Chief Executive
                                                               Officer, Raffensberger,
                                                               Hughes & Co.
                                                               (broker-dealer), 1993
                                                               to 1995; President,
                                                               Reserve Capital Group,
                                                               from 1990 until 1993.

OFFICERS
--------
Kathleen T. Barr 6               Senior Vice       February    Senior Vice President,        N/A                    N/A
1900 E. 9th Street, 22nd Floor   President and       2003      National City Bank, since
Cleveland, OH  44114             Compliance                    1999; Vice President,
Date of Birth: 5/2/55            Officer                       National City Bank,
Age:  47                                                       1996 to 1999; Managing
                                                               Director, National City
                                                               Investment Company
                                                               (including its
                                                               predecessor), since
                                                               1996.


                                                                                         Number of
                                                Length of                              Portfolios in
                                 Position(s)      Time                                 Fund Complex 3
        Name, Address 1,          Held with     Served in     Principal Occupation(s)   Overseen by       Other Directorships
     Date of Birth and Age       the Trust      Position 2      During Past 5 Years       Trustee           Held by Trustee 4
-----------------------------------------------------------------------------------------------------------------------------------
W. Bruce McConnel 7              Secretary          Since      Partner,  Drinker Biddle &        N/A                     N/A
One Logan Square                                 August 1985   Reath LLP, Philadelphia,
18th and Cherry Streets                                        Pennsylvania (law firm)
Philadelphia, PA 19103-6996
Date of Birth:  2/7/43
Age:  59

Christopher F. Salfi 7           Treasurer        August 2001  Director of Funds                 N/A                     N/A
530 E. Swedesford Road                                         Accounting, SEI
Wayne, PA 19087                                                Investments Co., since
Date of Birth:                                                 January 1998; Fund
11/28/63                                                       Accounting Manager, SEI
Age: 39                                                        Investments Co., 1994 to
                                                               1997.

1 Each trustee can be contacted by writing to National City Bank, c/o Michael
  Nanosky, 1900 East 9th Street, 22nd Floor, Cleveland, OH 44114.

2 Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his successor has been elected and qualified.

3 The "Fund Complex" consists of all registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the trustees includes 32 portfolios of the Trust and 5 portfolios of The Armada Advantage Fund that are offered for sale as of the date of this SAI. The trustees have authorized additional portfolios that have not yet been made available to investors.

4 Includes directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act. In addition to the Trust, each trustee serves as a trustee of The Armada Advantage Fund. Mr. Neary and Mr. Martens also serve as Chairman and President, respectively, of The Armada Advantage Fund.

5 Mr. Breen is considered to be an "interested person" of the Trust as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of the Trust because (1) he is an Executive Vice President of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with the Adviser.

6 Ms. Barr also serves as Senior Vice President and Compliance Officer of The
  Armada Advantage Fund. She previously served as Assistant Treasurer and Compliance Officer of the Trust and The Armada Advantage Fund from August 2002 until February 2003.

7 Mr. McConnel and Mr. Salfi also serve as Secretary and Treasurer, respectively, of The Armada Advantage Fund.

         Mr. Martens serves as Executive Vice President of NCC, the indirect parent of the Adviser, and as President and Chief Executive Officer of NatCity Investments, Inc., which is under common control with the Adviser. Mr. McConnel is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to the Trust.

NOMINATING COMMITTEE

         The Board of Trustees has established a standing Nominating Committee which includes all trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of the Trust to fill any vacancies on the Board. The Nominating Committee held no meetings during the last fiscal year. The Nominating Committee has not set any procedures pursuant to which the Trust's security holders can submit nominees for consideration for Board vacancies.

TRUSTEE OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the Armada fund family in the aggregate as of December 31, 2002.

INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF
                                      DOLLAR RANGE OF          EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES         PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                   IN THE FUNDS 1        FAMILY 2 OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------
ROBERT D. NEARY                                                     Over $100,000
-----------------------------------------------------------------------------------------
   Ohio Tax Exempt Bond Fund            Over $100,00
-----------------------------------------------------------------------------------------
   Ohio Municipal Money Market Fund    Over $100,000
-----------------------------------------------------------------------------------------
JOHN F. DURKOTT                                                      $1-$10,000
-----------------------------------------------------------------------------------------
   Equity Growth Fund                    $1-$10,000
-----------------------------------------------------------------------------------------
ROBERT J. FARLING                                                   Over $100,000
-----------------------------------------------------------------------------------------
   Equity Growth Fund                  Over $100,000
-----------------------------------------------------------------------------------------
   Equity Index Fund                  $10,001-$50,000
-----------------------------------------------------------------------------------------
   International Equity Fund          $10,001-$50,000
-----------------------------------------------------------------------------------------
   Large Cap Ultra Fund               $10,001-$50,000
-----------------------------------------------------------------------------------------
   Large Cap Value Fund               $10,001-$50,000
-----------------------------------------------------------------------------------------
   Mid Cap Growth Fund                $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Growth Fund              $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Value Fund               $10,001-$50,000
-----------------------------------------------------------------------------------------
   Tax Managed Equity Fund            $10,001-$50,000
-----------------------------------------------------------------------------------------
   GNMA Fund                          $10,001-$50,000
-----------------------------------------------------------------------------------------
   Government Money Market Fund       $10,001-$50,000
-----------------------------------------------------------------------------------------
RICHARD W. FURST                                                   $10,001-$50,000
-----------------------------------------------------------------------------------------
   Core Equity Fund                      $1-$10,000
-----------------------------------------------------------------------------------------
   Equity Index Fund                  $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Value Fund                  $1-$10,000
-----------------------------------------------------------------------------------------
   Tax Managed Equity Fund            $10,001-$50,000
-----------------------------------------------------------------------------------------
   Total Return Advantage Fund           $1-$10,000
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF
                                      DOLLAR RANGE OF          EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES         PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                   IN THE FUNDS 1        FAMILY 2 OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------
GERALD L. GHERLEIN                                                  Over $100,000
-----------------------------------------------------------------------------------------
   Equity Index Fund                  $10,001-$50,000
-----------------------------------------------------------------------------------------
   International Equity Fund          $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Growth Fund              $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Value Fund               $10,001-$50,000
-----------------------------------------------------------------------------------------
   Tax Managed Equity Fund            $10,001-$50,000
-----------------------------------------------------------------------------------------
   National Tax Exempt Bond Fund      $10,001-$50,000
-----------------------------------------------------------------------------------------
   Money Market Fund                   Over $100,000
-----------------------------------------------------------------------------------------
J. WILLIAM PULLEN Over $100,000
-----------------------------------------------------------------------------------------
   Core Equity Fund                   $10,001-$50,000
-----------------------------------------------------------------------------------------
   Equity Growth Fund                    $1-$10,000
-----------------------------------------------------------------------------------------
   Equity Index Fund                  $10,001-$50,000
-----------------------------------------------------------------------------------------
   International Equity Fund          $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Growth Fund              $10,001-$50,000
-----------------------------------------------------------------------------------------
   Small Cap Value Fund               $10,001-$50,000
-----------------------------------------------------------------------------------------

INTERESTED TRUSTEE

-----------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF
                                      DOLLAR RANGE OF          EQUITY SECURITIES IN ALL
                                     EQUITY SECURITIES         PORTFOLIOS IN ARMADA FUND
NAME OF TRUSTEE/FUND                   IN THE FUNDS 1        FAMILY 2 OVERSEEN BY TRUSTEE
-----------------------------------------------------------------------------------------
JOHN G. BREEN                                                        Over $100,000
-----------------------------------------------------------------------------------------
    Money Market Fund               Over $100,000
-----------------------------------------------------------------------------------------
HERBERT R. MARTENS, JR.                                                $1-$10,000
-----------------------------------------------------------------------------------------
    Bond Fund                         $1-$10,000
-----------------------------------------------------------------------------------------
    Money Market Fund                 $1-$10,000
-----------------------------------------------------------------------------------------

1 Includes the value of shares beneficially owned by each trustee in each Fund as of December 31, 2002.

2   Includes the Trust and The Armada Advantage Fund.

         As of April 13, 2003, the Trustees and officers of the Trust as a group owned beneficially 1.32% of Class I Shares of the Ohio Tax Exempt Bond Fund. Otherwise, the Trustees and officers as a group owned beneficially less than 1% each class of the outstanding shares of each of the Funds of the Trust, and less than 1% of the outstanding shares of all of the Funds of the Trust in the aggregate.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

         Mr. Durkott serves as President and Chief Executive Officer of Kittle's Home Furnishings Center, Inc. ("Kittle's"). Kittle's has a $10 million line of credit open with National City Bank - Indiana, which is under common control with the Adviser. The line of credit is used for working capital purposes. The highest amount outstanding on the line of credit during the period January 1, 2001 through December 31, 2002 was $4 million. The balance outstanding as of December 31, 2002 was $1.2 million. Interest is charged at a fluctuating rate equal to National City Bank's prime rate or at a rate equal to LIBOR plus a margin determined in accordance with a schedule based upon Kittle's financial performance. Mr. Durkott may be deemed to have a material indirect interest in the line of credit.

         Edward Howard & Co. ("EH&C"), of which Ms. Obert serves as Chairman and Chief Executive Officer, entered into an agreement in August 2002 with National City Bank, the indirect parent of the Adviser, to provide public relations and media relations consulting services for the bank's operations in the Dayton, Ohio area over a period of five months ending December 31, 2002. EH&C received fees of $48,000 for this engagement. In addition, EH&C undertakes occasional media training and other public relations projects for National City Bank. From September 2002 through January 2003, EH&C earned $38,000 in fees for these services. EH&C expects to be engaged for similar projects by National City Bank from time to time at comparable fee levels.

BOARD COMPENSATION

         Effective February 20, 2002, each trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings of the Boards of Trustees of the Trust and The Armada Advantage Fund. The two fund companies generally hold concurrent Board meetings. The Chairman of the Board is entitled to receive an additional $16,000 per annum for services in such capacity. Prior to February 20, 2002, each trustee received an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings, with the Chairman entitled to receive an additional fee of $5,000.

         The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2002 (other than for Mr. Breen and Ms. Obert who began service as Trustees in August 2002):

                                                      Pension or
                                     Aggregate        Retirement Benefits    Estimated Annual   Total Compensation
Name of                              Compensation     Accrued as Part of     Benefits Upon      From the Trust and
Person, Position                     From the Trust   the Trust's Expense    Retirement         Fund Complex
----------------                     --------------   -------------------    ---------------    ------------------
INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee                     $44,888               $0                  $0                  $45,000

John F. Durkott, Trustee                 $34,414               $0                  $0                  $34,500

Robert J. Farling, Trustee               $34,414               $0                  $0                  $34,500

Richard W. Furst, Trustee                $34,414               $0                  $0                  $34,500

Gerald L. Gherlein, Trustee              $34,414               $0                  $0                  $34,500

J. William Pullen, Trustee               $34,414               $0                  $0                  $34,500

INTERESTED TRUSTEE

Herbert R. Martens, Jr., President
and Trustee                                   $0               $0                  $0                     $0

CODE OF ETHICS


                  The Trust and the Adviser have each adopted codes of ethics under Rule 17j-1 of the 1940 Act that (i) establish procedures for personnel with respect to personal investing, (ii) prohibit or restrict certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permit personnel to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are on file with, and available from, the SEC's Public Reference Room in Washington, D.C.


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust estate or the conduct of any business of the Trust, nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he or she been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

                  The Adviser serves as investment adviser to the: (a) International Equity, Small Cap Value, Small Cap Growth, Equity Index, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds under an Advisory Agreement dated April 9, 1998; (b) Money Market, Treasury Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Municipal Bond, National Tax Exempt Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Large Cap Value, Ohio Tax Exempt Bond and Tax Exempt Municipal Money Market Funds under an Advisory Agreement dated November 19, 1997; (c) Core Equity, Limited Maturity Bond and Total Return Advantage Funds under an Advisory Agreement dated March 6, 1998; (d) Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds under an Advisory Agreement dated June 9, 2000; (e) Aggressive Allocation and Conservative Allocation Funds under an Advisory Agreement dated March 5, 2001; and (f) Small/Mid Cap Value Fund under an Advisory Agreement dated June 28, 2002. The High Yield Bond Fund, Short Duration Bond Fund and Strategic Income Bond Fund will each enter into an Advisory Agreement with the Adviser effective at the time each Fund commences operations. The Adviser is a wholly owned subsidiary of National City Corporation, a bank holding company with headquarters in Cleveland, Ohio and over 1,300 branch offices in six states.

                  For services performed under the Advisory Agreements, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses. During the last three fiscal years, the Trust incurred advisory fees, net of fee waivers, as set forth below:

                                                     FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                             2002         2001               2000
----                                             ----         ----           ----
Core Equity Fund.............................$   938,854    $ 1,036,852     $ 1,178,813
Equity Growth Fund...........................$ 7,081,190    $ 9,853,877     $11,127,549
Equity Index Fund............................$   672,302    $   663,699     $   719,779
International Equity Fund....................$ 6,315,575    $ 7,739,311     $ 3,743,257
Large Cap Ultra Fund 1.......................$ 1,266,801    $ 2,029,196     $ 3,313,382
Large Cap Value Fund.........................$ 5,528,512    $ 5,338,830     $ 3,920,942
Mid Cap Growth Fund 1........................$ 1,951,892    $ 2,944,085     $ 3,834,987
Small Cap Growth Fund........................$ 3,256,415    $ 3,641,268     $ 1,304,010
Small Cap Value Fund.........................$ 7,168,746    $ 4,485,035     $ 2,991,781
Tax Managed Equity Fund......................$ 1,693,234    $ 2,031,040     $ 2,069,464
Aggressive Allocation Fund...................$         0    $         0 2        *
Balanced Allocation Fund.....................$ 1,413,210    $ 1,561,585     $   592,684
Conservative Allocation Fund.................$         0    $         0 2        *
Bond Fund....................................$ 4,578,426    $ 4,927,596     $ 2,061,012
GNMA Fund....................................$   794,655    $   706,765     $   587,315
Intermediate Bond Fund.......................$ 1,410,446    $ 1,455,239     $ 1,231,299
Limited Maturity Bond Fund...................$   716,746    $   676,940     $   304,231
Total Return Advantage Fund..................$ 1,105,731    $ 1,265,621     $ 1,154,130
U.S. Government Income Fund 1................$ 1,102,027    $   896,677     $   950,408
Michigan Municipal Bond Fund 1...............$   660,213    $   667,101     $ 1,074,133
National Tax Exempt Bond Fund................$   684,794    $   653,853     $   341,765
Ohio Tax Exempt Bond Fund....................$   676,233    $   677,697     $   640,475
Pennsylvania Municipal Bond Fund.............$   189,644    $   182,492     $   147,815
Government Money Market Fund.................$ 6,495,588    $ 4,802,725     $ 3,949,786
Money Market Fund............................$14,222,272    $12,602,505     $ 9,565,355
Ohio Municipal Money Market Fund.............$   406,161    $   306,555     $   237,022
Pennsylvania Tax Exempt Money Market Fund....$   295,127    $   250,943     $   200,000
Tax Exempt Money Market Fund.................$ 1,244,627    $ 1,106,035     $   890,875
Treasury Money Market Fund...................$ 1,232,821    $ 1,067,722     $ 1,072,558
Treasury Plus Money Market Fund 2............$   693,331    $   622,922     $   864,032

-------------------------

* Not in operation during the period.
1 Advisory fees shown in the tables above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.

                  During the last three fiscal years, advisory fees were waived as set forth below:

                                                 FOR THE FISCAL YEAR ENDED MAY 31:
FUND                                             2002         2001           2000
----                                             ----         ----           ----
Core Equity Fund............................ $        0     $        0    $        0
Equity Growth Fund.......................... $        0     $        0    $        0
Equity Index Fund........................... $  504,232     $  498,280    $  619,477
International Equity Fund................... $        0     $        0    $        0
Large Cap Ultra Fund 1...................... $        0     $        0    $        0
Large Cap Value Fund........................ $        0     $        0    $        0
Mid Cap Growth Fund 1....................... $        0     $        0    $        0
Small Cap Growth Fund....................... $        0     $        0    $        0
Small Cap Value Fund........................ $        0     $        0    $        0
Tax Managed Equity Fund..................... $        0     $        0    $        0
Aggressive Allocation Fund.................. $   13,367     $   2,8242           *
Balanced Allocation Fund.................... $        0     $        0    $        0
Conservative Allocation Fund................ $   14,212     $   2,8872           *
Bond Fund................................... $        0     $        0    $   55,388
GNMA Fund................................... $        0     $        0    $        0
Intermediate Bond Fund...................... $  528,919     $  545,699    $  461,741
Limited Maturity Bond Fund.................. $  204,782     $  193,342    $   86,921
Total Return Advantage Fund................. $  486,234     $  723,504    $  659,510
U.S. Government Income Fund 1............... $        0     $        0    $  191,061
Michigan Municipal Bond Fund 1.............. $  247,580     $  250,141    $  134,996
National Tax Exempt Bond Fund............... $  256,798     $  245,682    $  222,217
Ohio Tax Exempt Bond Fund................... $  253,588     $  255,263    $  426,963
Pennsylvania Municipal Bond Fund............ $   71,117     $   68,435    $   91,469
Government Money Market Fund................ $2,598,218     $1,920,667    $1,579,899
Money Market Fund........................... $5,688,870     $5,045,357    $3,827,616
Ohio Municipal Money Market Fund............ $  541,563     $  411,414    $  316,036
Pennsylvania Tax Exempt Money Market Fund... $  491,877     $  417,235    $  333,324
Tax Exempt Money Market Fund................ $1,659,550     $1,473,983    $1,189,864
Treasury Money Market Fund.................. $  246,571     $  213,146    $  214,514
Treasury Plus Money Market Fund 1........... $        0     $        0    $        0

-----------------------------

*    Not in operation during the period.
1 Advisory fee waivers shown in the table above for the Large Cap Ultra, Mid Cap Growth, Michigan Municipal Bond, U.S. Government Income and Treasury Plus Money Market Funds for the periods prior to the reorganization of Parkstone into Armada applied to the corresponding Parkstone Continuing Funds.
2    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.

                  Subject to the supervision of the Trust's Board of Trustees, the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser will provide the services under the Advisory Agreements in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of the Trust's Board of Trustees applicable to such Fund. The Adviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser will use its best efforts to seek on behalf of the Trust and the Funds the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser or any affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Distributor (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Distributor (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of Armada Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish the Trust's Board of Trustees such periodic and special reports as the Board may request.

                  Each Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

                  Each Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Funds to which it relates from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Funds (as defined by the 1940 Act) and a majority of the trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. An Advisory Agreement may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

ANNUAL BOARD APPROVAL OF ADVISORY AGREEMENTS

         At a meeting held on August 27, 2002, the Trust's Board of Trustees, including the Independent Trustees, approved the continuation of the Advisory Agreements for an additional one-year period. In connection with such approval, the trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services, experience and qualifications. The information considered by the trustees included (i) the history, organization and client base of the Adviser, (ii) fee arrangements for the Funds and comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser's relationship with the Funds, (iv) the investment performance for the Funds, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Funds, and (vii) the Adviser's direct and indirect costs incurred in providing advisory services. The trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser's compliance procedures and controls. Lipper Analytical Services prepared an analysis for the trustees comparing each Fund's advisory fees and total expenses to averages for the universe of mutual funds for each Fund's asset class and Lipper category. The Board also considered a report on soft dollar commissions which included information on brokers, the total commissions paid for each Fund for the period July 1, 2001 through June 30, 2002, the various research and other services obtained with soft dollar commissions, and the Adviser's policies for budgeting and allocating soft dollar payments.

         After reviewing this information and such other matters as the trustees considered necessary to the exercise of their reasonable business judgment, the Board and Independent Trustees unanimously concluded that the compensation payable under the Advisory Agreements was fair and equitable with respect to each Fund and approved the continuation of the Advisory Agreements.

ADMINISTRATION AND ACCOUNTING SERVICES


                  The Trust has entered into a Co-Administration and Accounting Services Agreement dated April 1, 2003 with PFPC, Inc. ("PFPC") and National City Bank ("NCB" and, together with PFPC, the "Co-Administrators"), pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. Prior to April 1, 2003, SEI Investments Global Funds Services ("SIGFS") (formerly, SEI Investments Mutual Fund Services) and NCB (together with SIGFS, the "Previous Co-Administrators") served as the Previous Co-Administrators to the Trust pursuant to a Co-Administration Agreement effective as of August 1, 2000. Prior to August 1, 2000, SIGFS served as sole administrator to the Trust pursuant to an administration agreement dated as of May 1, 1998 (the "SIGFS Administration Agreement"). Also prior to August 1, 2000, NCB provided sub-administration services to the Trust pursuant to a sub-administration agreement between SIGFS and NCB dated as of May 1, 1998 (the "Sub-Administration Agreement"). SIGFS paid NCB fees for its services under the Sub-Administration Agreement. The Trust paid no fees directly to NCB for sub-administration services. Prior to January 1, 2000, BISYS Fund Services served as administrator to the Parkstone Continuing Funds. On January 1, 2000, SIGFS became administrator to the Parkstone Continuing Funds. BISYS continued to provide fund accounting services to the Parkstone Continuing Funds until April 3, 2000 when SIGFS assumed full responsibilities as administrator. SIGFS will continue to provide certain administration and accounting services to the Trust until May 31, 2003.

                  The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that the Co-Administration Agreement creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.


                  PFPC is a wholly owned subsidiary of PNC Financial Services Group. NCB is a wholly owned subsidiary of National City Corporation and an affiliate of the Adviser.

                  Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

                  During the fiscal years ended May 31, 2002, 2001 and 2000 the Trust paid to SIGFS administration fees, net of fees waivers, as set forth below. Fees paid for the periods prior to August 1, 2000 were paid entirely to SIGFS which paid sub-administration fees to NCB:

FUND                                                         2002              2001              2000
----                                                         ----              ----              ----
Core Equity Fund.........................................$   87,626         $   96,773        $  110,023
Equity Growth Fund.......................................$  660,910         $  919,621        $1,038,577
Equity Index Fund........................................$  235,307         $  232,329        $  267,854
International Equity Fund................................$  384,213         $  470,937        $  227,436
Large Cap Ultra Fund 1...................................$  118,235         $  193,202        $  168,898 2
Large Cap Value Fund.....................................$  516,283         $  498,442        $  365,957
Mid Cap Growth Fund 1....................................$  136,632         $  210,257        $  170,367 2
Small Cap Growth Fund....................................$  227,948         $  255,179        $   91,281
Small Cap Value Fund.....................................$  501,809         $  313,976        $  209,426
Tax Managed Equity Fund..................................$  158,035         $  188,594        $  193,152
Aggressive Allocation Fund...............................$    3,648         $        0 3           *
Balanced Allocation Fund.................................$  131,899         $  145,582        $   55,317
Conservative Allocation Fund.............................$    3,881         $        0 3           *
Bond Fund ...............................................$  582,706         $  631,036        $  487,839
GNMA Fund................................................$  101,137         $   90,109        $   74,749
Intermediate Bond Fund...................................$  246,827         $  255,459        $  215,479
Limited Maturity Bond Fund...............................$  143,318         $  135,418        $   60,845
Total Return Advantage Fund..............................$  202,613         $  253,298        $  230,828
U.S. Government Income Fund 1............................$  140,257         $  115,611        $   76,176 2
Michigan Municipal Bond Fund 1...........................$  115,537         $  119,153        $   79,077 2
National Tax Exempt Bond Fund............................$  119,838         $  115,104        $   71,780
Ohio Tax Exempt Bond Fund................................$  118,340         $  118,797        $  135,856
Pennsylvania Municipal Bond Fund.........................$   33,188         $   32,072        $   30,455
Government Money Market Fund.............................$1,818,761         $1,344,612        $1,105,946
Money Market Fund........................................$3,982,228         $3,531,023        $2,677,878
Ohio Municipal Money Market Fund.........................$  189,545         $  143,691        $  110,613
Pennsylvania Tax Exempt Money Market Fund................$  137,725         $  117,001        $   93,331
Tax Exempt Money Market Fund.............................$  580,835         $  516,484        $  416,452
Treasury Money Market Fund...............................$  345,189         $  298,870        $  300,318
Treasury Plus Money Market Fund 1........................$  161,776         $  150,360        $  106,823 2

-----------------------

*    Not in operation during the period.
1 Administration fees shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds for the period prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the period January 1, 2000 through May 31, 2000.
3    For the Period March 6, 2001 (commencement of operations) to May 31, 2001.

                  For the fiscal year ended May 31, 2001, administration fees of $791 and $808 were waived for the Aggressive Allocation Fund and Conservative Allocation Fund, respectively. For the fiscal years ended May 31, 2002 and 2000, no administration fees were waived.

                  For the period June 1, 1999 through April 3, 2000, the Parkstone Continuing Funds paid BISYS administration fees as follows:

FUND                                                                2000
----                                                                ----
Large Cap Ultra Fund..............................................$643,324
Mid Cap Growth Fund...............................................$535,346
U.S. Government Income Fund.......................................$103,130
Michigan Municipal Bond Fund......................................$249,390
Treasury Plus Money Market Fund...................................$246,430
Bond Fund 1.......................................................$626,130

1 The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

                  For the period June 1, 1999 through April 3, 2000, BISYS waived administration fees for the Parkstone Continuing Funds as follows:

FUND                                                                   2000
----                                                                   ----
Large Cap Ultra Fund...............................................  $      0
Mid Cap Growth Fund................................................  $      0
U.S. Government Income Fund........................................  $191,061
Michigan Municipal Bond Fund.......................................  $ 61,721
Treasury Plus Money Market Fund....................................  $108,862
Bond Fund 1 .......................................................  $245,124

1 The Parkstone Bond Fund was the accounting survivor in connection with its reorganization into the Armada Bond Fund.

DISTRIBUTION PLANS AND RELATED AGREEMENT


                  Effective May 1, 2003, the Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreement with the Trust. The Distributor has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Distributor will use all reasonable efforts in connection with distribution of shares of the Trust. Prior to May 1, 2003, SEI Investments Distribution Co. ("SEIDC") served as distributor of the Funds' shares.


                  Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan for A and I Share Classes (the "A and I Shares Plan"), a B Shares Distribution Plan ("B Shares Plan"), a C Shares Distribution Plan (the "C Shares Plan"), an H Shares Distribution Plan (the "H Shares Plan"), and an R Shares Distribution Plan (the "R Shares Plan and, collectively, the "Plans") which permit the Trust to bear certain expenses in connection with the distribution of I Shares and A Shares, B Shares, C Shares, H Shares, and R
Shares respectively. As required by Rule 12b-1, the Trust's Plans and any related agreements have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans, by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The A and I Shares Plan provides that each Fund will reimburse the Distributor for distribution expenses related to the distribution of Class A Shares and Class I Shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A and I Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's A and I Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A and I Shares Plan.

                  The B Shares Plan provides that the Funds will compensate the Distributor from B Share assets for distribution of B Shares in an amount not to exceed .75% per annum (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) of the average daily net assets of such class. The C Shares Plan provides that the Funds may compensate the Distributor from C Share assets for distribution of C Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Allocation Funds) per annum of the average daily net assets of such shares. The H Shares Plan provides that the Funds may compensate the Distributor from H Share assets for distribution of H Shares in an amount not to exceed .75% (.65% with respect to the Aggressive Allocation and Conservative Funds) per annum of the average daily net assets of such shares. The R Shares Plan provides that the Funds will compensate the Distributor from R Shares assets for distribution of R Shares in an amount no to exceed .60% per annum of the average daily net assets of such class. Payments to the Distributor under the B Shares Plan, C Shares Plan, H
Shares Plan and R Shares Plan are to be used by the Distributor to cover expenses and activities primarily intended to result in the sale of a Fund's B Shares, C Shares, H Shares and R Shares, respectively. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing B Shares, C Shares, H Shares and R Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each "a Distribution Organization") with respect to a Fund's B Shares, C Shares, H Shares or R Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such B Shares, C Shares, H Shares or R Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (e) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                  The Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans and (2) the vote of a majority of the entire Board of Trustees.

                  During the fiscal year ended May 31, 2002, the Trust paid SEIDC the following approximate amounts under the A and I Shares Plan, B Shares Plan, C Shares Plan and H Shares Plan for its distribution services and shareholder service assistance.


                       FISCAL YEAR 2002 DISTRIBUTION FEES

      PORTFOLIO                     DISTRIBUTION        MARKETING/   TOTAL FEES
                                      SERVICES*       CONSULTATION

  Core Equity Fund                    $ 21,464         $  50,084     $  71,548
  Equity Growth Fund                   136,422           318,319       454,741
  Equity Index Fund                      9,555            22,296        31,851
  International Equity Fund             84,072           196,168       280,240
  Large Cap Ultra Fund                  39,690            92,610       132,300
  Large Cap Value Fund                 123,025           287,058       410,083
  Mid Cap Growth Fund                   45,740           106,725       152,465
  Small Cap Growth Fund                 67,512           157,528       225,040
  Small Cap Value Fund                 106,081           247,521       353,602
  Tax Managed Equity Fund               53,583           125,028       178,611
  Aggressive Allocation Fund             1,207             2,815         4,022
  Balanced Allocation Fund              38,150            89,015       127,165
  Conservative Allocation Fund           1,791             4,180         5,971
  Bond Fund                            117,774           274,806       392,580
  GNMA Fund                             21,815            50,901        72,716
  Intermediate Bond Fund                51,327           119,763       171,090
  Limited Maturity Bond Fund            24,395            56,921        81,316
  Total Return Advantage Fund           30,525            71,226       101,751
  U.S. Government Income Fund           42,722            99,685       142,407
  Michigan Municipal Bond Fund          26,875            62,708        89,583
  National Tax Exempt Bond Fund         24,519            57,212        81,731
  Ohio Tax Exempt Bond Fund             24,882            58,059        82,941
  Pennsylvania Municipal Bond Fund       5,456            12,732        18,188
  Government Money Market Fund         347,177           810,081     1,157,258
  Money Market Fund                    767,792         1,791,513     2,559,305
  Ohio Municipal Money Market Fund      36,323            84,754       121,077
  Pennsylvania Tax Exempt Money
    Market Fund                         26,536            61,918        88,454
  Tax Exempt Money Market Fund         111,605           260,413       372,018
  Treasury Money Market Fund            66,139           154,324       220,463
  Treasury Plus Money Market Fund       31,457            73,399       104,856

*Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

                  The Distributor and/or the Trust's other service providers may from time to time use their own resources to pay advertising and marketing expenses on behalf of the Trust.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

                  NCB, with offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:

                  (i) maintain a separate account or accounts in the name of each Fund;

                  (ii) hold and disburse portfolio securities on account of the Funds;

                  (iii) collect and make disbursements of money on behalf of the Funds;

                  (iv)   collect and receive all income and other  payments  and
                         distributions   on  account  of  the  Funds'  portfolio
                         securities;


                  (v) respond to correspondence by security brokers and others relating to its duties; and


                  (vi)   make   periodic   reports  to  the  Board  of  Trustees
                         concerning the Funds' operations.

                  NCB is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

                  For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

                  State Street Bank and Trust Company (the "Transfer Agent"), P.O. Box 8421 Boston, Massachusetts 02266-8421 serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, the Transfer Agent has agreed to:

                  (i)   issue and redeem shares of the Fund;

                  (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders;

                  (iii) respond to correspondence by security brokers and others relating to its duties;


                  (iv)  maintain shareholder accounts; and


                  (v)   make   periodic   reports  to  the  Board  of   Trustees
                        concerning the Fund's operations.

                  The Transfer Agent sends each shareholder of record periodic statements showing the total number of shares owned as of the last business day of the period (as well as the dividends paid during the current period and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented a Shareholder Services Plan with respect to A Shares, B Shares, C Shares and H Shares (the "Services Plan") pursuant to which the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's A Shares, B Shares, C Shares or H Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the net asset value attributable to each Fund's A Shares, B Shares, C Shares or H Shares held by a financial institution's customers.

                 Services under the Services Plan may include:

                 (i)    aggregating  and  processing   purchase  and  redemption
                        requests from customers;

                 (ii) providing customers with a service that invests the assets of their accounts in A Shares, B Shares, C Shares or H Shares;

                 (iii)  processing dividend payments from the Funds;

                 (iv) providing information periodically to customers showing their position in A Shares, B Shares, C Shares or H Shares;

                 (v)    arranging for bank wires;

                 (vi)   responding  to  customer   inquiries   relating  to  the
                        services performed with respect to A Shares, B Shares, C Shares or H Shares beneficially owned by customers;

                 (vii)  providing   subaccounting  for  customers  or  providing
                        information  to the  transfer  agent for  subaccounting;

                 (viii) forwarding shareholder communications; and

                 (ix)   other similar services requested by the Trust.

                  Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS

                  Pursuant to its Advisory Agreement with the Trust, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  For the last three fiscal years, the Trust paid brokerage commissions as follows:

FUND                                      2002           2001          2000
----                                      ----           ----          ----
Core Equity Fund.....................$  252,039      $   71,863     $  116,186
Equity Growth Fund...................$1,288,596      $  660,374     $  877,246
Equity Index Fund....................$   62,428      $   44,928     $  172,962
International Equity Fund............$1,764,917      $3,890,621     $1,361,482
Large Cap Ultra Fund 1...............$  260,467      $  357,663     $  839,727
Large Cap Value Fund.................$  729,112      $1,242,844     $  541,396
Mid Cap Growth Fund 1................$  370,924      $  468,012     $1,061,836
Small Cap Growth Fund................$  866,684      $  565,260     $  677,189
Small Cap Value Fund.................$2,811,280      $1,637,744     $1,892,956
Tax Managed Equity Fund..............$   18,485      $   12,424     $   24,414
Aggressive Allocation Fund...........$        0      $        0 2       *
Balanced Allocation Fund.............$  328,528      $  423,436     $  110,235
Conservative Allocation Fund.........$        0      $        0 2       *
Bond Fund............................$        0      $        0     $        0
GNMA Fund............................$        0      $        0     $        0
Intermediate Bond Fund...............$        0      $        0     $        0
Limited Maturity Bond Fund...........$        0      $        0     $        0
Total Return Advantage Fund..........$        0      $        0     $        0
U.S. Government Income Fund 1........$        0      $        0     $        0
Michigan Municipal Bond Fund 1.......$        0      $        0     $        0
National Tax Exempt Bond Fund........$        0      $        0     $        0
Ohio Tax Exempt Bond Fund............$        0      $        0     $        0
Pennsylvania Municipal Bond Fund.....$        0      $        0     $        0

---------------------------

*    Not in operation during the period.
1 Brokerage commissions shown for the Large Cap Ultra, Mid Cap Growth, U.S. Government Income and Michigan Municipal Bond Funds for the periods prior to the reorganization of Parkstone into Armada were paid by the corresponding Parkstone Continuing Funds.
2    For the period March 6, 2001 (commencement of operations) to May 31, 2001.

                  While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Trust's Adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 2002: (a) the Money Market Fund entered into repurchase agreements with Salomon Smith Barney, J.P.Morgan Chase, Morgan Stanley Dean Witter, Credit Suisse First Boston, Lehman Brothers and Greenwich Capital Markets; (b) the Government Money Market Fund entered into repurchase agreements with Salomon Smith Barney, J.P.Morgan Chase, Credit Suisse First Boston, Greenwich Capital Markets and Lehman Brothers; (c) the Intermediate Bond Fund held securities issued by Goldman Sachs & Co. and Lehman Brothers; (d) the Large Cap Value Fund held securities issued by Goldman Sachs & Co.; (e) the Limited Maturity Bond Fund held securities issued by Lehman Brothers; (f) the Total Return Advantage Fund held securities issued by Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter; (g) the Bond Fund held securities issued by Lehman Brothers, Morgan Stanley Dean Witter and Salomon Smith Barney;
(h) the GNMA Fund held securities issued by Credit Suisse First Boston; (i) the International Equity Fund held securities issued by UBS Warburg and Credit Suisse First Boston; (j) the Balanced Allocation Fund held securities issued by Goldman Sachs & Co., Lehman Brothers and Morgan Stanley Dean Witter; (k) the Equity Index Fund held securities issued by Lehman Brothers; (l) the Large Cap Ultra Fund held securities issued by Goldman Sachs & Co.; and (m) the Treasury Plus Money Market Fund entered into repurchase agreements with Chase Securities, Credit Suisse First Boston, Goldman Sachs & Co., Greenwich Capital Markets, Lehman Brothers and Morgan Stanley Dean Witter.

                  The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Trust, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trusts' accounts are customers of the commercial departments of any of the Adviser's affiliates.

                  Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                              INDEPENDENT AUDITORS

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the Armada Funds 2002 Annual Reports and incorporated by reference into this SAI have been audited by Ernst & Young LLP, except as described below.


                  The financial highlights for the six-month period ended November 30, 2002 are unaudited. The financial highlights for the Small/Mid Cap Value Fund for the period July 1, 2002 (commencement of operations) through November 30, 2002 are unaudited.

                  The financial highlights for the fiscal periods presented through May 31, 1999 included in the Prospectuses for the Armada Mid Cap Growth Fund, Armada Large Cap Ultra Fund, Armada Bond Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund and Armada Treasury Plus Money Market Fund were audited by Parkstone's former independent auditors.

                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Trust and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for the Trust with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for the Trust with respect to certain matters under Michigan law.

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS AND TAX-FREE FUNDS

                  A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                 Yield = 2 [([(a-b)/cd] + 1)6) - 1]

      Where: a = dividends and interest earned during the period.

             b = expenses accrued for the period (net of reimbursements).

             c = the average daily number of shares
                 outstanding during the period that were
                 entitled to receive dividends.

             d = maximum offering price per share on the last day of the period.

                  The Fixed Income Funds and Tax Free Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares," "Sales Charges - Front-End Sales Charges - Class H Shares," "Sales Charges - Contingent Deferred Sales Charges - Class B Shares and Class H Shares" and "Sales Charges - Contingent Deferred Sales Charges - Class C Shares" in the Prospectuses.

                  The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

                  For the 30-day period ended November 30, 2002, the yields and, as applicable, the tax-equivalent yields of the Class I Shares of each of the Fixed Income Funds (except the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----        --------------
Bond........................................5.23%               *
GNMA........................................5.09%               *
Intermediate Bond...........................4.35%               *
Limited Maturity Bond.......................3.08%               *
Total Return Advantage......................7.11%               *
U.S. Government Income......................4.69%               *
Michigan Municipal Bond.....................3.14%             5.48%
National Tax Exempt Bond....................2.67%             4.35%
Ohio Tax Exempt Bond........................2.80%             5.19%
Pennsylvania Municipal Bond.................3.01%             5.14%
-----------------------
*    Not applicable

                  For the 30-day period ended November 30, 2002, the yields and, as applicable, the tax-equivalent yields of the Class A Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----        --------------
Bond.........................................4.98%               *
GNMA.........................................4.84%               *
Intermediate Bond............................4.10%               *
Limited Maturity Bond........................2.81%               *
Total Return Advantage.......................6.86%               *
U.S. Government Income.......................4.44%               *
Michigan Municipal Bond......................2.74%             6.41%
National Tax Exempt Bond.....................2.30%             5.94%
Ohio Tax Exempt Bond.........................2.48%             6.49%
Pennsylvania Municipal Bond..................2.67%             6.16%

-----------------------
*    Not applicable

                  For the 30-day period ended November 30, 2002, the yields and, as applicable, the tax-equivalent yields of the Class B Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----        --------------
Bond........................................4.28%               *
GNMA........................................4.13%               *
Intermediate Bond...........................3.42%               *
Limited Maturity Bond.......................2.12%               *
Total Return Advantage......................6.14%               *
U.S. Government Income......................3.73%               *
Michigan Municipal Bond.....................2.17%             5.67%
National Tax Exempt Bond....................1.71%             4.79%
Ohio Tax Exempt Bond........................1.86%             5.21%
Pennsylvania Municipal Bond.................  **               **

-----------------------
*  Not applicable
** The Pennsylvania Municipal Bond Fund did not offer Class B Shares during the period ended November 30, 2002.

                  For the 30-day period ended November 30, 2002, the yields and, as applicable, the tax-equivalent yields of the Class C Shares of each of the Fixed Income Funds (other than the High Yield Bond, Short Duration Bond and Strategic Income Bond Funds) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----        --------------
Bond.........................................4.27%               *
GNMA.........................................4.13%               *
Intermediate Bond............................3.39%               *
Limited Maturity Bond........................2.10%               *
Total Return Advantage.......................6.14%               *
U.S. Government Income.......................3.73%               *
Michigan Municipal Bond......................2.17%             5.67%
National Tax-Exempt Bond.....................1.71%             4.79%
Ohio Tax Exempt Bond.........................1.85%             5.16%
Pennsylvania Municipal Bond..................2.10%             4.93%

-----------------------
*  Not applicable

                  For the 30-day period ended November 30, 2002, the yields and, as applicable, the tax-equivalent yields of the Class H Shares of each of the Fixed Income Funds (other than the Strategic Income Bond Fund) and the Tax Free Funds were:

                                                         TAX-EQUIVALENT
FUND                                        YIELD             YIELD
----                                        -----        --------------
Bond........................................4.27%               *
GNMA........................................4.13%               *
Intermediate Bond...........................3.39%               *
Limited Maturity Bond.......................2.12%               *
Total Return Advantage......................  **               **
U.S. Government Income......................3.72%               *
Michigan Municipal Bond.....................  **               **
National Tax-Exempt Bond....................  **               **
Ohio Tax Exempt Bond........................1.83%             3.40%
Pennsylvania Municipal Bond.................  **               **

-----------------------
*  Not applicable
** The Funds  indicated  did not offer  Class H Shares  during the period  ended
   November 30, 2002.

                  Class R Shares of the Funds were not available as of November 30, 2002.

                  The tax equivalent yields provided in the tables above assumed a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Tax Exempt Bond Fund; a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Bond Fund; and a 4.2% Michigan tax rate for the Michigan Municipal Bond Fund.

YIELDS FOR THE MONEY MARKET FUNDS

                  Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

                  The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Fund may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt.

                  For the seven-day period ended November 30, 2002, the yields and effective yields for Class A Shares of the Money Market Funds, and the tax-equivalent yield for Class A Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                 TAX-EQUIVALENT
FUND                                     YIELD  EFFECTIVE YIELD       YIELD
----                                     -----  ---------------  --------------
Government Money Market..................0.77%       0.77%              *
Money Market.............................0.90%       0.90%              *
Ohio Municipal Money Market..............0.82%       0.82%            1.52%
Pennsylvania Tax Exempt Money Market.....0.80%       0.81%            1.38%
Tax Exempt Money Market..................0.79%       0.79%            1.29%
Treasury Money Market....................0.87%       0.87%              *
Treasury Plus Money Market...............0.68%       0.68%              *

----------------------
*    Not applicable

                  For the seven-day period ended November 30, 2002, the yield and effective yield for Class I Shares of the Money Market Funds, and the tax-equivalent yields for Class I Shares of the Tax Exempt Money Market, Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds were:

                                                                 TAX-EQUIVALENT
FUND                                     YIELD  EFFECTIVE YIELD       YIELD
----                                     -----  ---------------  --------------
Government Money Market..................1.02%      1.02%              *
Money Market.............................1.15%      1.16%              *
Ohio Municipal Money Market..............1.07%      1.07%            1.99%
Pennsylvania Tax Exempt Money Market.....1.05%      1.06%            1.81%
Tax Exempt Money Market..................1.04%      1.04%            1.69%
Treasury Money Market....................1.12%      1.13%              *
Treasury Plus Money Market...............0.93%      0.94%              *

-----------------------
*    Not applicable

                  For the seven-day period ended November 30, 2002, the yield and effective yield for Class B Shares of the Money Market Fund were 0. 89% and
0.89 %, respectively.

                  For the seven-day period ended November 30, 2002, the yield and effective yield for Class C Shares of the Money Market Fund were 0. 89% and
0.90 %, respectively.

                  For the seven-day period ended November 30, 2002, the yield and effective yield for Class H Shares of the Money Market Fund were 0. 89% and
0. 90%, respectively.

                  The tax equivalent yields provided in the tables above assume a 39.1% federal tax rate for each Fund; and a 6.980% Ohio tax rate for the Ohio Municipal Money Market Fund; and a 2.8% Pennsylvania tax rate for the Pennsylvania Tax Exempt Money Market Fund.

TOTAL RETURN

                  Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                       T = [(ERV / P)1/n - 1]

         Where:  T   = average annual total return
                 ERV = ending  redeemable value at the end of the
                       period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                 P   = hypothetical initial payment of $1,000

                 n   = period covered by the computation, expressed in terms of years

                  Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

                  The following table shows the average annual total returns (before taxes) since inception for the Funds (other than the Money Market Funds) as of November 30, 2002, both with and without deduction of any applicable sales charges.

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 11/30/02
                                            11/30/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------    ----------------------       --------------
Armada Core Equity Fund
    Class A                                            2.31%                        3.40%                  08/01/97
    Class B                                            2.14%                        2.47%                  01/06/98
    Class C                                           -10.15%                      -10.15%                 01/20/00
    Class H 1                                         -16.41%                      -14.68%                 05/01/02
    Class R                                              *                            *                        *
    Class I                                             N/A                         3.64%                  08/01/97
Armada Equity Growth Fund
     Class A                                           7.18%                        7.70%                  04/15/91
     Class B                                           -2.00%                      -1.64%                  01/06/98
     Class C                                          -16.06%                      -16.06%                 01/27/00
     Class H 1                                        -19.48%                      -17.83%                 02/05/02
     Class R                                             *                            *                        *
     Class I                                            N/A                         9.00%                  12/20/89
 Armada Equity Index Fund
     Class A                                           -2.85%                      -1.96%                  10/15/98
     Class B                                          -14.11%                      -12.90%                 01/04/00
     Class C                                          -14.44%                      -14.44%                 01/17/00
     Class H 1                                        -17.27%                      -15.55%                 02/25/02
     Class R                                             *                            *                        *
     Class I                                            N/A                        -3.63%                  07/10/98
Armada International Equity Fund
     Class A
     Class B                                           -4.02%                      -3.00%                  08/01/97
     Class C                                           -2.80%                      -2.42%                  01/06/98
     Class H 1                                        -19.47%                      -19.47%                 01/05/00
     Class R                                          -19.59%                      -17.99%                 04/08/02
     Class I                                             *                            *                        *
                                                        N/A                        -2.73%                  08/01/97
Armada Large Cap Ultra Fund 2
     Class A                                           2.91%                        3.76%                  02/01/96
     Class B                                           3.04%                        3.04%                  02/01/96
     Class C                                          -28.92%                      -28.92%                 06/15/00
     Class H 1                                        -22.87%                      -21.25%                 04/09/02
     Class I                                            N/A                         4.51%                  12/28/95

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 11/30/02
                                            11/30/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------    ----------------------       --------------
Armada Large Cap Value Fund
    Class A                                            7.75%                        8.49%                  08/22/94
    Class B                                            -0.09%                       0.25%                  01/06/98
    Class C                                            -0.95%                      -0.95%                  01/27/00
    Class H 1                                         -10.78%                      -8.98%                  02/05/02
    Class R                                              *                            *                        *
    Class I                                             N/A                         8.95%                  07/01/94
Armada Mid Cap Growth Fund 2
    Class A                                            7.84%                        8.27%                  10/31/88
    Class B                                            3.36%                        3.36%                  02/04/94
    Class C                                           -27.53%                      -27.53%                 06/15/00
    Class H 1                                          4.91%                        6.97%                  08/13/02
    Class I                                             N/A                         8.40%                  10/31/88
Armada Small Cap Growth Fund
    Class A                                            -5.36%                      -4.35%                  08/01/97
    Class B                                            -6.95%                      -6.61%                  01/06/98
    Class C                                           -23.40%                      -23.40%                 01/20/00
    Class H 1                                          -29.44%                      -27.97%                 04/01/02
    Class R                                             *                            *                        *
    Class I                                             N/A                        -4.10%                  08/01/97
Armada Small Cap Value Fund
    Class A
    Class B                                            12.72%                      13.49%                  08/15/94
    Class C                                            6.65%                        6.96%                  01/06/98
    Class H 1                                          14.03%                      14.03%                  01/27/00
    Class I                                            -8.70%                      -6.84%                  02/05/02
                                                        N/A                        14.11%                  07/26/94
Armada Small/Mid Cap Value Fund
    Class A 1                                                                                              07/01/02
    Class B                                           -11.25%                      -6.10%                      *
    Class C                                              *                            *                        *
    Class H                                              *                            *                        *
    Class R                                              *                            *                        *
    Class I 1                                            *                            *                    07/01/02
                                                        N/A                        -5.50%
Armada Tax Managed Equity Fund 3
    Class A                                            -2.04%                      -0.81%                  05/11/98
    Class B                                            -2.22%                      -1.79%                  05/04/98
    Class C                                           -13.06%                      -13.06%                 01/10/00
    Class H 1                                         -19.34%                      -17.73%                 04/12/02
    Class I                                             N/A                        -0.51%                  04/09/98

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 11/30/02
                                            11/30/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------    ----------------------       --------------
Armada Aggressive Allocation Fund
    Class A                                           -14.19%                      -11.74%                 03/06/01
    Class B                                           -16.19%                     -13.43%-                 05/08/01
    Class C                                           -14.62%                      -14.03%                 06/28/01
    Class H                                           -14.28%                      -12.54%                 02/20/02
    Class I                                             N/A                        -11.50%                 03/06/01
Armada Balanced Allocation Fund
    Class A                                            -0.22%                       0.92%                  07/31/98
    Class B                                            -0.33%                       0.08%                  11/11/98
    Class C                                            -7.75%                      -7.75%                  04/20/00
    Class H 1                                         -11.11%                      -9.32%                  02/05/02
    Class I                                             N/A                         0.46%                  07/10/98
Armada Conservative Allocation Fund
    Class A                                            -5.34%                      -2.64%                  03/06/01
    Class B                                            -7.68%                      -4.27%                  07/13/01
    Class C                                            -4.74%                      -4.74%                  05/23/01
    Class H 1                                          -5.68%                      -3.73%                  02/06/02
    Class I                                             N/A                        -2.41%                  03/06/01
Armada Bond Fund
    Class A                                            6.81%                        7.18%                  10/31/88
    Class B                                            5.06%                        5.06%                  02/04/94
    Class C                                            7.54%                        7.54%                  06/12/00
    Class H 1                                          2.92%                        4.97%                  04/30/02
    Class I                                             N/A                         7.38%                  10/31/88
Armada GNMA Fund                                       6.16%                        6.99%                  09/11/96
    Class A                                            6.41%                        7.19%                  08/11/99
    Class B                                            7.73%                        7.73%                  01/27/00
    Class C                                            2.19%                        4.19%                  04/19/02
    Class H 1                                           N/A                         7.34%                  08/10/94
    Class I
Armada Intermediate Bond Fund                          6.08%                        6.53%                  04/15/91
    Class A                                            4.53%                        4.87%                  01/06/98
    Class B                                            7.91%                        7.91%                  05/30/00
    Class C                                            3.56%                        5.56%                  04/18/02
    Class H 1                                           N/A                         7.09%                  12/20/89
    Class I
Armada Limited Maturity Bond Fund
    Class A
    Class B                                            5.39%                        5.75%                  09/09/94
    Class C                                            4.21%                        5.02%                  08/11/99
    Class H 1                                          5.26%                        5.26%                  01/27/00
    Class R                                            0.85%                        2.86%                  02/05/02
    Class I                                              *                            *                        *
                                                        N/A                         5.85%                  07/07/94

                                                                            AVERAGE ANNUAL TOTAL
                                            AVERAGE ANNUAL TOTAL RETURN     RETURN FROM INCEPTION
                                               FROM INCEPTION THROUGH         THROUGH 11/30/02
                                            11/30/02 (WITH DEDUCTION OF    (WITHOUT DEDUCTION FOR
                                               MAXIMUM SALES CHARGE)          ANY SALES CHARGE)         INCEPTION DATE
                                            ---------------------------    ----------------------       --------------
Armada Total Return Advantage Fund
    Class A                                            6.72%                        7.36%                  09/06/94
    Class B                                            7.14%                        7.95%                  09/29/99
    Class C                                            8.62%                        8.62%                  10/03/00
    Class H                                              *                            *                        *
    Class R                                              *                            *                        *
    Class I                                             N/A                         7.69%                  07/07/94
Armada U.S. Government Income Fund 2
    Class A
    Class B                                            5.87%                        6.39%                  11/12/92
    Class C                                            5.57%                        5.57%                  02/04/94
    Class H 1                                          8.06%                        8.06%                  06/21/00
    Class R                                            2.97%                        4.97%                  02/05/02
    Class I                                            *                            *                        *
                                                        N/A                         6.61%                  11/12/92
Armada Michigan Municipal Bond Fund 2
    Class A
    Class B
    Class C                                            5.30%                        5.71%                  07/02/90
    Class H                                            3.85%                        3.85%                  02/04/94
    Class I                                            3.38%                        4.13%                  08/06/01
                                                         *                            *                        *
                                                        N/A                         5.89%                  07/02/90
Armada National Tax Exempt Bond
Fund4
    Class A
    Class B                                            3.79%                        4.93%                  06/22/98
    Class C                                            2.94%                        3.65%                  01/28/99
    Class H                                            5.69%                        5.69%                  02/24/00
    Class I                                              *                            *                        *
                                                        N/A                         5.09%                  04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                            5.37%                        5.65%                  04/15/91
    Class B 1                                          -0.22%                       4.78%                  12/04/01
    Class C                                            5.98%                        5.98%                  06/23/00
    Class H 1                                          3.10%                        5.15%                  04/01/02
    Class I                                             N/A                         5.68%                  01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                            4.81%                        5.32%                  09/11/96
    Class C                                              *                            *                        *
    Class H                                            4.39%                        4.39%                  02/24/00
    Class I                                              *                            *                        *
                                                        N/A                         5.27%                  08/10/94

N/A Not applicable.

*   Share class not offered as of November 30, 2002.

1 Share class had been in operation for less than one year as of November 30, 2002. Performance quoted is cumulative since inception.

2 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

3 Includes the history of a predecessor common trust fund which commenced operations June 30, 1984.

4 Includes the history of a predecessor common trust fund which commenced operations on July 31, 1984.

                  The following table shows the one year, five year and ten year returns (before taxes) for the Funds (other than the Money Market Funds) for the respective periods ended November 30, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                     -17.85%             2.40%               *                08/01/97
    Class B                                     -18.06%               *                 *                01/06/98
    Class C                                     -14.68%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -13.03%             3.82%               *                08/01/97
Armada Equity Growth Fund
    Class A                                     -27.93%            -2.03%             6.37%              04/15/91
    Class B                                     -28.00%               *                 *                01/06/98
    Class C                                     -24.98%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -23.46%            -0.64%             7.25%              12/20/89
 Armada Equity Index
    Class A                                     -20.18%               *                 *                10/15/98
    Class B                                     -21.89%               *                 *                01/04/00
    Class C                                     -18.57%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -16.85%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                     -19.84%            -2.72%               *                08/01/97
    Class B                                     -19.93%               *                 *                01/06/98
    Class C                                     -16.56%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -14.90%            -1.32%               *                08/01/97
Armada Large Cap Ultra Fund 1
    Class A                                     -32.67%            -4.23%               *                02/01/96
    Class B                                     -32.77%            -4.04%               *                02/01/96
    Class C                                     -29.87%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -28.52%            -2.84%               *                12/28/95

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Large Cap Value Fund
    Class A                                     -14.90%             0.01%               *                08/22/94
    Class B                                     -14.89%               *                 *                01/06/98
    Class C                                     -11.38%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.69%             1.41%               *                07/01/94
Armada Mid Cap Growth Fund 1
    Class A                                     -28.87%            -3.53%             4.41%              10/31/88
    Class B                                     -29.13%            -3.25%               *                02/04/94
    Class C                                     -26.14%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -24.61%            -2.21%             5.18%              10/31/88
Armada Small Cap Growth Fund
    Class A                                     -35.37%            -6.57%               *                08/01/97
    Class B                                     -35.44%               *                 *                01/06/98
    Class C                                     -32.66%               *                 *                01/20/00
    Class H                                        *                  *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -31.39%            -5.24%               *                08/01/97
Armada Small Cap Value Fund
    Class A                                      -6.13%             6.26%               *                08/15/94
    Class B                                      -5.74%               *                 *                01/06/98
    Class C                                      -2.22%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -0.45%             7.86%               *                07/26/94
Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02
Armada Tax Managed Equity Fund 2
    Class A                                     -24.46%               *                 *                05/11/98
    Class B                                     -24.52%               *                 *                05/04/98
    Class C                                     -21.39%               *                 *                01/10/00
    Class H                                        *                  *                 *                04/12/02
    Class I                                     -19.89%               *                 *                04/09/98
Armada Aggressive Allocation Fund
    Class A                                     -18.06%               *                 *                03/06/01
    Class B                                     -18.78%               *                 *                05/08/01
    Class C                                     -15.37%               *                 *                06/28/01
    Class H                                        *                  *                 *                02/20/02
    Class I                                     -13.84%               *                 *                03/06/01
Armada Balanced Allocation Fund
    Class A                                     -14.49%               *                 *                07/31/98
    Class B                                     -15.34%               *                 *                11/11/98
    Class C                                     -11.89%               *                 *                04/20/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                     -10.20%               *                 *                07/10/98

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Conservative Allocation Fund
    Class A                                      -9.03%               *                 *                03/06/01
    Class B                                      -9.69%               *                 *                07/13/01
    Class C                                      -5.96%               *                 *                05/23/01
    Class H                                        *                  *                 *                02/06/02
    Class I                                      -4.25%               *                 *                03/06/01
Armada Bond Fund
    Class A                                      1.86%              4.61%             5.77%              10/31/88
    Class B                                      1.15%              4.53%               *                02/04/94
    Class C                                      5.05%                *                 *                06/12/00
    Class H                                        *                  *                 *                04/30/02
    Class I                                      7.17%              5.91%             6.56%              10/31/88
Armada GNMA Fund
    Class A                                      1.06%              5.20%               *                09/11/96
    Class B                                      0.39%                *                 *                08/11/99
    Class C                                      4.39%                *                 *                01/27/00
    Class H                                        *                  *                 *                04/19/02
    Class I                                      6.29%              6.45%               *                08/10/94
Armada Intermediate Bond Fund
    Class A                                      1.77%              4.74%             5.39%              04/15/91
    Class B                                      0.98%                *                 *                01/06/98
    Class C                                      5.08%                *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                      7.10%              6.09%             6.20%              12/20/89
Armada Limited Maturity Bond Fund
    Class A                                      1.25%              4.97%               *                09/09/94
    Class B                                      -1.55%               *                 *                08/11/99
    Class C                                      2.45%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      4.44%              5.66%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      2.04%              5.58%               *                09/06/94
    Class B                                      1.42%                *                 *                09/29/99
    Class C                                      5.43%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      7.55%              6.88%               *                07/07/94
Armada U.S. Government Income Fund 1
    Class A
    Class B                                      1.33%              5.56%             5.96%              11/12/92
    Class C                                      0.64%              5.51%               *                02/04/94
    Class H                                      4.64%                *                 *                06/21/00
    Class R                                        *                  *                 *                02/05/02
    Class I                                       N/A                N/A               N/A                  N/A
                                                 6.65%              6.87%             6.71%              11/12/92

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------

Armada Michigan Municipal Bond Fund 1
    Class A
    Class B                                      0.20%              3.68%             4.68%              07/02/90
    Class C                                      0.54%              3.57%               *                02/04/94
    Class H                                      -1.42%               *                 *                08/06/01
    Class I                                        *                  *                 *                    *
                                                 5.47%              4.93%             5.41%              07/02/90
Armada National Tax Exempt Bond
  Fund 3
    Class A                                      0.32%                *                 *                06/22/98
    Class B                                      -0.27%               *                 *                01/28/99
    Class C                                      3.63%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.73%                *                 *                04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                      2.48%              4.32%             5.10%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.96%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.87%              5.10%             5.49%              01/05/90

Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                      2.13%              4.32%               *                09/11/96
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                      3.41%                *                 *                02/24/00
    Class I                                        *                  *                 *                    *
                                                 5.41%              5.05%               *                08/10/94

N/A Share class not offered as of November 30, 2002.

*   Not in operation during the entire period.

1 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.

3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

         "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  The following table shows the one year, five year and ten year returns (after taxes on distributions) for the Funds (other than the Money Market Funds) for the respective periods ended November 30, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                     -18-35%             1.28%               *                08/01/97
    Class B                                     -18.46%               *                 *                01/06/98
    Class C                                     -15.09%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -13.63%             2.52%               *                08/01/97
Armada Equity Growth Fund
    Class A                                     -28.07%            -3.26%             4.78%              04/15/91
    Class B                                     -28.14%               *                 *                01/06/98
    Class C                                     -25.13%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -23.65%            -1.90%             5.58%              12/20/89
 Armada Equity Index
    Class A                                     -20.50%               *                 *                10/15/98
    Class B                                     -21.96%               *                 *                01/04/00
    Class C                                     -18.67%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -17.26%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                     -19.76%            -3.13%               *                08/01/97
    Class B                                     -19.93%               *                 *                01/06/98
    Class C                                     -16.56%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -14.92%            -1.73%               *                08/01/97

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Large Cap Ultra Fund 1
    Class A                                     -32.67%            -6.29%               *                02/01/96
    Class B                                     -32.77%            -6.20%               *                02/01/96
    Class C                                     -29.87%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -28.52%            -4.91%               *                12/28/95
Armada Large Cap Value Fund
    Class A                                     -16.03%            -1.41%               *                08/22/94
    Class B                                     -15.82%               *                 *                01/06/98
    Class C                                     -12.36%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -10.98%            -0.12%               *                07/01/94
Armada Mid Cap Growth Fund 1
    Class A                                     -28.87%            -7.72%             0.78%              10/31/88
    Class B                                     -29.13%            -7.86%               *                02/04/94
    Class C                                     -26.14%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -24.61%            -6.39%             1.56%              10/31/88
Armada Small Cap Growth Fund
    Class A                                     -35.37%            -7.02%               *                08/01/97
    Class B                                     -35.44%               *                 *                01/06/98
    Class C                                     -32.66%               *                 *                01/20/00
    Class H                                        *                  *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -31.39%            -5.70%               *                08/01/97
Armada Small Cap Value Fund
    Class A                                      -8.90%             3.59%               *                08/15/94
    Class B                                      -8.68%               *                 *                01/06/98
    Class C                                      -5.12%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -3.37%             5.13%               *                07/26/94
Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02
Armada Tax Managed Equity Fund 2
    Class A                                     -24.53%               *                 *                05/11/98
    Class B                                     -24.52%               *                 *                05/04/98
    Class C                                     -21.39%               *                 *                01/10/00
    Class H                                        *                  *                 *                04/12/02
    Class I                                     -20.04%               *                 *                04/09/98

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Aggressive Allocation Fund
    Class A                                     -18.39%               *                 *                03/06/01
    Class B                                     -19.10%               *                 *                05/08/01
    Class C                                     -15.70%               *                 *                06/28/01
    Class H                                        *                  *                 *                02/20/02
    Class I                                     -14.21%               *                 *                03/06/01
Armada Balanced Allocation Fund
    Class A                                     -15.11%               *                 *                07/31/98
    Class B                                     -15.74%               *                 *                11/11/98
    Class C                                     -12.32%               *                 *                04/20/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                     -10.94%               *                 *                07/10/98
Armada Conservative Allocation Fund
    Class A                                      -9.71%               *                 *                03/06/01
    Class B                                     -10.24%               *                 *                07/13/01
    Class C                                      -6.51%               *                 *                05/23/01
    Class H                                        *                  *                 *                02/06/02
    Class I                                      -5.06%               *                 *                03/06/01
Armada Bond Fund
    Class A                                      0.00%              2.31%             3.04%              10/31/88
    Class B                                      -0.50%             2.50%               *                02/04/94
    Class C                                      3.40%                *                 *                06/12/00
    Class H                                        *                  *                 *                04/30/02
    Class I                                      5.12%              3.48%             3.73%              10/31/88
Armada GNMA Fund
    Class A                                      -0.91%             2.80%               *                09/11/96
    Class B                                      -1.38%               *                 *                08/11/99
    Class C                                      2.62%                *                 *                01/27/00
    Class H                                        *                  *                 *                04/19/02
    Class I                                      4.13%              3.92%               *                08/10/94
Armada Intermediate Bond Fund
    Class A                                      0.04%              2.52%             3.05%              04/15/91
    Class B                                      -0.54%               *                 *                01/06/98
    Class C                                      3.56%                *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                      5.18%              3.74%             3.73%              12/20/89
Armada Limited Maturity Bond Fund
    Class A                                      -0.22%             2.78%               *                09/09/94
    Class B                                      -2.78%               *                 *                08/11/99
    Class C                                      1.22%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      2.82%              3.40%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      0.09%              3.25%               *                09/06/94
    Class B                                      -0.33%               *                 *                09/29/99
    Class C                                      3.68%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      5.40%              4.42%               *                07/07/94

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada U.S. Government Income Fund 1
    Class A
    Class B                                      -0.58%             3.23%             3.21%              11/12/92
    Class C                                      -1.07%             3.44%               *                02/04/94
    Class H                                      2.93%                *                 *                06/21/00
    Class R                                        *                  *                 *                02/05/02
    Class I                                       N/A                N/A               N/A                  N/A
                                                 4.54%              4.41%             3.85%              11/12/92
Armada Michigan Municipal Bond Fund 1
    Class A
    Class B                                      0.18%              3.63%             4.59%              07/02/90
    Class C                                      -0.57%             3.52%               *                02/04/94
    Class H                                      3.53%                *                 *                08/06/01
    Class I                                        *                  *                 *                    *
                                                 5.44%              4.88%             5.32%              07/02/90

Armada National Tax Exempt Bond
  Fund 3
    Class A                                      0.32%                *                 *                06/22/98
    Class B                                      -0.28%               *                 *                01/28/99
    Class C                                      3.62%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.72%                *                 *                04/09/98
Armada Ohio Tax Exempt Bond Fund
    Class A                                      2.48%              4.31%             5.09%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.96%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.87%              5.08%             5.48%              01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                      2.13%              4.29%               *                09/11/96
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                      3.41%                *                 *                02/24/00
    Class I                                        *                  *                 *                    *
                                                 5.41%              5.03%               *                08/10/94

N/A Share class not offered as of November 30, 2002.

*   Not in operation during the entire period.

1 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.

3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

         "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

                  The following table shows the one year, five year and ten year returns (after taxes on distributions and redemptions) for the Funds (other than the Money Market Funds) for the respective periods ended November 30, 2002, taking into account the effect of maximum applicable sales loads.

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Core Equity Fund
    Class A                                     -10.51%             1.98%               *                08/01/97
    Class B                                     -10.60%               *                 *                01/06/98
    Class C                                     -11.11%               *                 *                01/20/00
    Class H                                        *                  *                 *                05/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -7.52%             3.12%               *                08/01/97
Armada Equity Growth Fund
    Class A                                     -16.96%            -1.88%             4.70%              04/15/91
    Class B                                     -16.98%               *                 *                01/06/98
    Class C                                     -15.14%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -14.21%            -0.80%             5.41%              12/20/89
 Armada Equity Index
    Class A                                     -12.38%               *                 *                10/15/98
    Class B                                     -13.43%               *                 *                01/04/00
    Class C                                     -11.40%               *                 *                01/17/00
    Class H                                        *                  *                 *                02/25/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -10.34%               *                 *                07/10/98
Armada International Equity Fund
    Class A                                     -12.05%            -2.10%               *                08/01/97
    Class B                                     -12.24%               *                 *                01/06/98
    Class C                                     -10.17%               *                 *                01/05/00
    Class H                                        *                  *                 *                04/08/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -9.00%            -0.96%               *                08/01/97
Armada Large Cap Ultra Fund 1
    Class A                                     -20.06%            -2.51%               *                02/01/96
    Class B                                     -20.12%            -2.29%               *                02/01/96
    Class C                                     -18.34%               *                 *                06/15/00
    Class H                                        *                  *                 *                04/09/02
    Class I                                     -17.51%            -1.44%               *                12/28/95
Armada Large Cap Value Fund
    Class A                                      -8.44%            -0.38%               *                08/22/94
    Class B                                      -8.39%               *                 *                01/06/98
    Class C                                      -6.23%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      -5.20%             0.69%               *                07/01/94
Armada Mid Cap Growth Fund 1
    Class A                                     -17.73%            -2.10%             3.53%              10/31/88
    Class B                                     -17.88%            -1.73%               *                02/04/94
    Class C                                     -16.05%               *                 *                06/15/00
    Class H                                        *                  *                 *                    *
    Class I                                     -15.11%            -1.09%             4.16%              10/31/88

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Small Cap Growth Fund
    Class A                                     -21.72%            -4.90%               *                08/01/97
    Class B                                     -21.76%               *                 *                01/06/98
    Class C                                     -20.05%               *                 *                01/20/00
    Class H                                        *                  *                 *                04/01/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                     -19.27%            -3.90%               *                08/01/97
Armada Small Cap Value Fund
    Class A                                      -2.96%             3.81%               *                08/15/94
    Class B                                      -2.72%               *                 *                01/06/98
    Class C                                      -0.49%               *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      0.54%              5.09%               *                07/26/94
Armada Small/Mid Cap Value Fund
    Class A                                        *                  *                 *                07/01/02
    Class B                                       N/A                N/A               N/A                  N/A
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                       N/A                N/A               N/A                  N/A
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                        *                  *                 *                07/01/02
Armada Tax Managed Equity Fund 2
    Class A                                     -15.02%               *                 *                05/11/98
    Class B                                     -15.05%               *                 *                05/04/98
    Class C                                     -13.13%               *                 *                01/10/00
    Class H                                        *                  *                 *                04/12/02
    Class I                                     -12.21%               *                 *                04/09/98
Armada Aggressive Allocation Fund
    Class A                                     -11.06%               *                 *                03/06/01
    Class B                                     -11.50%               *                 *                05/08/01
    Class C                                      -9.40%               *                 *                06/28/01
    Class H                                        *                  *                 *                02/20/02
    Class I                                      -8.46%               *                 *                03/06/01
Armada Balanced Allocation Fund
    Class A                                      -8.87%               *                 *                07/31/98
    Class B                                      -9.41%               *                 *                11/11/98
    Class C                                      -7.29%               *                 *                04/20/00
    Class H                                        *                  *                 *                02/05/02
    Class I                                      -6.34%               *                 *                07/10/98
Armada Conservative Allocation Fund
    Class A                                      -5.54%               *                 *                03/06/01
    Class B                                      -5.94%               *                 *                07/13/01
    Class C                                      -3.65%               *                 *                05/23/01
    Class H                                        *                  *                 *                02/06/02
    Class I                                      -2.60%               *                 *                03/06/01
Armada Bond Fund
    Class A                                      1.10%              2.50%             3.21%              10/31/88
    Class B                                      0.67%              2.59%               *                02/04/94
    Class C                                      3.07%                *                 *                06/12/00
    Class H                                        *                  *                 *                04/30/02
    Class I                                      4.36%              3.50%             3.81%              10/31/88

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada GNMA Fund
    Class A                                      0.61%              2.93%               *                09/11/96
    Class B                                      0.21%                *                 *                08/11/99
    Class C                                      2.66%                *                 *                01/27/00
    Class H                                        *                  *                 *                04/19/02
    Class I                                      3.82%              3.89%               *                08/10/94
Armada Intermediate Bond Fund
    Class A                                      1.04%              2.65%             3.11%              04/15/91
    Class B                                      0.57%                *                 *                01/06/98
    Class C                                      3.08%                *                 *                05/30/00
    Class H                                        *                  *                 *                04/18/02
    Class I                                      4.31%              3.69%             3.72%              12/20/89
Armada Limited Maturity Bond Fund
    Class A                                      0.75%              2.87%               *                09/09/94
    Class B                                      -0.97%               *                 *                08/11/99
    Class C                                      1.49%                *                 *                01/27/00
    Class H                                        *                  *                 *                02/05/02
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      2.70%              3.40%               *                07/07/94
Armada Total Return Advantage Fund
    Class A                                      1.21%              3.27%               *                09/06/94
    Class B                                      0.84%                *                 *                09/29/99
    Class C                                      3.30%                *                 *                10/03/00
    Class H                                        *                  *                 *                    *
    Class R                                       N/A                N/A               N/A                  N/A
    Class I                                      4.59%              4.27%               *                07/07/94
Armada U.S. Government Income Fund 1
    Class A
    Class B                                      0.78%              3.26%             3.32%              11/12/92
    Class C                                      0.36%              3.36%               *                02/04/94
    Class H                                      2.82%                *                 *                06/21/00
    Class R                                        *                  *                 *                02/05/02
    Class I                                       N/A                N/A               N/A                  N/A
                                                 4.04%              4.26%             3.89%              11/12/92
Armada Michigan Municipal Bond Fund 1
    Class A
    Class B                                      1.71%              3.75%             4.58%              07/02/90
    Class C                                      1.04%              3.55%               *                02/04/94
    Class H                                      3.56%                *                 *                08/06/01
    Class I                                        *                  *                 *                    *
                                                 5.12%              4.84%             5.25%              07/02/90

Armada National Tax Exempt Bond
  Fund 3
    Class A                                      1.61%                *                 *                06/22/98
    Class B                                      1.03%                *                 *                01/28/99
    Class C                                      3.43%                *                 *                02/24/00
    Class H                                        *                  *                 *                    *
    Class I                                      5.10%                *                 *                04/09/98

                                                ONE YEAR         FIVE YEARS         TEN YEARS         INCEPTION DATE
                                                --------         ----------         ---------         --------------
Armada Ohio Tax Exempt Bond Fund
    Class A                                      3.01%              4.31%             5.01%              04/15/91
    Class B                                        *                  *                 *                12/04/01
    Class C                                      3.68%                *                 *                06/23/00
    Class H                                        *                  *                 *                04/01/02
    Class I                                      5.24%              4.98%             5.35%              01/05/90
Armada Pennsylvania Municipal Bond Fund
    Class A
    Class B                                      2.80%              4.31%               *                09/11/96
    Class C                                       N/A                N/A               N/A                  N/A
    Class H                                      3.35%                *                 *                02/24/00
    Class I                                        *                  *                 *                    *
                                                 4.96%              4.95%               *                08/10/94

N/A Share class not offered as of November 30, 2002.

*   Not in operation during the entire period.

1 Total returns shown for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income and Michigan Municipal Bond Funds include the performance of the corresponding Parkstone Continuing Funds for the period prior to their reorganization into Armada.

2 Does not include the history of a predecessor common trust fund which commenced operations June 30, 1984.

3 Does not include the history of a predecessor common trust fund which commenced operations July 31, 1984.

PERFORMANCE REPORTING

                  From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives, to stock or other relevant indices, to other investments or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Balanced Allocation Fund and the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International indices or the FT World Actuaries Index.

                  Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. The Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                  Performance data will be calculated separately for each class of shares of the Funds. From time to time, in advertisements or in reports to shareholders, the Funds may wish to present the performance of a class of shares for periods prior to the inception date of such class. Accordingly, in presenting performance for periods prior to the inception date of the more recent class, the Funds will calculate performance by taking the standardized performance of a Fund's oldest share class and adjusting it to reflect sales charges applicable to the newer class.

                  The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

                  The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

                  The assets belonging to a Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining a Fund's net asset value, assets belonging to a Fund are charged with the liabilities in respect of that Fund.


As of April 13, 2003, the following persons owned of record 5 percent or more of the shares of the Funds of the Trust:

FUND NAME AND CLASS/SHAREHOLDER               SHARES OUTSTANDING      PERCENTAGE

ARMADA EQUITY INDEX FUND A SHARES                   143,196.81            9.29%
FIFTH THIRD BANK RPS
FBO RPS RETIREMENT ACCOUNTS
MD 1090BB
PO BOX 630074
CINCINNATI OH  45263-0074

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING       PERCENTAGE

ARMADA EQUITY INDEX FUND I SHARES               19,557,275.96           58.09%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY INDEX FUND I SHARES                8,360,276.23           24.83%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY INDEX FUND I SHARES                1,977,394.23            5.87%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY INDEX FUND I SHARES                2,129,568.93            6.32%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA OHIO MUNI MONEY MARKET I SHARES         212,766,640.68           86.39%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W 150TH ST
CLEVELAND OH  44135-1389

ARMADA OHIO MUNI MONEY MARKET I SHARES          22,504,523.00            9.14%
NATCITY INVESTMENTS, INC
ATTN LISA SMITH OPERATIONS DEPT
629 EUCLID AVE 13TH FL LOC 3131
CLEVELAND OH  44114-3007

FUND NAME AND CLASS/SHAREHOLDER               SHARES OUTSTANDING      PERCENTAGE

ARMADA BALANCED ALLOCATION I SHARES              11,379,855.14           79.45%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA BALANCED ALLOCATION I SHARES               1,522,039.09           10.63%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA BALANCED ALLOCATION I SHARES                 835,885.05            5.84%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TAX MANAGED EQUITY I SHARES                7,325,226.64           48.94%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TAX MANAGED EQUITY I SHARES                6,843,443.09           45.72%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA MONEY MARKET FUND B SHARES                   118,252.31            6.91%
MCMULLEN TRAVEL & TOURS P/S PLAN
DENNIS BURNHAM
600 IVAN DRIVE, APT #9
GROVE CITY PA  16127-1047

FUND NAME AND CLASS/SHAREHOLDER                SHARES OUTSTANDING     PERCENTAGE

ARMADA MONEY MARKET FUND B SHARES                    115,273.17          6.74%
SHORE WEST CONSTRUCTION 401(K) PLAN
JUDITH E SANTORA
3930 WOODPARK DR
N OLMSTED OH  44070-1774

ARMADA MONEY MARKET FUND B SHARES                    196,364.93         11.47%
PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

ARMADA NAT'L TAX EXEMPT BOND I SHARES             10,855,920.06         65.59%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA NAT'L TAX EXEMPT BOND I SHARES              4,945,514.19         29.88%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY PL MONEY MKT A SHARES                 15,913.16          6.57%
NATIONAL CITY BANK PENNSYLVANIA
FBO AMA SWEP CUSTOMERS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TREASURY PL MONEY MKT A SHARES                 70,082.91         28.93%
SARASOTA SAILING SQUADRON INC
P O BOX 1927
SARASOTA FL  34230-1927

ARMADA TREASURY PL MONEY MKT A SHARES                136,199.49         56.22%
SARASOTA SAILING SQUADRON INC
P O BOX 1927
SARASOTA FL  34230-1927

FUND NAME AND CLASS/SHAREHOLDER                SHARES OUTSTANDING    PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 9,861.93         12.12%
FIRST CLEARING CORPORATION
A/C 8304-7634
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 5,064.85          6.22%
FIRST CLEARING CORPORATION
A/C 2099-9089
JAMES E CHENAULT &
JUDITH E CHENAULT
8609 COOL BROOK CT
LOUISVILLE KY  40291-1501

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 5,677.28          6.98%
FIRST CLEARING CORPORATION
A/C 5482-0768
THEODORE R MCDONALD &
ROSE ANN MCDONALD
7712 ST BERNARD CT
LOUISVILLE KY  40291-2462

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 6,491.21          7.98%
LPL FINANCIAL SERVICES
A/C 1476-8134
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA  92121-1968

ARMADA NAT'L TAX EXEMPT BOND B SHARES                13,420.26         16.49%
RAYMOND JAMES & ASSOC INC
FBO HAWKINS, C TRUST
BIN# 43406825
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

FUND NAME AND CLASS/SHAREHOLDER                 SHARES OUTSTANDING    PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 9,861.93           12.12%
FIRST CLEARING CORPORATION
A/C 8665-0100
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330

ARMADA NAT'L TAX EXEMPT BOND B SHARES                 5,760.49            7.08%
PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

ARMADA INTERMEDIATE BOND FUND B SHARES               16,295.03            5.71%
FIRST CLEARING CORPORATION
A/C 1202-4114
EUGENE ARRIGONI IRA
FCC AS CUSTODIAN
4101 GRADY SMITH RD
LOGANVILLE GA  30052-3650

ARMADA TAX MANAGED EQUITY A SHARES                   81,347.15            6.13%
NFSC FEBO  # Z41-257923
ALLISON P VANHARTESVELDT
3141 N QUINCY ST
ARLINGTON VA  22207-4144

ARMADA TAX MANAGED EQUITY A SHARES                   71,149.31            5.36%
FIRST CLEARING CORPORATION
A/C 8350-3392
ANTHONY S TAYLOR
6919 NORMANCREST CT
CENTERVILLE OH  45459-3130

ARMADA NAT'L TAX EXEMPT BOND A SHARES                31,347.97            7.76%
CAREN M PETERSON
1813 KINGS HWY
ROCKFORD IL  61107-1354

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING       PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND A  SHARES            24,674.55               6.11%
FIRST CLEARING CORP
A/C 7456-9135
ARMOUR SCHRECK
34968 N HELEN CT
INGLESIDE IL  60041-9410

ARMADA NAT'L TAX EXEMPT BOND A SHARES             22,022.30               5.45%
FIRST CLEARING CORPORATION
A/C 8417-2788
PATRICIA A TIEDE
302 E 900 S
MONON IN  47959

ARMADA OHIO MUNI MONEY MARKET A SHARES         7,298,524.23              12.54%
NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA OHIO MUNI MONEY MARKET A SHARES        47,695,784.20              81.92%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND I SHARES          2,329,860,695.71              65.22%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA MONEY MARKET FUND I SHARES            547,631,389.64              15.33%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING          PERCENTAGE

ARMADA TAX EXEMPT MONEY MARKET I SHARES      484,154,417.32              84.17%
NATIONAL CITY BANK
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W. 150TH STREET
CLEVELAND OH  44135-1389

ARMADA TAX EXEMPT MONEY MARKET I SHARES       60,525,954.17              10.52%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
4100 W 150TH STREET
CLEVELAND OH  44135-1389

ARMADA GOV'T MONEY MARKET I SHARES         1,658,231,463.88              92.64%
NATIONAL CITY BANK
4100 W 150TH ST
OPERATIONS CENTER
3RD FLOOR NORTH ANNEX
CLEVELAND OH  44135-1389

ARMADA TREASURY MONEY MARKET I SHARES        572,770,659.14              98.03%
NATIONAL CITY BANK
4100 W 150TH ST
3RD FLOOR NORTH ANNEX
CLEVELAND OH  44135-1389

ARMADA SMALL CAP GROWTH FUND I SHARES          3,046,737.05              14.82%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP GROWTH FUND I SHARES          1,070,393.25               5.21%
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
PO BOX 94871
CLEVELAND OH  44101-4871

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING          PERCENTAGE

ARMADA SMALL CAP GROWTH FUND I SHARES          2,573,417.60              12.51%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP GROWTH FUND I SHARES          6,902,705.96              33.57%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP GROWTH FUND I SHARES          6,568,379.31              31.94%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY GROWTH FUND I SHARES            11,191,871.27              34.90%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA EQUITY GROWTH FUND I SHARES             4,532,055.18              14.13%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA EQUITY GROWTH FUND I SHARES             5,750,442.21              17.93%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING          PERCENTAGE

ARMADA EQUITY GROWTH FUND I SHARES             9,511,439.79              29.66%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERMEDIATE BOND FUND I SHARES         4,987,146.34              13.58%
SHELDON & CO. (REINV)
ATTN TRUST MUTUAL FUNDS
ACCOUNT #10023342
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES        15,310,405.62              41.68%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES        10,465,157.13              28.49%
SHELDON & CO
C/O NATIONAL CITY BANK
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERMEDIATE BOND FUND I SHARES         3,843,090.55              10.46%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

ARMADA OHIO TAX EXEMPT BOND I SHARES          11,530,996.56              80.44%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER                SHARES OUTSTANDING    PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND I SHARES               1,823,040.48         12.72%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES              1,568,027.32          5.45%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LIMITED MATURITY BOND I SHARES              7,391,992.30         25.71%
SHELDON & CO. (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LIMITED MATURITY BOND I SHARES             12,679,762.97         44.10%
SHELDON & CO
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LIMITED MATURITY BOND I SHARES              6,470,131.16         22.50%
SHELDON & CO TTEE
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FDS/01-999999774
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES               3,325,542.76          9.19%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING     PERCENTAGE

ARMADA LARGE CAP VALUE FUND I SHARES            4,201,763.74           11.61%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP VALUE FUND I SHARES           13,406,778.25           37.06%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA LARGE CAP VALUE FUND I SHARES           13,540,258.69           37.43%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TOTAL RETURN ADVANTAGE I SHARES         11,142,934.55           50.91%
SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES          4,953,822.42           22.63%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA TOTAL RETURN ADVANTAGE I SHARES          5,125,988.27           23.42%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING       PERCENTAGE

ARMADA SMALL CAP VALUE FUND I SHARES           7,954,190.20            18.30%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA SMALL CAP VALUE FUND I SHARES           4,191,574.89             9.64%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARMADA SMALL CAP VALUE FUND I SHARES           6,554,038.37            15.08%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL CAP VALUE FUND I SHARES          11,875,742.92            27.32%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA SMALL CAP VALUE FUND I SHARES           8,685,622.78            19.98%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA TREASURY MONEY MARKET A SHARES          2,420,000.00            16.00%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING       PERCENTAGE

ARMADA TREASURY MONEY MARKET A SHARES          9,114,351.85            60.24%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA TREASURY MONEY MARKET A SHARES          1,031,377.74             6.82%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES            203,544,400.00            18.23%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES            253,504,000.00            22.71%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA MONEY MARKET FUND A SHARES            208,905,882.79            18.71%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA MONEY MARKET FUND A SHARES            276,774,810.47            24.79%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA MONEY MARKET FUND A SHARES             72,002,614.92             6.45%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

FUND NAME AND CLASS/SHAREHOLDER                SHARES OUTSTANDING    PERCENTAGE

ARMADA GOV'T MONEY MARKET A SHARES               232,734,600.00         38.65%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA GOV'T MONEY MARKET A SHARES               204,267,000.00         33.92%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA GOV'T MONEY MARKET A SHARES                75,126,030.34         12.48%
WHEAT FIRST SECURITIES
PO BOX 6629
GLEN ALLEN VA  23058-6629

ARMADA GOV'T MONEY MARKET A SHARES                58,084,606.04          9.65%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXEMPT MONEY MARKET A SHARES           38,537,000.00         12.88%
NATIONAL CITY MI/IL
FBO CORPORATE SWEEP CUSTOMER
CASH MANAGEMENT OPERATIONS
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXEMPT MONEY MARKET A SHARES          140,947,998.53         47.09%
FIRST CLEARING CORPORATION
PO BOX 6629
GLEN ALLEN VA  23058-6629

FUND NAME AND CLASS/SHAREHOLDER               SHARES OUTSTANDING    PERCENTAGE

ARMADA TAX EXEMPT MONEY MARKET A SHARES         16,834,966.52          5.62%
NATIONAL CITY BANK OF INDIANA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXEMPT MONEY MARKET A SHARES         32,279,000.00         10.79%
NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
770 W BROAD ST LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA TAX EXEMPT MONEY MARKET A SHARES         35,077,141.36         11.72%
NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
770 W BROAD STREET LOC 16-0347
COLUMBUS OH  43222-1419

ARMADA EQUITY GROWTH FUND A SHARES               6,794,755.71         84.19%
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY CORP SAVINGS PLAN
DTD 7/1/98
105 ROSEMONT AVE WES/IN
WESTWOOD MA  02090-2318

ARMADA OHIO TAX EXEMPT BOND A SHARES               211,014.04         16.95%
FIRST CLEARING CORPORATION
A/C 3198-9668
HARRY E FIGGIE JR TRUST
HARRY E FIGGIE JR TTEE
37001 SHAKER BLVD
CHAGRIN FALLS OH  44022-6643

ARMADA OHIO TAX EXEMPT BOND A SHARES                70,719.60          5.68%
FIRST CLEARING CORPORATION
A/C 4572-1681
BARBARA M JACOBS
31100 HUNTINGTON WOODS PKWY
BAY VILLAGE OH  44140-1033

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING      PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND A SHARES            95,838.58              7.70%
FIRST CLEARING CORPORATION
A/C 3013-8762
ROBERT N ECKLEY
ELEANOR M ECKLEY
5143 SHORELINE WAY
VERMILION OH  44089-1448

ARMADA TOTAL RETURN ADVANTAGE A SHARES          16,189.28              5.00%
JANITOR SUPPLIES, INC. P/S PLAN
RUSSEL DERBY II
1612 S. NEIL STREET
CHAMPAIGN IL  61820-7212

ARMADA TOTAL RETURN ADVANTAGE A SHARES          20,938.10              6.47%
FIRST CLEARING CORPORATION
A/C 5046-3346
CURTIS E LESMEISTER (IRA)
FCC AS CUSTODIAN
2311 MEADOW DRIVE
LOUISVILLE KY  40218-1332

ARMADA SMALL CAP VALUE FUND A SHARES           861,587.93              9.91%
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029

ARMADA SMALL CAP VALUE FUND A SHARES         1,236,312.47             14.22%
CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

ARMADA SMALL CAP VALUE FUND A SHARES         2,991,343.88             34.41%
STATE STREET BANK & TRUST TTEE
FBO FIRST ENERGY SAVINGS PLAN
105 ROSEMONT AVE
WESTWOOD MA  02090-2318

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING       PERCENTAGE

ARMADA SMALL CAP VALUE FUND A SHARES            628,454.65             7.23%
PERSHING LLC
P.O. BOX 2052
JERSEY CITY NJ 07303-2052

ARMADA PA TAX EXMPT MONEY MKT I SHARES      103,672,587.64            94.39%
NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
3RD FLOOR  NORTH ANNEX
4100 W. 150 TH STREET
CLEVELAND OH  44135-1389

ARMADA PA MUNICIPAL BOND FUND I SHARES        4,701,223.37            92.40%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                    17,380,318.21            28.37%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA BOND FUND I SHARES                     4,333,292.71             7.07%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA BOND FUND I SHARES                    13,437,306.83            21.93%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING   PERCENTAGE

ARMADA BOND FUND I SHARES                       23,524,788.43        38.40%
SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                        1,688,293.00        11.50%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA GNMA FUND I SHARES                        8,505,346.13        57.91%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA GNMA FUND I SHARES                        4,465,302.11        30.40%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA PA TAX EXEMPT MONEY MKT A SHARES         61,773,000.00        70.15%
PENNSYLVANIA
FBO CORPORATE AUTOSWEEP CUSTOMERS
C/O NATIONAL CITY BANK OF PA
300 FOURTH STREET  2-191
PITTSBURGH PA  15222-2001

ARMADA PA TAX EXEMPT MONEY MKT A SHARES         21,888,359.54        24.86%
PENNSYLVANIA
NATIONAL CITY BANK OF PENNSYLVANIA
FBO PCG/RETAIL SWEEP CUSTOMERS
CASH MANAGEMENT OPERATIONS
770 W BROAD ST. LOC. 16-0347
COLUMBUS OH  43222-1419

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING         PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES           5,740.86                5.68%
NATIONAL FINANCIAL SERVICES CORP
FBO GARY S LENGEL
BIN  # TGA-100897
200 LIBERTY ST # FL
NEW YORK NY  10281-1003

ARMADA PA MUNICIPAL BOND FUND A SHARES          10,262.75               10.16%
FIRST CLEARING CORPORATION
A/C 8963-5901
SARA ZIMMER
6315 WALDRON ST
PITTSBURGH PA  15217-2518

ARMADA PA MUNICIPAL BOND FUND A SHARES           8,587.15                8.50%
FIRST CLEARING CORPORATION
A/C 7618-3716
HELGA A. SUHR
750 CHARTER DR #E-11
LONGS SC  29568-5857

ARMADA PA MUNICIPAL BOND FUND A SHARES           9,964.98                9.86%
FIRST CLEARING CORPORATION
A/C 1054-0958
JAMES L AIELLO AND
CRYSTEL GABRICH
141 CIRCLE DR
PITTSBURGH PA  15228-2120

ARMADA PA MUNICIPAL BOND FUND A SHARES          14,233.93               14.09%
FIRST CLEARING CORPORATION
A/C 5158-1633
ELVA A LONGWELL &
437 MORTON STREET
SHARON PA  16146-2419

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING        PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND A SHARES           9,469.70                9.37%
FIRST CLEARING CORPORATION
A/C 8698-0511
JOAN A WICKERHAM
ALAN C WICKERHAM
JTTEN
462 S 7TH STREET

ARMADA PA MUNICIPAL BOND FUND A SHARES           7,993.43                7.91%
FIRST CLEARING CORPORATION
A/C 4289-0182
CAROL HOFFMAN
65 EATON SQUARE
FLAT F
LONDON SW1W 9BQ

ARMADA GNMA FUND A SHARES                       97,276.27               13.52%
FIRST CLEARING CORPORATION
A/C 4720-7506
ROBERT S KENDALL &
LINDA R KENDALL JT TEN
2650 BUTTERNUT LN
PEPPER PIKE OH  44124-4208

ARMADA GNMA FUND A SHARES                      225,672.83               31.36%
FIRST CLEARING CORPORATION
A/C 2381-7616
COMMERCIAL SCREW PROD INC
TOMCO DIV
LARRY STRAH
882 CALLENDAR BLVD

ARMADA GNMA FUND A SHARES                       81,586.06               11.34%
FIRST CLEARING CORPORATION
A/C 2381-7632
COMMERCIAL SCREW PRODUCTS INC
882 CALLENDAR BLVD
PAINESVILLE TWP OH  44077-1218

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING           PERCENTAGE

ARMADA INTERNATIONAL EQUITY I SHARES        3,168,587.30                7.57%
KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
A/C 04 66 300
PO BOX 94871
CLEVELAND OH  44101-4871

ARMADA INTERNATIONAL EQUITY I SHARES        4,034,455.62                9.64%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA INTERNATIONAL EQUITY I SHARES       16,875,565.32               40.32%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA INTERNATIONAL EQUITY I SHARES       11,360,094.42               27.14%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA CORE EQUITY FUND I SHARES           12,426,733.84               80.97%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA CORE EQUITY FUND I SHARES            1,286,473.49                8.38%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING          PERCENTAGE

ARMADA CORE EQUITY FUND I SHARES           1,150,862.38                7.50%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA CORE EQUITY FUND A SHARES             119,392.14               24.38%
FIFTH THIRD BANK RPS
FBO RPS RETIREMENT ACCOUNTS
MD1090BB
PO BOX 630074
CINCINNATI OH  45263-0074

ARMADA TREASURY PL MONEY MKT I SHARES     30,033,491.73               11.44%
PIONEER STANDARD ELECTRONICS INC
6065 PARKLAND BLVD
CLEVELAND OH  44124-4186

ARMADA TREASURY PL MONEY MKT I SHARES    218,857,488.31               83.35%
NATIONAL CITY INDIANA
TRUST OPERATIONS
MONEY MARKET 5312
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES             6,245,279.20               46.04%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA MID CAP GROWTH I SHARES             1,325,882.00                9.78%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER  SHARES OUTSTANDING         PERCENTAGE

ARMADA MID CAP GROWTH I SHARES      4,044,402.21               29.82%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH I SHARES      1,904,722.56               14.04%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MID CAP GROWTH C SHARES          2,801.94                6.21%
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
115 NOVA COURT
ST MARYS PA  15857-3063

ARMADA MID CAP GROWTH C SHARES          2,299.28                5.10%
ELK COUNTY TOOL & DIE INC
DAVID J GLEIXNER
121 TIMBERLINE RD.
ST MARYS PA  15857-3345

ARMADA MID CAP GROWTH C SHARES          9,430.05               20.90%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA MID CAP GROWTH C SHARES          2,599.65                5.76%
FIRST CLEARING CORPORATION
A/C 1201-1331
PATRICIA L ARONE IRA
FCC AS CUSTODIAN
3009 E BROADWAY
LOGANSPORT IN  46947-2103

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING         PERCENTAGE

ARMADA US GOVERNMENT INCOME I SHARES          2,808,052.55               13.61%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA US GOVERNMENT INCOME I SHARES          2,405,704.03               11.66%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES         11,131,412.92               53.94%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME I SHARES          4,094,880.54               19.84%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA US GOVERNMENT INCOME C SHARES             28,303.44               21.28%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA US GOVERNMENT INCOME C SHARES              9,612.04                7.23%
FIRST CLEARING CORPORATION
A/C 2699-6883
JOSEPH F HEILMAN (IRA)
FCC AS CUSTODIAN
756 KISKI PARK DR
APOLLO PA  15613-9609

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING         PERCENTAGE

ARMADA MICHIGAN MUNI BOND I SHARES            1,844,831.00               14.72%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MICHIGAN MUNI BOND I SHARES           10,192,716.01               81.30%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA MICHIGAN MUNI BOND A SHARES              215,687.58               17.38%
MCDONALD INVESTMENTS INC FBO
35617487
4900 TIEDEMAN ROAD
BROOKLYN OH  44144-2338

ARMADA MICHIGAN MUNI BOND B SHARES                9,464.38                5.36%
FIRST CLEARING CORPORATION
A/C 8304-7634
EMILY T WHEELER TTEE
EMILY T WHEELER TRUST
AMA II ACCOUNT
1632 TAWAS BEACH ROAD

ARMADA MICHIGAN MUNI BOND B SHARES                9,187.95                5.20%
FIRST CLEARING CORPORATION
A/C 6852-6451
MARYLEE A ROVEN &
SHERYL C ROVEN
4600 ALLEN RD. #903
ALLEN PARK MI  48101-2772

ARMADA MICHIGAN MUNI BOND B SHARES               16,839.24                9.53%
FIRST CLEARING CORPORATION
A/C 1474-8811
MARION E BELLONI
510 E BLOOMFIELD AVE
ROYAL OAK MI  48073-3562

FUND NAME AND CLASS/SHAREHOLDER        SHARES OUTSTANDING          PERCENTAGE

ARMADA MICHIGAN MUNI BOND B SHARES           24,198.05               13.69%
FIRST CLEARING CORPORATION
A/C 4119-5327
TIMOTHY P. HIGGINS
KATHLEEN M. HIGGINS
17518 OAK HILL DR
NORTHVILLE MI  48167-4363

ARMADA MICHIGAN MUNI BOND B SHARES           10,742.06                6.08%
FIRST CLEARING CORPORATION
A/C 6832-4960
PHILLIP PSUTY REV TRUST
U/A DTD 07-09-1999
120 SOUTH LAKE LEELANAU DR
LAKE LEELANAU MI  49653-9741

ARMADA MICHIGAN MUNI BOND B SHARES            9,443.60                5.34%
FIRST CLEARING CORPORATION
A/C 8665-0100
JOHN D WHEELER TTEE
JOHN D WHEELER TRUST
1632 TAWAS BEACH ROAD
EAST TAWAS MI  48730-9330

ARMADA MICHIGAN MUNI BOND B SHARES            9,020.26                5.10%
FIRST CLEARING CORPORATION
A/C 3780-8004
ERICH K GAERTNER AND
BARBARA J GAERTNER
607 SIDNEY
BAY CITY MI  48706-3868

ARMADA MICHIGAN MUNI BOND B SHARES           15,814.17                8.95%
FIRST CLEARING CORPORATION
A/C 1281-2374
RICHARD T. BAILEY & SHIRELY A.
BAILEY REV TR U/A DTD 2-18-03
608 N. CONNECTICUT
ROYAL OAK MI  48067-2036

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING          PERCENTAGE

ARMADA MICHIGAN MUNI BOND C SHARES              1,919.87                7.15%
FIRST CLEARING CORPORATION
A/C 5837-0033
ROBERT L MOTT TTEE
CYNTHIA M DUDEK SUC TTEE
10242 SUNRISE RDG
PINCKNEY MI  48169-8125

ARMADA MICHIGAN MUNI BOND C SHARES              3,627.88               13.50%
FIRST CLEARING CORPORATION
A/C 8421-6308
EUGENE H. TOWNER MARITAL TRUST
1023 AVON ROAD
ANN ARBOR MI  48104-2741

ARMADA MICHIGAN MUNI BOND C SHARES             17,652.07               65.71%
FIRST CLEARING CORPORATION
A/C 7412-6331
ALYSSA LEE TRUST
SHARI L SIMON TTEE
102 W COLBY ST #LOFT
WHITEHALL MI  49461-1015

ARMADA MICHIGAN MUNI BOND C SHARES              2,125.57                7.91%
FIRST CLEARING CORPORATION
A/C 8951-4011
RAIMONDS T ZIEMELIS
RAIMONDS T ZIEMELIS
1222 E GILES
MUSKEGON MI  49445-2630

ARMADA LARGE CAP ULTRA FUND I SHARES        1,281,287.23               15.64%
NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
PO BOX 94984
CLEVELAND OH  44101-4984

ARMADA LARGE CAP ULTRA FUND I SHARES        2,249,909.88               27.46%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING       PERCENTAGE

ARMADA LARGE CAP ULTRA FUND I SHARES          2,070,202.56            25.27%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES          1,564,576.55            19.10%
SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA LARGE CAP ULTRA FUND I SHARES            995,642.50            12.15%
SEI TRUST COMPANY
ATTN MUTUAL FUND ADMINISTRATOR
ONE FREEDOM VALLEY DRIVE
OAKS PA  19456

ARMADA LARGE CAP ULTRA FUND C SHARES             10,726.21            27.59%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA LARGE CAP ULTRA FUND C SHARES              2,092.05             5.38%
FIRST CLEARING CORPORATION
A/C 1641-3374
THEODORE BOLTON (DECEDENT IRA)
GARY BOLTON (BENEFICIARY)
2032 FITZWATER
PHILADELPHIA PA  19146-1333

ARMADA EQUITY INDEX FUND C SHARES                 8,047.34             7.66%
FIRST CLEARING CORPORATION
A/C 5911-3463
LYMAN F NARTEN IRA R/O
FCC AS CUSTODIAN
15155 HERITAGE LN
CHAGRIN FALLS OH  44022-2674

FUND NAME AND CLASS/SHAREHOLDER        SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY INDEX FUND C SHARES           9,683.83                9.22%
FIRST CLEARING CORPORATION
A/C 4509-9613
INDUSTRIAL POWER SYSTEMS, INC.
ATTN: ANGELA KAMINKI
410 RYDER ROAD
TOLEDO OH  43607-3106

ARMADA EQUITY INDEX FUND C SHARES           6,279.44                5.98%
FIRST CLEARING CORPORATION
A/C 4360-5634
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
5140 RIVERVIEW DR
INDIANAPOLIS IN  46208-2453

ARMADA EQUITY INDEX FUND C SHARES           6,279.44                5.98%
FIRST CLEARING CORPORATION
A/C 6488-1813
PROF ASSMT OF IN INC PSP & TR
MULVANEY STOOPS & HUNTER TTEES
2506 WILLOWBROOK PKWY STE 200
INDIANAPOLIS IN  46205-1542

ARMADA BALANCED ALLOCATION C SHARES        13,184.47               16.31%
BURKE BROTHERS, INC. 401K
JAMES P BURKE
R.D. #1
BOX 118
WEEDVILLE PA  15868-0118

ARMADA BALANCED ALLOCATION C SHARES         5,635.40                6.97%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING        PERCENTAGE

ARMADA BALANCED ALLOCATION C SHARES            7,477.56                9.25%
FIRST CLEARING CORPORATION
A/C 5205-8862
JOANN LUTES & AIMEE L TELEGRAPHIC
4 WESLEY AVE
CHARLEROI PA  15022-9444

ARMADA TAX MANAGED EQUITY C SHARES             3,973.84                5.56%
FIRST CLEARING CORPORATION
A/C 2809-5755
FLORENCE DIXON
PO BOX 119
COOKSBURG PA  16217-0119

ARMADA TAX MANAGED EQUITY C SHARES             7,421.15               10.39%
FIRST CLEARING CORPORATION
A/C 6108-1699
KENNETH A OTTO &
MERILEE W OTTO
1710 ROOD POINT ROAD
MUSKEGON MI  49441-4849

ARMADA TAX MANAGED EQUITY C SHARES             5,397.18                7.55%
FIRST CLEARING CORPORATION
A/C 7561-2888
ROSALIA H STOJOVIC
1787 E 33RD STREET
CLEVELAND OH  44114-4517

ARMADA TAX MANAGED EQUITY C SHARES             3,599.36                5.04%
FIRST CLEARING CORPORATION
A/C 5257-7929
LINDA M LUPEAR TRUST
LINDA LUPEAR TTEE
2919 N COUNTY RD 425 E
DANVILLE IN  46122-8383

ARMADA NAT'L TAX EXEMPT BOND C SHARES          6,149.49               72.75%
FIRST CLEARING CORPORATION
A/C 7174-9138
RUKHSANA RAHMAN
2408 BURNING TREE CT
JEFFERSONVILLE IN  47130-6742

FUND NAME AND CLASS/SHAREHOLDER        SHARES OUTSTANDING         PERCENTAGE

ARMADA NAT'L TAX EXEMPT BOND C SHARES         1,849.96               21.89%
FIRST CLEARING CORPORATION
A/C 3570-7627
PATRICIA ANN GALLIHER
311 BELLEFONTE PRINCESS ROAD
ASHLAND KY  41101-7115

ARMADA MONEY MARKET FUND C SHARES            22,506.77                5.09%
SEI PRIVATE TRUST CO
CUST FOR THE ROLLOVER IRA OF
SHIRLEY M BUNCE
12905 PINEWOOD RD
BROOKFIELD WI  53005-3842

ARMADA MONEY MARKET FUND C SHARES            31,856.43                7.20%
ROBERT W BAIRD & CO. INC.
A/C 5967-4025
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300

ARMADA MONEY MARKET FUND C SHARES            28,995.25                6.55%
NFSC FEBO # HDM-717045
SARAH WALKER RISHER
17 SPINNEY PATH
NAHANT MA  01908-1535

ARMADA MONEY MARKET FUND C SHARES            24,815.23                5.61%
J&S GRINDING COMPANY INC 401(K)
SHELLEY A SCHNEIDER
118 W. ARCH STREET
ST MARYS PA  15857-1632

ARMADA MONEY MARKET FUND C SHARES            44,329.66               10.02%
BURKE BROTHERS, INC. 401K
JOHN DICK
R.D. #1 WEEDVILLE PA 15868

ARMADA MONEY MARKET FUND C SHARES            38,750.13                8.76%
AUTO BODY NORTH SHORE 401K PSP
LOUIS J BABBINI
3051 DATO AVE
HIGHLAND PARK IL  60035-1209

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING        PERCENTAGE

ARMADA EQUITY GROWTH FUND C SHARES               3,528.69               10.11%
INDEPENDENCE TRUST COMPANY
PO BOX 682188
FRANKLIN TN  37068-2188

ARMADA EQUITY GROWTH FUND C SHARES               3,108.61                8.91%
THE KAYO LUMBER CO. PSP
JAMES E ELOFF
8640 TAMARACK
TEMPERANCE MI  48182-9257

ARMADA EQUITY GROWTH FUND C SHARES               2,794.56                8.01%
FIRST CLEARING CORPORATION
A/C 1294-3972
ROBERT HENRY BAKER JR IRA
FCC AS CUSTODIAN
530 ELWHA BLUFFS RD
PORT ANGELES WA  98363-9586

ARMADA EQUITY GROWTH FUND C SHARES               3,029.25                8.68%
FIRST CLEARING CORPORATION
A/C 6142-5504
CAROLYN A PAGEL IRA
FCC AS CUSTODIAN
1421 CORDOVA AVE
LAKEWOOD OH  44107-3601

ARMADA INTERMEDIATE BOND FUND C SHARES           9,496.68               17.27%
FIRST CLEARING CORPORATION
A/C 7721-3664
SAMUEL E TAYLOR
REVOCABLE TRUST
961 COLLIER CT APT 303
MARCO ISLAND FL  34145-6535

ARMADA INTERMEDIATE BOND FUND C SHARES           9,990.11               18.17%
FIRST CLEARING CORPORATION
A/C 4973-8143
MARIAN L LAISURE
TOD, DORYLZ LAISURE,
2112 ACACIA PARK DR APT 307
LYNDHURST OH  44124-3800

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING        PERCENTAGE

ARMADA INTERMEDIATE BOND FUND C SHARES        12,745.18               23.18%
FIRST CLEARING CORPORATION
A/C 2583-3222
WURSTER CONSTRUCTION CO INC
ATTN  AL WURSTER  PRES
8463 CASTLEWOOD DR
INDIANAPOLIS IN  46250-1534

ARMADA INTERMEDIATE BOND FUND C SHARES         8,406.14               15.29%
FIRST CLEARING CORPORATION
A/C 2699-6883
JOSEPH F HEILMAN (IRA)
FCC AS CUSTODIAN
756 KISKI PARK DR
APOLLO PA  15613-9609

ARMADA OHIO TAX EXEMPT BOND C SHARES           9,595.80                9.77%
FIRST CLEARING CORPORATION
A/C 7164-3090
ROBERT J RICE REVOCABLE TRUST
ROBERT J RICE TRUSTEE
16280 COMMONS OVAL
STRONGSVILLE OH  44136-2566

ARMADA OHIO TAX EXEMPT BOND C SHARES           9,006.52                9.17%
FIRST CLEARING CORPORATION
A/C 3709-6486
ANNA M GASCOIGNE NIXON
284 SOUTH OVAL DRIVE
CHARDON OH  44024-1462


ARMADA OHIO TAX EXEMPT BOND C SHARES           9,230.82                9.40%
FIRST CLEARING CORPORATION
A/C 1021-6227
DOROTHY L ACKERS
6700 CINCINNATI/ZANESVILLE RD
RUSHVILLE OH  43150-9641

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING         PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND C SHARES           7,847.56                7.99%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

ARMADA OHIO TAX EXEMPT BOND C SHARES           7,614.04                7.75%
FIRST CLEARING CORPORATION
A/C 3330-1164
HARRY FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

ARMADA OHIO TAX EXEMPT BOND C SHARES           7,614.04                7.75%
FIRST CLEARING CORPORATION
A/C 3384-6316
SYLVIA A. FRONISTA
8969 ADAMS RD
HUBER HEIGHTS OH  45424-4037

ARMADA LIMITED MATURITY BOND C SHARES          7,773.60                5.45%
FIRST CLEARING CORPORATION
A/C 4055-3412
FARRELL HENDERSON AND
PATRICIA HENDERSON
4841 N GUILFORD AVE
INDIANAPOLIS IN  46205-1957

ARMADA LIMITED MATURITY BOND C SHARES         10,142.19                7.11%
FIRST CLEARING CORPORATION
A/C 4083-8539
ROSEMARY E HARRISON (IRA R/O)
FCC AS CUSTODIAN
47 CLEVELAND STREET
CHAGRIN FALLS OH  44022-2927

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING          PERCENTAGE

ARMADA LIMITED MATURITY BOND C SHARES         11,568.00                8.10%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA LIMITED MATURITY BOND C SHARES         16,931.95               11.86%
FIRST CLEARING CORPORATION
A/C 3993-7302
PETER C. HAWK TTEE OF THE
1741 IDLEWILD
RICHLAND MI  49083-9360

ARMADA LIMITED MATURITY BOND C SHARES          8,119.98                5.69%
FIRST CLEARING CORPORATION
A/C 4000-8606
MARY SUSAN FOX &
J WARREN FOX
1700 BRONSON WAY
KALAMAZOO MI  49009-1095

ARMADA LIMITED MATURITY BOND C SHARES         17,861.15               12.51%
FIRST CLEARING CORPORATION
A/C 2144-9760
C RICHARD COULSON IRA
FCC AS CUSTODIAN
5056 NICKELSON
PROSPECT OH  43342-9794

ARMADA LIMITED MATURITY BOND B SHARES          8,626.19                5.18%
FIRST CLEARING CORPORATION
A/C 4635-1560
THOMAS M KASSON (DECEDENT IRA)
BEVERLY ANN KASSON (BENE)
FCC AS CUSTODIAN
1502 APPLECORFT

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING    PERCENTAGE

ARMADA LIMITED MATURITY BOND B SHARES              8,623.77           5.18%
FIRST CLEARING CORPORATION
A/C 4940-5424
EUGENE KUS
SHIRLEY KUS
13945 COUNTY LINE ROAD
CHAGRIN FALLS OH  44022-4015

ARMADA TOTAL RETURN ADVANTAGE B SHARES             5,950.39          10.53%
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
30 S 4TH ST
MARTINS FERRY OH  43935-1456

ARMADA TOTAL RETURN ADVANTAGE B SHARES             5,511.44           9.76%
FIRST CLEARING CORPORATION
A/C 4025-9578
DONALD P HAMILTON SR IRA
FCC AS CUSTODIAN
164 SOUTH DETROIT AVE
TOLEDO OH  43609-2017

ARMADA TOTAL RETURN ADVANTAGE B SHARES             3,032.48           5.37%
FIRST CLEARING CORPORATION
A/C 1212-4397
YORK ASH
2772 S. MICHAEL
TRAVERSE CITY MI  49686-4921

ARMADA TOTAL RETURN ADVANTAGE B SHARES             3,961.88           7.01%
FIRST CLEARING CORPORATION
A/C 7738-9249
HOWARD C SERGOTT (IRA R/O)
FCC AS CUSTODIAN
4698 WOLFF DR
BRUNSWICK OH  44212-2549

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING         PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE B SHARES        4,180.38                7.40%
FIRST CLEARING CORPORATION
A/C 1178-5678
WILLIAM K APPLEGATE (IRA)
FCC AS CUSTODIAN
2880 TOTH PLACE
GROVE CITY OH  43123-4776

ARMADA CORE EQUITY FUND C SHARES             29,389.25               53.84%
FIRST CLEARING CORPORATION
A/C 6019-2188
NORTHERN OHIO DISTRICT COUNCIL
ATTN ROBERT FOZIO
16600 SPRAGUE ROAD # 275
MIDDLEBURG OH  44130-6398

ARMADA CORE EQUITY FUND C SHARES              2,939.96                5.39%
FIRST CLEARING CORPORATION
A/C 5851-0084
MENTOR CHIROPRACTIC CENTER INC
DEFINED BENEFIT PENSION PLAN
753 NICKLAUS
MELBOURNE FL  32940-1793

ARMADA LARGE CAP VALUE FUND C SHARES          2,085.95                9.61%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN: MARGARET S PRECHTL CFO
94 HOSPITAL STREET
3RD FLOOR

ARMADA LARGE CAP VALUE FUND C SHARES          2,951.78               13.59%
FIRST CLEARING CORPORATION
A/C 5723-7156
ANTHONY R MOHORCIC DECEDENT
IRA ROLLOVER
FCC AS CUSTODIAN DTD 3/17/97
8595 PARK RIDGE LN

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING         PERCENTAGE

ARMADA LARGE CAP VALUE FUND C SHARES           1,141.99                5.26%
FIRST CLEARING CORPORATION
A/C 2135-3210
HAROLD E CRUMLEY IRA R/O
FCC AS CUSTODIAN
22089 SPRING CREEK RD
EAST PEORIA IL  61611-1391

ARMADA LARGE CAP VALUE FUND C SHARES           1,087.82                5.01%
FIRST CLEARING CORPORATION
A/C 3262-4363
ROSELLA M FISHER (IRA)
FCC AS CUSTODIAN
4874 S WASHINGTON
NORTH EAST PA  16428-5014

ARMADA LARGE CAP VALUE FUND C SHARES           1,609.47                7.41%
FIRST CLEARING CORPORATION
A/C 6285-7564
NORTH RIVER DEVELOPMENT CORP.
725 LAGRANGE ST.
TOLEDO OH  43604-1673

ARMADA LARGE CAP VALUE FUND C SHARES           1,238.09                5.70%
FIRST CLEARING CORPORATION
A/C 8742-7666
ROBERT W WARLAND
BEVERLY B WARLAND
1403 14TH AVE N
FORT DODGE IA  50501-7625

ARMADA TOTAL RETURN ADVANTAGE C SHARES         1,530.45                6.24%
RAYMOND JAMES & ASSOC INC
FBO REDFERN IRA
BIN# 75587148
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING          PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE C SHARES         1,968.91                8.03%
RAYMOND JAMES & ASSOC INC
FBO ROTHENBERG IRA
BIN# 75638280
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

ARMADA TOTAL RETURN ADVANTAGE C SHARES         1,868.77                7.62%
STONEY HOLLOW TIRE, INC. 401(K) PLA
DAVID B KNOWLSON
ATTN: EARL BUONO
PERSONAL AND CONFIDENTIAL
1ST & HANOVER STREETS, PO BOX 310
MARTINS FERRY OH  43935

ARMADA TOTAL RETURN ADVANTAGE C SHARES         8,084.54               32.96%
ROBERT W BAIRD & CO. INC.
A/C 1995-7075
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300

ARMADA TOTAL RETURN ADVANTAGE C SHARES         2,694.85               10.99%
ROBERT W BAIRD & CO. INC.
A/C 1995-7077
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300

ARMADA PA MUNICIPAL BOND FUND C SHARES        10,057.98               12.16%
FIRST CLEARING CORPORATION
A/C 8681-9932
LEROY A WHEELER
JUNE L JONES
23164 N TOWNLINE
CONNEAUTVILLE PA  16406-5548

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING         PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND C SHARES         25,224.23               30.51%
FIRST CLEARING CORPORATION
A/C 1267-6671
MARTHA BAIRD
10 STONEY BROOK BLVD
GREENVILLE PA 16125-7804

ARMADA PA MUNICIPAL BOND FUND C SHARES         18,689.45               22.60%
FIRST CLEARING CORPORATION
A/C 1990-7271
PAUL CRISSMAN
JANE CRISSMAN
2375 SPENCER RD
HERMITAGE PA  16148-7107

ARMADA PA MUNICIPAL BOND FUND C SHARES          4,503.80                5.45%
FIRST CLEARING CORPORATION
A/C 3448-7660
LARRY G DUNCAN GUARD
MARILYN E WHITMER GUARD
8591 PETERS RD
CRANBERRY TWP PA  16066-3817

ARMADA PA MUNICIPAL BOND FUND C SHARES          5,288.68                6.40%
FIRST CLEARING CORPORATION
A/C 6713-4144
LARRY G DUNCAN CO-GUARD
8591 PETERS RD
CRANBERRY TWP PA  16066-3817

ARMADA PA MUNICIPAL BOND FUND C SHARES          7,191.42                8.70%
FIRST CLEARING CORPORATION
A/C 3726-7067
C FREDERICK GROVER
110 MEHARD
GREENVILLE PA  16125-9731

FUND NAME AND CLASS/SHAREHOLDER     SHARES OUTSTANDING         PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND C SHAR      4,703.67                5.69%
FIRST CLEARING CORPORATION
A/C 4551-5362
ELEANOR JACKSON
339 E JAMESTOWN ROAD APT 406
GREENVILLE PA 16125-9206

ARMADA BOND FUND C SHARES                 2,009.81                6.21%
RAYMOND JAMES & ASSOC INC
FBO FREEMAN IRA
BIN# 75468353
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

ARMADA BOND FUND C SHARES                 1,788.26                5.53%
RAYMOND JAMES & ASSOC INC
FBO REBHOLZ IRA
BIN# 74849849
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

ARMADA BOND FUND C SHARES                 2,499.70                7.73%
ROBERT W BAIRD & CO. INC.
A/C 8626-1379
777 EAST WISCONSIN AVENUE
MILWAUKEE WI  53202-5300

ARMADA BOND FUND C SHARES                 4,056.00               12.54%
FIRST CLEARING CORPORATION
A/C 7081-0852
RIDGWAY COMMUNITY NURSES SRVCS
ATTN:MARGARET S PRECHTL CFO
94 HOSPITAL STREET
3RD FLOOR

ARMADA BOND FUND C SHARES                 1,862.80                5.76%
RAYMOND JAMES & ASSOC INC
FBO CULP CARL
BIN# 46345739
880 CARILLON PKWY
ST PETERSBURG FL  33716-1100

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING     PERCENTAGE

ARMADA GNMA FUND C SHARES                         11,175.68           5.24%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
HOMA GHARIB TTEE
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

ARMADA INTERNATIONAL EQUITY C SHARES              11,145.60          17.81%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
MICHAEL J GARVIN
1 SPRING HILL CIR
SAUSALITO CA  94965-1776

ARMADA INTERNATIONAL EQUITY C SHARES               4,362.05           6.97%
FIRST CLEARING CORPORATION
A/C 5168-1198
JAMES LEVIN AND
JILL LEVIN
3099 VINE COURT
CLEVELAND OH  44113-2948

ARMADA SMALL CAP GROWTH FUND C SHARES              2,799.85           5.46%
ELK COUNTY TOOL & DIE INC
MARK J SICHERI
115 NOVA COURT
ST MARYS PA  15857-3063

ARMADA SMALL CAP GROWTH FUND C SHARES              4,573.17           8.92%
FIRST CLEARING CORPORATION
A/C 8635-9569
JANE B WESSEL IRA
FCC AS CUSTODIAN
21280 AVALON DR
ROCKY RIVER OH  44116-1122

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING         PERCENTAGE

ARMADA SMALL CAP GROWTH FUND C SHARES            3,791.47                7.39%
FIRST CLEARING CORPORATION
A/C 4365-5907
HUBER HEIGHTS MEDICAL CENTER
6096 BRANDT PARKWAY
HUBER HEIGHTS OH  45424-4015

ARMADA AGGRESSIVE ALLOCATION FUND A SH         255,999.71               78.15%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

ARMADA AGGRESSIVE ALLOCATION FUND B SH          12,076.83               22.30%
R DELA CRUZ PROFIT SHARING PLAN
RENATO DELA CRUZ, MD
30 S 4TH ST
MARTINS FERRY OH  43935-1456

ARMADA AGGRESSIVE ALLOCATION FUND B SH           4,292.53                7.92%
FIRST CLEARING CORPORATION
A/C 2689-6404
PAMELA S DAVIS (IRA)
FCC AS CUSTODIAN
511 COUNTRYSIDE DRIVE
LEBANON IN  46052-8838

ARMADA AGGRESSIVE ALLOCATION FUND C SH           3,216.91               11.27%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
STEVE SCOTT
5969 GRACE AVE
LUDINGTON MI  49431-9683

FUND NAME AND CLASS/SHAREHOLDER           SHARES OUTSTANDING         PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND C SH          1,695.40                5.94%
FIRST CLEARING CORPORATION
A/C 7658-4923
JANE E SIBLEY IRA
FCC AS CUSTODIAN
4153 SAWGRASS TRL
MUSKEGON MI  49442-6806

ARMADA AGGRESSIVE ALLOCATION FUND C SH          1,598.23                5.60%
FIRST CLEARING CORPORATION
A/C 5565-8612
ROBERT G MEAGHER IRA R/O
FCC AS CUSTODIAN
2534 BIG SKY CT
ANN ARBOR MI  48108-9323

ARMADA AGGRESSIVE ALLOCATION FUND C SH          1,685.34                5.91%
FIRST CLEARING CORPORATION
A/C 7356-4030
ROBERTA M STEWART (IRA)
FCC AS CUSTODIAN
211 E DEWEY RD
SCOTTVILLE MI  49454-9679

ARMADA AGGRESSIVE ALLOCATION FUND I SH        256,675.84               80.12%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA AGGRESSIVE ALLOCATION FUND I SH         62,067.90               19.38%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING         PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND A SH         262,549.88               82.83%
NATIONAL CITY CORPORATION
ATTN CORP TREASURY
1900 EAST NINTH STREET
LOC 01-2101
CLEVELAND OH  44114-3484

ARMADA CONSERVATIVE ALLOC FUND A SH          16,148.36                5.09%
FIRST CLEARING CORPORATION
A/C 8434-2907
THIEL COLLEGE
75 COLLEGE AVENUE
GREENVILLE PA  16125-2186

ARMADA CONSERVATIVE ALLOC FUND B SH           2,237.14                5.37%
SEI PRIVATE TRUST CO
CUST FOR THE IRA OF
ROBERT C POLONOLI
12 OBERMAN LN
FINLEYVILLE PA  15332-3527

ARMADA CONSERVATIVE ALLOC FUND B SH           2,099.49                5.04%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
ROSEMARY E TURNER
1123 FABER AVE
COLUMBUS OH  43207-2644

ARMADA CONSERVATIVE ALLOC FUND B SH           3,727.27                8.94%
FIRST CLEARING CORPORATION
A/C 7859-4513
WILLIAM C SMITH IRA
FCC AS CUSTODIAN
6150 W 100 S
NEW PALESTINE IN  46163-9799

ARMADA CONSERVATIVE ALLOC FUND B SH           3,137.34                7.53%
FIRST CLEARING CORPORATION
A/C 1135-5168
C MAX ANDERSON AND PATRICIA S
ANDERSON REV TR C MAX AND
9105 E 17TH ST
INDIANAPOLIS IN  46229-2018

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING         PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND B SH           2,226.27                5.34%
FIRST CLEARING CORPORATION
A/C 3077-8319
HARRIETT B YOUNG (IRA)
FCC AS CUSTODIAN
2384 EARDLEY RD
UNIVERSITY HT OH  44118-3722

ARMADA CONSERVATIVE ALLOC FUND B SH           2,758.70                6.62%
FIRST CLEARING CORPORATION
A/C 7096-2039
BARBARA C RITCHIE (IRA)
FCC AS CUSTODIAN
9705 WOODSONG LN
INDIANAPOLIS IN  46229-4503

ARMADA CONSERVATIVE ALLOC FUND B SH           2,816.05                6.75%
FIRST CLEARING CORPORATION
A/C 7608-3414
VIVIAN M STUCKEY
7850 E MICHIGAN ST
INDIANAPOLIS IN  46219-5231

ARMADA CONSERVATIVE ALLOC FUND C SH           4,136.22                5.48%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

ARMADA CONSERVATIVE ALLOC FUND C SH           4,715.98                6.25%
FIRST CLEARING CORPORATION
A/C 2867-1116
HENRY R DOWDY IRA R/O
FCC AS CUSTODIAN
6100 LAKE BONITA RD
CATLETTSBURG KY  41129-9704

ARMADA CONSERVATIVE ALLOC FUND C SH          11,841.17               15.70%
FIRST CLEARING CORPORATION
A/C 3826-7877
ALI GHARIB FAMILY TRUST
10516 MITCHELLS WILL ROAD
CHARDON OH  44024-8615

FUND NAME AND CLASS/SHAREHOLDER       SHARES OUTSTANDING         PERCENTAGE

ARMADA CONSERVATIVE ALLOC FUND C SH         4,305.12                5.71%
FIRST CLEARING CORPORATION
A/C 5238-8514
JOHN H LEDWIDGE &
PHILLIS LEDWIDGE
1517 ALTON RD
PT CHARLOTTE FL  33952-4708

ARMADA CONSERVATIVE ALLOC FUND I SH       263,903.43               89.62%
NATCITY INVESTMENTS
ATTN PAUL FABRIZI
LOC #3070
1965 E 6TH ST
CLEVELAND OH  44114-2226

ARMADA CONSERVATIVE ALLOC FUND I SH        26,236.13                8.91%
SHELDON & CO
PO BOX 94984
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984

ARMADA SMALL/MID CAP VALUE FUND A SH        6,357.39                5.28%
NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH  43218-2029

ARMADA SMALL/MID CAP VALUE FUND A SH        7,462.31                6.20%
FIRST CLEARING CORPORATION
A/C 5230-7950
SUSAN W MACDONALD
2731 CHESTERTON RD
SHAKER HEIGHTS OH  44122-1804

ARMADA SMALL/MID CAP VALUE FUND A SH        6,029.20                5.01%
FIRST CLEARING CORPORATION
A/C 4787-0972
ROBERT K KINNING TTEE OF THE
ROBERT K KINNING TRUST
10971 GUN LAKE RD
MIDDLEVILLE MI  49333-9226

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING         PERCENTAGE

ARMADA SMALL/MID CAP VALUE FUND A SH          13,425.52               11.15%
FIRST CLEARING CORPORATION
A/C 4189-2767
MILDRED HECK TTEE
FBO FRED HECK TRUST
C/O WILLIAM FILBRUN
2421 ADIRONDACK TR

ARMADA SMALL/MID CAP VALUE FUND I SH         250,386.50                7.34%
SHELDON & CO (REINV)
ACCOUNT #10023342
ATTN TRUST MUTUAL FUNDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL/MID CAP VALUE FUND I SH       2,095,825.25               61.46%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FDS
PO BOX 94777
CLEVELAND OH  44101-4777

ARMADA SMALL/MID CAP VALUE FUND I SH       1,061,327.41               31.12%
SHELDON & CO TTEE
C/O NATIONAL CITY BANK
PO BOX 94777
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4777

ARMADA AGGRESSIVE ALLOCATION FUND H SH        30,327.06               40.80%
FIRST CLEARING CORPORATION
A/C 1937-4859
SANDRA L BUTTS IRA
FCC AS CUSTODIAN
RR 5 BOX 555
SPENCER IN  47460-9474

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING    PERCENTAGE

ARMADA AGGRESSIVE ALLOCATION FUND H SHARES         9,568.60          12.87%
FIRST CLEARING CORPORATION
A/C 4045-2675
PHILLIP L HARGIS (IRA)
FCC AS CUSTODIAN
11145 FALL DR
INDIANAPOLIS IN  46229-1971

ARMADA AGGRESSIVE ALLOCATION FUND H SHARES        16,673.93          22.43%
FIRST CLEARING CORPORATION
A/C 1885-2452
DARLENE K BRYAN (IRA)
FCC AS CUSTODIAN
1361 W 725 S
TRAFALGAR IN  46181-8791

ARMADA BALANCED ALLOCATION FD H SHARES            10,781.15          12.00%
FIRST CLEARING CORPORATION
A/C 2020-4262
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
6401 PLEASANT WOOD LN
INDIANAPOLIS IN  46236-9735

ARMADA BALANCED ALLOCATION FD H SHARES             6,748.93           7.51%
FIRST CLEARING CORPORATION
A/C 2919-0584
DOROTHEA M DUMDIE (IRA)
FCC AS CUSTODIAN
920 S 4TH ST
AURORA IL  60505-5152

ARMADA BALANCED ALLOCATION FD H SHARES             6,273.91           6.98%
FIRST CLEARING CORPORATION
A/C 6954-8078
ARLENE C RADCLIFFE (IRA)
FCC AS CUSTODIAN
327 BIRMINGHAM AVENUE
PITTSBURGH PA  15210-3705

FUND NAME AND CLASS/SHAREHOLDER             SHARES OUTSTANDING    PERCENTAGE

ARMADA BALANCED ALLOCATION FD H SHARES            4,883.59           5.43%
FIRST CLEARING CORPORATION
A/C 8114-0076
CAROL A STONEHOUSE (IRA)
FCC AS CUSTODIAN
1126 SHADYCREST DR
PITTSBURGH PA  15216-3016

ARMADA BOND FUND H SHARES                         7,512.00          76.12%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA BOND FUND H SHARES                           495.31           5.02%
FIRST CLEARING CORPORATION
A/C 5206-1220
CAROL A LUTHER (IRA ROLLOVER)
FCC AS CUSTODIAN
810 W 11TH ST
LA PORTE IN  46350-5712

ARMADA BOND FUND H SHARES                           842.75           8.54%
FIRST CLEARING CORPORATION
A/C 6228-8473
MAXINE NEUBERT (IRA)
FCC AS CUSTODIAN
830 UNION RD APT 205
ENGLEWOOD OH  45322-2124

ARMADA CONSERVATIVE ALLOCATION FD H SH            6,202.16           7.10%
FIRST CLEARING CORPORATION
A/C 6962-1915
PAUL RAIGNER (IRA)
FCC AS CUSTODIAN
580 N 300 W
GREENFIELD IN  46140-8424

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING     PERCENTAGE

ARMADA CONSERVATIVE ALLOCATION FD H SH            6,026.81           6.90%
FIRST CLEARING CORPORATION
A/C 7505-9389
JOHN W STEEN (IRA)
FCC AS CUSTODIAN
2745 PLEASANT AVE
ASHLAND KY  41102-6049

ARMADA CONSERVATIVE ALLOCATION FD H SH           13,757.24          15.75%
FIRST CLEARING CORPORATION
A/C 3720-2853
HARRIET L GLENN (IRA)
FCC AS CUSTODIAN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA CONSERVATIVE ALLOCATION FD H SH            6,603.16           7.56%
FIRST CLEARING CORPORATION
A/C 4563-5152
PATRICIA A JENSEN (IRA)
FCC AS CUSTODIAN
406 27TH STREET
MC KEESPORT PA  15132-7024

ARMADA CONSERVATIVE ALLOCATION FD H SH            8,067.03           9.23%
FIRST CLEARING CORPORATION
A/C 1435-1820
BARBARA BEBOUT
522 BELLAIRE AVE
PITTSBURGH PA  15226-1836

ARMADA CONSERVATIVE ALLOCATION FD H SH            6,897.31           7.89%
FIRST CLEARING CORPORATION
A/C 3839-5852
FRANCES B GREBNER (IRA)
FCC AS CUSTODIAN
1403 BELUSCO AVE
PITTSBURGH PA  15216-3349

FUND NAME AND CLASS/SHAREHOLDER      SHARES OUTSTANDING    PERCENTAGE

ARMADA CORE EQUITY FUND H SHARES            647.26           5.35%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
BRIDGET MACMILLAN
1403 W JARVIS AVE APT 1
CHICAGO IL  60626-2089

ARMADA CORE EQUITY FUND H SHARES          1,200.91           9.93%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
SUZANNE B GAYDA
11308 LOMA PL SW
TACOMA WA  98499-1266

ARMADA CORE EQUITY FUND H SHARES            631.47           5.22%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
JOCELYN MULDER
17402 MILBURN AVE
CLEVELAND OH  44135-1957

ARMADA CORE EQUITY FUND H SHARES            762.92           6.31%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO SHARYN UGAN
15102 ROSEMARY AVE
CLEVELAND OH  44111-2158

ARMADA CORE EQUITY FUND H SHARES            859.01           7.10%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA CORE EQUITY FUND H SHARES            630.18           5.21%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING    PERCENTAGE

ARMADA CORE EQUITY FUND H SHARES              1,084.60           8.97%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
WILLIAM F HAMBY
131 SAN LEONARDO WAY
HUNTSVILLE AL  35811-9132

ARMADA CORE EQUITY FUND H SHARES                651.03           5.38%
FIRST CLEARING CORPORATION
A/C 5206-1220
CAROL A LUTHER (IRA ROLLOVER)
FCC AS CUSTODIAN
810 W 11TH ST
LA PORTE IN  46350-5712

ARMADA CORE EQUITY FUND H SHARES              2,739.02          22.64%
FIRST CLEARING CORPORATION
A/C 8621-6894
THE WATERBURY FAM REV TR
U/T/A 11/11/99
550 VALKARIA RD SE
PALM BAY FL  32909-6113

ARMADA CORE EQUITY FUND H SHARES              2,123.37          17.55%
FIRST CLEARING CORPORATION
A/C 6845-3339
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757

ARMADA EQUITY GROWTH FUND H SHARES              444.62           8.83%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
PENNIE C KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

ARMADA EQUITY GROWTH FUND H SHARES              444.62           8.83%
SEI PRIVATE TRUST COMPANY CUST
ROTH CONTRIBUTION IRA
TED A KLOTT
971 HILLRIDGE RD
REYNOLDSBURG OH  43068-1803

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING    PERCENTAGE

ARMADA EQUITY GROWTH FUND H SHARES               306.40           6.08%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA EQUITY GROWTH FUND H SHARES               287.90           5.72%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

ARMADA EQUITY GROWTH FUND H SHARES             1,339.29          26.59%
FIRST CLEARING CORPORATION
A/C 7920-8657
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
124 RICK COURT
OSWEGO IL  60543-9113

ARMADA EQUITY GROWTH FUND H SHARES             1,980.71          39.33%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

ARMADA EQUITY INDEX FUND H SHARES                453.53           9.98%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
RANDALL A REINBOLD
285 N MOUNT ST
INDIANAPOLIS IN  46222-4155

ARMADA EQUITY INDEX FUND H SHARES                245.85           5.41%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO HAL J WILLIAMS
PO BOX 381
TENINO WA  98589-0381

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING    PERCENTAGE

ARMADA EQUITY INDEX FUND H SHARES                837.85          18.43%
FIRST CLEARING CORPORATION
A/C 6641-5784
DOROTHY J PIPE (IRA)
FCC AS CUSTODIAN
8216 W VILLA LINDO
PEORIA AZ  85383-1010

ARMADA EQUITY INDEX FUND H SHARES                525.59          11.56%
FIRST CLEARING CORPORATION
A/C 3047-6412
WENDY L ELWELL
3722 SPOKANE AVE
CLEVELAND OH  44109-3830

ARMADA EQUITY INDEX FUND H SHARES                523.95          11.52%
FIRST CLEARING CORPORATION
A/C 2688-5128
MCMILLIAN DAVIS
1801 E 12TH ST
CLEVELAND OH  44114-3500

ARMADA EQUITY INDEX FUND H SHARES                264.42           5.82%
FIRST CLEARING CORPORATION
A/C 5879-0707
TERRENCE L MASKAL
2204 ELBUR
LAKEWOOD OH  44107-6118

ARMADA EQUITY INDEX FUND H SHARES              1,343.17          29.54%
FIRST CLEARING CORPORATION
A/C 8684-1033
ANGELA A DUNHAM (IRA)
FCC AS CUSTODIAN
2397 SE MONROE STREET
STUART FL  34997-5840

ARMADA GNMA FUND H SHARES                      4,388.91          11.35%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
CHARLES R WILLIAMS
13023 NE HIGHWAY 99 STE 7 PMB 10
VANCOUVER WA  98686-2767

FUND NAME AND CLASS/SHAREHOLDER       SHARES OUTSTANDING    PERCENTAGE

ARMADA GNMA FUND H SHARES                   2,906.40           7.52%
FIRST CLEARING CORPORATION
A/C 1249-2048
ROY G AYERS IRA ROLLOVER
FCC AS CUSTODIAN
1301 WAVERLY DR
KALAMAZOO MI  49048-1421

ARMADA GNMA FUND H SHARES                   3,433.87           8.88%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH &
LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA GNMA FUND H SHARES                   2,140.40           5.54%
FIRST CLEARING CORPORATION
A/C 5561-1257
MELVIN MARSCHALL IRA
FCC AS CUSTODIAN
8505 W B AVE
OTSEGO MI  49078-9520

ARMADA GNMA FUND H SHARES                   2,983.80           7.72%
FIRST CLEARING CORPORATION
A/C 4817-4215
EDWARD G KLEPPER IRA
FCC AS CUSTODIAN
4003 NICHOLS RD
PARCHMENT MI  49004-3107

ARMADA GNMA FUND H SHARES                   7,841.19          20.28%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

FUND NAME AND CLASS/SHAREHOLDER         SHARES OUTSTANDING    PERCENTAGE

ARMADA GNMA FUND H SHARES                     3,298.78           8.53%
FIRST CLEARING CORPORATION
A/C 6079-5591
RICHARD E MURRAY (IRA R/O)
FCC AS CUSTODIAN
1077 EAST RIVER ST
ELYRIA OH  44035-6061

ARMADA INTERMEDIATE BOND FD H SHARES          1,122.17           6.42%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO CECIL B OEHLER
3408 CENTERVILLE NEWMAN RD
PROSPECT OH  43342-9514

ARMADA INTERMEDIATE BOND FD H SHARES            887.23           5.07%
FIRST CLEARING CORPORATION
A/C 1446-0481
JOAN M BECKER (IRA)
FCC AS CUSTODIAN
1169 102ND AVE
PLAINWELL MI  49080-9730

ARMADA INTERMEDIATE BOND FD H SHARES          2,950.64          16.88%
FIRST CLEARING CORPORATION
A/C 4836-3605
JOANNE F KOBA &
BETTY SCHROEDER
1606 CADILLAC CIRCLE
ROMEOVILLE IL  60446-5222

ARMADA INTERMEDIATE BOND FD H SHARES          1,424.54           8.15%
FIRST CLEARING CORPORATION
A/C 3831-2136
SHIRLEY ANN GRUIZENGA IRA
FCC AS CUSTODIAN
2222 ROMENCE RD
PORTAGE MI  49024-4050

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING    PERCENTAGE

ARMADA INTERMEDIATE BOND FD H SHARES           7,039.61          40.27%
FIRST CLEARING CORPORATION
A/C 3720-2857
HARRIET L GLENN
134 BETTY RAE DR
PITTSBURGH PA  15236-2354

ARMADA INTERMEDIATE BOND FD H SHARES           1,981.03          11.33%
FIRST CLEARING CORPORATION
A/C 7407-5847
ANSLEY L SOMMERS
4533 CALLIE DOWNS DRIVE
GAINESVILLE GA  30506-5126

ARMADA INTERNATIONAL EQUITY H SHARES             916.58           9.76%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

ARMADA INTERNATIONAL EQUITY H SHARES             602.27           6.41%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

ARMADA INTERNATIONAL EQUITY H SHARES             916.39           9.76%
FIRST CLEARING CORPORATION
A/C 3104-3181
RONALD G YANDEK (IRA)
FCC AS CUSTODIAN
27419 DETROIT
WESTLAKE OH  44145-2288

ARMADA INTERNATIONAL EQUITY H SHARES           4,145.06          44.14%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING   PERCENTAGE

ARMADA INTERNATIONAL EQUITY H SHARES               1,825.61          19.44%
FIRST CLEARING CORPORATION
A/C 6845-3339
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757

ARMADA LARGE CAP ULTRA FUND H SHARES                 516.91          30.11%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

ARMADA LARGE CAP ULTRA FUND H SHARES                 157.73           9.19%
SEI PRIVATE TRUST CO CUST
ROTH CONTRIBUTION IRA
KAREN SUE FINLEY
711 HARRISON SE
ANDERSON IN  46012-3754

ARMADA LARGE CAP ULTRA FUND H SHARES                 980.62          57.13%
FIRST CLEARING CORPORATION
A/C 5585-1155
LINDA L MELLOTT (IRA)
FCC AS CUSTODIAN
351 WOODVIEW DR
JEFFERSONVLLE OH  43128-1113

ARMADA LARGE CAP VALUE FUND H SHARES                 383.81           8.72%
SEI PRIVATE TRUST COMPANY
CUST FOR THE IRA OF
FBO MAUREEN HUZINEC
4118 MAXWELL AVE
ERIE PA  16504-2534

ARMADA LARGE CAP VALUE FUND H SHARES                 344.57           7.83%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

FUND NAME AND CLASS/SHAREHOLDER              SHARES OUTSTANDING     PERCENTAGE

ARMADA LARGE CAP VALUE FUND H SHARES                3,361.96          76.36%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

ARMADA LIMITED MATURITY BOND H SHARES               7,099.09           7.14%
FIRST CLEARING CORPORATION
A/C 8362-1585
JOSEPH J TIZIANI IRA #2
FCC AS CUSTODIAN
P.O. BOX 4223
HORSESHOE BAY TX 78657-4223

ARMADA LIMITED MATURITY BOND H SHARES               5,095.47           5.13%
FIRST CLEARING CORPORATION
A/C 8575-0813
GEORGIA T VORHIES
4211 WATERBROOK WAY
GREENWOOD IN  46143-9310

ARMADA LIMITED MATURITY BOND H SHARES               5,341.51           5.38%
FIRST CLEARING CORPORATION
A/C 3665-3599
WILLIAM R GILBERT
908 MONROE
WINTHROP HARBOR IL  60096-1537

ARMADA LIMITED MATURITY BOND H SHARES               7,427.40           7.47%
FIRST CLEARING CORPORATION
A/C 8362-1587
JOSEPH J TIZIANI IRA R/O
FCC AS CUSTODIAN
P.O. BOX 4223
HORSESHOE BAY TX 78657-4223

FUND NAME AND CLASS/SHAREHOLDER       SHARES OUTSTANDING    PERCENTAGE

ARMADA LIMITED MATURITY BOND H SHARES       7,989.03           8.04%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

ARMADA MICHIGAN MUNI BOND H SHARES              2.24          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA MICHIGAN MUNI BOND H SHARES              2.24          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1919
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA MICHIGAN MUNI BOND H SHARES              2.24          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1919
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

ARMADA MICHIGAN MUNI BOND H SHARES              9.07          57.45%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA MID CAP GROWTH H SHARES              1,828.15          31.90%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
DAVID J KOCHHEISER
8420 BERNICE DR
STRONGSVILLE OH  44149-1023

FUND NAME AND CLASS/SHAREHOLDER        SHARES OUTSTANDING    PERCENTAGE

ARMADA MID CAP GROWTH H SHARES               1,327.04          23.16%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

ARMADA MID CAP GROWTH H SHARES               2,543.64          44.38%
FIRST CLEARING CORPORATION
A/C 6845-3339
BETTE MAE PORRITT
4710 W. WOODWAY DRIVE
PEORIA IL  61615-2757

ARMADA MONEY MARKET FUND H SHARES           53,885.32          54.33%
FIRST CLEARING CORPORATION
A/C 6812-4762
PAMELA K ZEMAN AND
JOHN BLADES
3110 B FALL CREEKWAY
INDIANAPOLIS IN  46205

ARMADA MONEY MARKET FUND H SHARES           36,316.06          36.61%
FIRST CLEARING CORPORATION
A/C 6817-1601
PAMELA K ZEMAN
31108 FALLCREEKWAY E DR
INDIANAPOLIS IN 46205

ARMADA MONEY MARKET FUND H SHARES            8,567.73           8.64%
FIRST CLEARING CORPORATION
A/C 2293-3147
HELEN V DAVIS
952 N ROUTIERS AVE
INDIANAPOLIS IN  46219-5555

ARMADA NATIONAL TAX EXEMPT BOND H SH           488.13          96.58%
FRANK J SHANNON III
10503 BRANDYWINE ROAD
CLINTON MD  20735-3856

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING    PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND H SHARES            2,793.25          22.12%
FIRST CLEARING CORPORATION
A/C 1756-8826
RUSSELL W BROOKS AND
LAVERNE M BROOKS JTWROS
6335 WALDORF PLACE
INDEPENDENCE OH  44131-3342

ARMADA OHIO TAX EXEMPT BOND H SHARES            7,894.74          62.52%
FIRST CLEARING CORPORATION
A/C 7244-0584
VIRGILENE K ROLLINGS
5790 DENLINGER RD APT 4104
DAYTON OH  45426-1838

ARMADA OHIO TAX EXEMPT BOND H SHARES            1,648.17          13.05%
FIRST CLEARING CORPORATION
A/C 8177-3652
JOHN R SHELLENBERGER AND
KAREN K SHELLENBERGER
154 WILLIAMSBURG DR
AVON LAKE OH  44012-1860

ARMADA PA MUNICIPAL BOND FUND H SHARES              2.35          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 1
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA PA MUNICIPAL BOND FUND H SHARES              2.35          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCOUNT # 2
ARMADA FUND # 1925
2 HERITAGE DRIVE 3RD FL
N QUINCY MA  02171-2144

ARMADA PA MUNICIPAL BOND FUND H SHARES              2.35          14.18%
BOSTON FINANCIAL DATA SERVICES
CORP ACTION AUDIT ACCT #4
ARMADA FUND #1925
2 HERITAGE DR  3RD FL
N QUINCY MA  02171-2144

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING   PERCENTAGE

ARMADA PA MUNICIPAL BOND FUND H SHARES              9.53          57.47%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

ARMADA SMALL CAP GROWTH FUND H SHARES           4,860.04          95.46%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

ARMADA SMALL CAP VALUE FUND H SHARES            2,813.41           5.31%
NFSC FEBO # BT 9-312363
MARLENE M CLARK
1536 KENSINGTON LANE
LANCASTER OH  43130-8749

ARMADA TAX MANAGED EQUITY FD H SHARES           2,265.48          20.75%
FIRST CLEARING CORPORATION
A/C 8532-1477
NEAL L WOESSNER &
JANICE F WOESSNER
64 CRESTVIEW DR
OSWEGO IL  60543-9512

ARMADA TAX MANAGED EQUITY FD H SHARES           8,150.15          74.66%
FIRST CLEARING CORPORATION
A/C 2149-8631
ESTATE OF DAVID F CAUGHEY
RUTH C BLAIR EXECUTRIX
2721 HOMESTEAD DR
ERIE PA  16506-2127

ARMADA TOTAL RETURN ADVANTAGE H SHARES          2,348.67          83.38%
CARRIE F MENDENHALL TOD
BENEFICIARY ON FILE
SUBJECT TO BFDS TOD RULES
1720 LONG ST
CLEARWATER FL  33755-3633

FUND NAME AND CLASS/SHAREHOLDER            SHARES OUTSTANDING   PERCENTAGE

ARMADA TOTAL RETURN ADVANTAGE H SHARES            422.97          15.02%
SEI PRIVATE TRUST COMPANY
CUST FOR THE ROLLOVER IRA OF
SUSAN L DEAL
312 ALBA LN
LAKE MARY FL  32746-6349

ARMADA US GOVERNMENT INCOME H SHARES            3,070.68           7.39%
FIRST CLEARING CORPORATION
A/C 5339-2739
EMMAREE K MARTIN
207 WINDSOR CT APT 30B
MARYSVILLE OH  43040-1564

ARMADA US GOVERNMENT INCOME H SHARES            3,772.97           9.08%
FIRST CLEARING CORPORATION
A/C 7857-8886
WALTER SCOTT SMITH & LAURA I SMITH JT TEN
200 LAUREL LAKE DR E397
HUDSON OH  44236-2156

ARMADA US GOVERNMENT INCOME H SHARES            4,145.08           9.98%
FIRST CLEARING CORPORATION
A/C 3902-1162
BETTY L HARLAN
521 TOLLIS PKWY APT 393
BROADVIEW HEIGHTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES            7,355.81          17.71%
FIRST CLEARING CORPORATION
A/C 7263-1171
CORA L SKOWRONSKI
MARGARET MILLER
521 TOLLIS PARKWAY #393
BROADVIEW HTS OH  44147-1817

ARMADA US GOVERNMENT INCOME H SHARES            8,610.19          20.73%
FIRST CLEARING CORPORATION
A/C 6331-0405
NORTHERN RCR & RCR SERVICES
DFND BNFT PLN U/A DTD 06-29-99
ATTN: JAN CHRIST
1451 E 33RD STREET

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING   PERCENTAGE

ARMADA US GOVERNMENT INCOME H SHARES           5,257.21          12.66%
FIRST CLEARING CORPORATION
A/C 8621-6894
THE WATERBURY FAM REV TR
U/T/A 11/11/99
550 VALKARIA RD SE
PALM BAY FL  32909-6113

ARMADA US GOVERNMENT INCOME H SHARES           3,099.17           7.46%
FIRST CLEARING CORPORATION
A/C 7608-4967
ROBERT K STUDEBAKER IRA
FCC AS CUSTODIAN
168 YUCCA DRIVE
PALM SPRINGS CA  92264-6466

ARMADA US GOVERNMENT INCOME H SHARES           3,102.38           7.47%
FIRST CLEARING CORPORATION
A/C 4168-6845
DELORES M HODGE IRA
FCC AS CUSTODIAN
2403 11TH STREET
WINTHROP HARBOR IL  60096-1512

ARMADA OHIO TAX EXEMPT BOND B SHARES           3,626.47           6.85%
FIRST CLEARING CORPORATION
A/C 2615-4740
DONNA J DALFERRO &
PAUL R DALFERRO
3322 MAPLE AVE
CASTALIA OH  44824-9446

ARMADA OHIO TAX EXEMPT BOND B SHARES           4,770.48           9.01%
FIRST CLEARING CORPORATION
A/C 6826-9675
SAMUEL J PUCCINELLI JR TRUST
SAMUEL J PUCCINELLI JR TRUSTEE
18099 LORAIN AVE STE 550
CLEVELAND OH  44111-5610

FUND NAME AND CLASS/SHAREHOLDER          SHARES OUTSTANDING   PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND B SHARES          5,893.96          11.13%
FIRST CLEARING CORPORATION
A/C 3204-3768
ROBERT L FINE
1328 LAKE SHORE DR APT C
COLUMBUS OH 43204-4827

ARMADA OHIO TAX EXEMPT BOND B SHARES          4,724.98           8.92%
FIRST CLEARING CORPORATION
A/C 7027-6067
AINA L SCHUSTER
9145 COLUMBIA RD
OLMSTED FALLS OH  44138-2426

ARMADA OHIO TAX EXEMPT BOND B SHARES          2,677.87           5.06%
FIRST CLEARING CORPORATION
A/C 1121-4894
RONALD J AMEDEO AND SUSAN AMEDEO
9465 BERYL ST NW
MASSILLON OH  44646-9364

ARMADA OHIO TAX EXEMPT BOND B SHARES          4,451.34           8.41%
FIRST CLEARING CORPORATION
A/C 3137-5907
ANTHONY FAY AND
DOROTHY F FAY
1913 BROAD AVE NW
CANTON OH  44708-2959

ARMADA OHIO TAX EXEMPT BOND B SHARES          6,609.97          12.48%
FIRST CLEARING CORPORATION
A/C 4292-5267
EDWARD J HOJDAR AND
GERI HOJDAR
567 SHAWNEE LA
BEDFORD OH  44146-3459

ARMADA OHIO TAX EXEMPT BOND B SHARES          2,652.79           5.01%
FIRST CLEARING CORPORATION
A/C 7506-0329
THOMAS A SOBEY
8505 GRAND DIVISION
CLEVELAND OH 44125-1323

FUND NAME AND CLASS/SHAREHOLDER               SHARES OUTSTANDING   PERCENTAGE

ARMADA OHIO TAX EXEMPT BOND B SHARES               4,337.54           8.19%
FIRST CLEARING CORPORATION
A/C 4702-8972
ROGER F KELLER JR AND ARLINE
S KELLER REV LIV TRUST DTD
323 HARCOURT DR
AKRON OH  44313-6512

ARMADA TAX EXMPT MONEY MARKET B SHARES               100.00         100.00%
SEI INVESTMENTS CO
ATTN  ROB SILVESTRI
1 FREEDOM VALLEY RD
OAKS PA  19456

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".


NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CREDITWATCH: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       RATING OUTLOOK: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

             o     Positive means that a rating may be raised.
             o     Negative means that a rating may be lowered.
             o     Stable means that a rating is not likely to change.
             o     Developing means a rating may be raised or lowered.
             o     N.M. means not meaningful.

MOODY'S

        WATCHLIST: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

FITCH

       WITHDRAWN: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       RATING OUTLOOK: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

                  As stated in the Prospectus, the Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Equity Index, Tax Managed Equity and Balanced Allocation Funds (the "Funds") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

                  EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The adviser wants to fix the current market value of this fund security until some point in the future. Assume the fund security has a market value of 100, and the adviser believes that because of an anticipated rise in interest rates, the value will decline to
95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                  In that case, the five point loss in the market value of the fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                  The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the fund securities, including the fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                  If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                  EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of a expected increase in market price of the long-term bonds that the Fund may purchase.

                  For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

                  The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                  If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX FUTURES CONTRACTS

                  GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

                  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund may sell index futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

MARGIN PAYMENTS

                  Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                  There are several risks in connection with the use of futures by the Fund as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the advisers. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser.

                  Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the advisers may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

                  The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                    FORM N-1A
                                    ---------
                           PART C - OTHER INFORMATION


ITEM 23.  EXHIBITS.
          --------

          (a) Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on October 6, 1999 ("PEA No. 48").

               1. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit a(1) to PEA No. 48.

               2. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit a(2) to PEA No. 48.

               3. Certificate of Classification of Shares reflecting the creation of Class A, Class B, Class C, Class D, Class E and Class F Shares of beneficial interest as filed with the Office of the Secretary of State of Massachusetts on September 30, 1985 is incorporated herein by reference to Exhibit a(3) to Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on September 10, 1999 ("PEA No. 47").

               4. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

               5. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of Secretary of State of Massachusetts on December 11, 1989 is incorporated herein by reference to Exhibit 1(d) to PEA No. 26.

               6. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Equity Growth, Bond and Ohio Tax Exempt Bond Funds as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

               7. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1 shares, Class N and Class N-Special Series 1 shares, Class O and Class O-Special Series 1 shares, and Class P and Class P-Special Series 1 shares representing interests in the National Tax Exempt Bond Fund, Equity Income Fund, Small Cap Value Fund (formerly known as the Mid Cap Regional Fund), Limited Maturity Bond (formerly known as the Enhanced Income Fund) and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

               8. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1 shares, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt Money Market Fund, Bond Fund (formerly known as the Intermediate Government Fund), GNMA Fund and Pennsylvania Municipal Bond Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

               9. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

               10. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Fund, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

               11. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market, Treasury Money Market, Tax-Exempt Money Market, Equity Growth, Equity Income, Small Cap Value (formerly known as the Mid Cap Regional), Limited Maturity Bond (formerly known as the Enhanced Income), Total Return Advantage, Intermediate Bond (formerly known as the Fixed Income), Ohio Tax-Exempt Bond, National Tax-Exempt Bond, Pennsylvania Tax-Exempt Money Market, Bond (formerly known as the "Intermediate Government
                    Fund), GNMA, Pennsylvania Municipal Bond, International Equity, Equity Index, Core Equity, Small Cap Growth and Real Return Advantage Funds, as filed with the Office of the Secretary of State of Massachusetts on December 29, 1997 and with the City of Boston, Office of the City Clerk on December 26, 1997, is incorporated herein by reference to
                    Exhibit 1(j) to Post-Effective Amendment No. 44 to Registrant's Registration Statement filed on September 18, 1998 ("PEA No 44").

               12. Certificate of Classification of Shares reflecting the creation of Class Z, Class Z - Special Series 1 and Class Z
                    - Special Series 2, Class AA, Class AA - Special Series 1 and Class AA - Special Series 2 Shares representing interests in the Tax Managed Equity and Balanced Allocation Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts and with the City of Boston, Office of the City Clerk on July 13, 1998 is incorporated herein by reference to Exhibit 1(k) to PEA No. 44.

               13. Certificate of Classification of Shares reflecting the creation of Class BB and Class BB - Special Series 1 shares in the Ohio Municipal Money Market Fund, as filed with the Office of the Secretary of State and with the City of Boston, Office of the City Clerk on September 15, 1998, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 43 to Registrant's Registration Statement filed on September 15, 1998 ("PEA No. 43").

               14. Certificate of Classification of Shares reflecting the creation of Special Series 3 Shares representing interests in the International Equity, Small Cap Value, Small Cap Growth, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Money Market Funds is incorporated herein by reference to Exhibit a(14) to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed on September 29, 2000 ("PEA No. 53").

               15. Certificate of Classification of Shares representing interests in the Treasury Plus Money Market, U.S. Government Income, Mid Cap Growth and Michigan Municipal Bond Funds is incorporated herein by reference to Exhibit a(15) to PEA No. 53.

               16. Certificate of Classification of Shares reflecting the creation of Class MM, Class MM-Special Series 1, Class MM-Special Series 2 and Class MM-Special Series 3 Shares representing interests in the Strategic Income Bond Fund is incorporated herein by reference to Exhibit a(16) to PEA No. 53.

               17. Certificate of Classification of Shares reflecting the creation of Class NN, Class NN-Special Series 1, Class NN-Special Series 2, Class NN-Special Series 3, Class OO, Class OO-Special Series 1, Class OO-Special Series 2 and Class OO-Special Series 3 shares representing interests in the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit a(17) to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed on December 15, 2000 ("PEA No. 54").

               18. Certificate of Classification of Shares reflecting the creation of Class PP, Class PP - Special Series 1, Class PP
                    - Special Series 2 and Class PP - Special Series 3 shares representing interests in the Micro Cap Value Fund is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A filed on December 21, 2001.

               19. Certificate of Classification of Shares reflecting the creation of Special Series 4 Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Ultra, Large Cap Value, Micro Cap Value, Mid Cap Growth, Small Cap Growth, Small Cap Value, Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax-Exempt Bond, Ohio Tax Exempt Bond, Pennsylvania Municipal Bond, Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax-Exempt Money Market, Tax-Exempt Money Market, Treasury Money Market, Treasury Plus Money Market and Strategic Income Bond Funds is incorporated herein by reference to Exhibit a(19) to Post Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed on January 29, 2002.

               20. Certificate of Classification of Shares reflecting the creation of Class QQ, Class QQ-Special Series 1, Class QQ-Special Series 2, Class QQ-Special Series 3, Class QQ-Special Series 4 and Class RR shares representing interests in the Armada High Yield Bond Fund and Armada Low Fee Money Market Fund is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 63 to Registrant's Registration Statement filed on June 21, 2002 ("PEA No. 63").

               21. Certificate of Classification of Shares reflecting the creation of Class SS, Class SS-Special Series 1, Class SS-Special Series 2, Class SS-Special Series 3 and Class SS-Special Series 4 shares representing interests in the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (a)(21) to PEA No. 63.

               22. Certificate of Classification of Shares reflecting the creation of Class TT-UA Series 1, Class TT-UA Series 2, Class UU-UA Series 1, Class UU-UA Series 2, Class VV-UA Series 1, Class VV-UA Series 2, Class WW-UA Series 1, Class WW-UA Series 2, Class XX-UA Series 1, Class XX-UA Series 2, Class YY-UA Series 1, Class YY-UA Series 2, Class ZZ-UA Series 1, Class ZZ-UA Series 2, Class AAA-UA Series 1, Class AAA-UA Series 2, Class BBB-UA Series 1, Class BBB-UA Series 2, Class CCC-UA Series 1, Class CCC-UA Series 2, Class DDD-UA Series 1 and Class DDD-UA Series 2 shares representing interests in the UA Series of Funds of Armada is incorporated herein by reference to Exhibit (a)(22) to PEA No. 63.


               23. Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Value, Small Cap Growth, Small/Mid Cap Value, Limited Maturity Bond, Total Return Advantage, U.S. Government Income and Money Market Funds.


          (b) Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit (b) to PEA No. 48.

               1. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit b(1) to PEA No. 48.

               2. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

               3. Amendment No. 3 to Code of Regulations as adopted by Registrant's Board of Trustees on August 5, 1998 is incorporated herein by reference to Exhibit b(3) to Post-Effective Amendment No. 52 to Registrant's Registration Statement filed on July 18, 2000 ("PEA No. 52").

               4. Amendment No. 4 to Code of Regulations as adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit b(4) to PEA No. 52.

          (c) See Article V, Section 5.1, and Article V, Section 5.4, of Registrant's Declaration of Trust, which is incorporated herein by reference as Exhibit (a) to PEA No. 48.

          (d)  1.   Advisory Agreement for the Money Market, Treasury Money
                    Market, Government Money Market, Tax Exempt Money Market,
                    Pennsylvania Tax Exempt Money Market, National Tax Exempt
                    Bond, Intermediate Bond, GNMA, Bond, Equity Growth, Equity
                    Income, Small Cap Value, Ohio Tax Exempt Bond and
                    Pennsylvania Municipal Bond Funds between Registrant and
                    National City Bank, dated November 19, 1997 is incorporated herein by reference to Exhibit 5(a) to PEA No. 44.

               2. First Amendment dated March 1, 2001 to the Advisory Agreement for the Money Market, Treasury Money Market, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, MidCap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank dated November 19, 1997 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File Nos. 33-488/811-4416) filed on July 18, 2001 ("PEA No. 57").

               3. Interim Advisory Agreement for the Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(b) to PEA No. 44.

               4. Interim Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated March 6, 1998 is incorporated herein by reference to Exhibit 5(c) to PEA No. 44.

               5. New Advisory Agreement for the Core Equity, Limited Maturity Bond (formerly known as the Enhanced Income) and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit 5(d) to PEA No. 44.

               6. First Amendment dated June 9, 2000 to the Advisory Agreement for the Core Equity, Enhanced Income and Total Return Advantage Funds between Registrant and National City Bank dated March 6, 1998 is incorporated herein by reference to Exhibit (d)(6) to PEA No. 57.

               7. Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between Registrant and National City Bank dated April 9, 1998 is incorporated herein by reference to Exhibit 5(m) Post-Effective Amendment No. 43 filed on July l, 1998 ("PEA No. 42").

               8. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998, is incorporated herein by reference to Exhibit h(8) to Post-Effective Amendment No. 46 to Registrant's Registration Statement filed on July 15, 1999 ("PEA No. 46").

               9. Advisory Agreement for the Mid Cap Growth, Large Cap Ultra, U.S. Government Income, Michigan Municipal Bond and Treasury Plus Money Market Funds between Registrant and National City Investment Management Company dated June 9, 2000 is incorporated herein by reference to Exhibit d(8) to PEA No. 53.

               10. Form of Advisory Agreement for the Strategic Income Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit d(9) to PEA No. 52.

               11. Advisory Agreement for the Aggressive Allocation and Conservative Allocation Funds dated March 5, 2000 between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(11) to PEA No. 57.

               12. Advisory Agreement dated June 28, 2002 for the Small/Mid Cap Value Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 64 to Registrant's Registration Statement filed on July 30, 2002 ("PEA No. 64").

               13. Form of Advisory Agreement for the Armada High Yield Bond Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(13) to PEA No. 63.


               14. Advisory Agreement for the Armada Short Duration Bond Fund, dated December 3, 2002 between Registrant and National City Investment Management Company.


               15. Form of Advisory Agreement for the UA Series of Funds including UA Emerging Markets Fund, UA International Equity Fund, UA Large Cap Ultra Fund, UA Large Cap Value Fund, UA Real Estate Fund, UA Small Cap Growth Fund, UA Small/Mid Cap Value Fund, UA High Yield Bond Fund, UA Short Duration Bond Fund, UA U.S. Government Income Fund and UA Money Market Fund between Registrant and National City Investment Management Company is incorporated herein by reference to Exhibit (d)(15) to PEA No. 63.


          (e)  1.   Form of Underwriting Agreement between Registrant and
                    Professional Funds Distributor, LLC, dated May 1, 2003.


          (f)       None.

          (g)  1.   Custodian Services Agreement between Registrant and National
                    City Bank, dated November 7, 1994 is incorporated herein by reference to Exhibit g(1) to PEA No. 48.

               2. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994 is incorporated herein by reference to Exhibit g(2) to PEA No. 48.


               3. Exhibit A dated December 4, 2002 to the Custodian Services Agreement dated November 7, 1994.


               4. Amended and Restated Foreign Custody Monitoring Agreement dated May 24, 2001 between Registrant and National City Bank is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed on September 28, 2001 ("PEA No. 58").

          (h)  1.   Co-Administration Agreement among Registrant, SEI
                    Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000 is incorporated herein by reference to Exhibit h(1) to PEA No.
                    54.

               2. Exhibit A dated December 4, 2002 to the Co-Administration and Accounting Services Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000.

               3. Amendment No. 1 dated March 1, 2002 to the Co-Administration Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank.

               4. Amendment No. 2 dated September 1, 2002 to the Co-Administration Agreement among Registrant SEI Investments Global Funds Services (f/k/a SEI Investments Mutual Funds Services) and National City Bank.

               5. Form of Co-Administration Agreement among Registrant, PFPC Inc. and National City Bank, dated April 1, 2003.


               6. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

               7. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 9(d) to PEA No. 41.

               8. Letter amendment, dated March 26, 1999, to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997 is incorporated herein by reference to Exhibit No. h(7) to PEA No. 52.

               9. Amendment dated June 16, 2000 to Transfer Agency and Service Agreement dated March 1, 1997 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit h(5) to PEA No. 53.

               10. Amendment dated February 12, 2001 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(7) to PEA No. 57.

               11. Amendment dated March 1, 2001 to the Transfer Agency and Service Agreement with State Street Bank and Trust Company dated March 1, 1997 is incorporated herein by reference to Exhibit (h)(8) to PEA No. 57.

               12. Schedule A dated December 4, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997.


               13. Shareholder Services Plan adopted by the Board of Trustees on February 15, 1997, as revised on November 27, 2001 is incorporated herein by reference to Exhibit (h)(9) to PEA No. 61.

               14. Shareholder Services Plan for Class 2 Shares approved by the Board of Trustees on May 16, 2002 is incorporated herein by reference to Exhibit (h)(11) to PEA No. 63.

               15. Form of Servicing Agreement is incorporated herein by reference to Exhibit (h)(10) to PEA No. 61.

               16. Form of Servicing Agreement for Class 2 Shares is incorporated herein by reference to Exhibit (h)(12) to PEA No. 63.

               17. Assumption Agreement between National City Bank, National City Investment Management Company, Armada Funds, National Asset Management Corporation and SEI Fund Resources, dated August 5, 1998 is incorporated herein by reference to Exhibit h(8) to PEA No. 46.

          (i)  1.   Opinion of Drinker Biddle & Reath LLP as counsel to
                    Registrant dated April 29, 2002 is incorporated herein by reference to Exhibit (i)(1) to PEA No. 62.

               2. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant dated June 21, 2002 is incorporated herein by reference to Exhibit (i)(2) to PEA No. 63.


               3. Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated April 28, 2003.


          (j)  1.   Consent of Drinker Biddle & Reath LLP.


               2.   Consent of Ernst & Young LLP.


          (k)       None.

          (l)  1.   Purchase Agreement between Registrant and McDonald &
                    Company Securities, Inc. dated January 28, 1986 is incorporated herein by reference to Exhibit l(1) to PEA No.
                    48.

               2. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio dated July 19, 1988 is incorporated herein by reference to Exhibit l(2) to PEA No. 48.

               3. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Money Market Portfolio (Trust), dated October 17, 1989 is incorporated herein by reference to Exhibit l(3) to PEA No. 48.

               4. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Growth Portfolio and Bond Portfolio, dated December 20, 1989 is incorporated herein by reference to Exhibit l(4) to PEA No. 48.

               5. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Bond Portfolio, dated January 5, 1990 is incorporated herein by reference to Exhibit l(5) to PEA No. 48.

               6. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Limited Maturity Bond Fund (formerly known as the Enhanced Income Fund), dated July 5, 1994 is incorporated herein by reference to Exhibit 1(6) to PEA No. 48.

               7. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994 is incorporated herein by reference to Exhibit l(7) to PEA No. 48.

               8. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Small Cap Value Fund (formerly known as the Mid Cap Regional Equity Portfolio), dated July 25, 1994 is incorporated herein by reference to Exhibit l(8) to PEA No. 48.

               9. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994 is incorporated herein by reference to Exhibit l(9) to PEA No. 48.

               10. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Bond Fund is incorporated herein by reference to Exhibit l(10) to PEA No. 48.

               11. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

               12. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

               13. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                    Exhibit 13(l) to PEA No. 33.

               14. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Bond Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

               15. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

               16. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U - Special Series 1) is incorporated herein by reference to Exhibit l(16) to PEA No. 52.

               17. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 1(17) to PEA No. 53.

               18. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Real Return Advantage Fund is incorporated herein by reference to
                    Exhibit 13(q) to PEA No. 33.

               19. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

               20. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to Exhibit 1(20) to PEA No. 53.

               21. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Balanced Allocation Fund is incorporated herein by reference to Exhibit l(21) to PEA No. 53.

               22. Purchase Agreement dated September 14, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund (Class BB and Class BB - Special Series 1) is incorporated herein by reference to Exhibit l(22) to PEA No. 52.

               23. Purchase Agreement dated April 9, 1998 between Registrant and SEI Investments Distribution Co. with respect to the Tax Managed Equity Fund (Class Z, Class Z - Special Series 1 and Class Z - Special Series 2) and the National Tax-Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2) is incorporated herein by reference to Exhibit l(23) to PEA No. 52.

               24. Purchase Agreement dated August 1, 1997 between Registrant and SEI Investments Distribution Co. with respect to the International Equity Fund (Class U) is incorporated herein by reference to Exhibit l(24) to PEA No. 52.

               25. Purchase Agreement dated January 2, 1998 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Intermediate Bond and Bond Funds is incorporated herein by reference to Exhibit l(25) to PEA No. 52.

               26. Purchase Agreement dated January 11, 2000 between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares of the Equity Index, Total Return Advantage, Enhanced Income and GNMA Funds and Special Series 3 Shares of the Money Market, Small Cap Value, Equity Growth, Equity Income, Small Cap Growth, International Equity, Core Equity, Tax Managed Equity, Equity Index, Enhanced Income, Total Return Advantage, GNMA, Intermediate Bond, Bond, National Tax-Exempt Bond, Ohio Tax-Exempt Bond and Pennsylvania Municipal Bond Funds is incorporated herein by reference to
                    Exhibit 1(26) to PEA No. 53.

               27. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Strategic Income Bond Fund (Class MM, Class MM - Special Series 1, Class MM - Special Series 2 and Class MM - Special Series 3) is incorporated herein by reference to Exhibit l(26) to PEA No. 52.

               28. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit (l)(28) to PEA No. 61.

               29. Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Small/Mid Cap Value Fund is incorporated herein by reference to Exhibit (l)(29) to PEA No. 64.

               30. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada High Yield Bond Fund is incorporated herein by reference to Exhibit (l)(30) to PEA No. 63.

               31. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Armada Short Duration Bond Fund is incorporated herein by reference to Exhibit (l)(31) to PEA No. 63.

               32. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the UA Series of Funds is incorporated herein by reference to Exhibit
                    (l)(32) to PEA No. 63.

               33. Form of Purchase Agreement between Registrant and PFPC Distributors, Inc. with respect to the Core Equity Fund (Class W - Special Series 5), Equity Growth Fund (Class H -Special Series 5), Equity Index Fund (Class V - Special Series 5), International Equity Fund (Class U- Special Series 5), Large Cap Value Fund (Class M - Special Series
                    5), Small Cap Growth Fund (Class X - Special Series 5), Small/Mid Cap Value Fund (Class PP - Special Series 5), Limited Maturity Bond Fund (Class O - Special Series 5), Total Return Advantage Fund (Class P - Special Series 5), U.S. Government Income Fund (Class DD - Special Series 5) and the Money Market Fund (Class A - Special Series 5).

          (m)  1.   Service and Distribution Plan for the A (formerly,
                    Retail) and I (formerly, Institutional) Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No.
                    38.

               2. B Shares Distribution Plan is incorporated herein by reference to Exhibit m(2) to PEA No. 58.

               3. C Shares Distribution Plan is incorporated herein by reference to Exhibit m(3) to PEA No. 58.

               4. H Shares Distribution Plan is incorporated herein by reference to Exhibit m(4) to PEA No. 59.

               5. Class 1 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(5) to Post-Effective Amendment No. 66 to Registrant's Registration Statement filed on September 30, 2002 ("PEA No. 66").

               6. Class 2 Shares Distribution Plan is incorporated herein by reference to Exhibit (m)(6) to PEA No. 66.


               7.   R Shares Distribution Plan.

          (n)  1.   Amended and Restated Plan Pursuant to Rule 18f-3 for
                    Operation of a Multi-Class System, as revised February 28,
                    2003.

          (p)  1.   Code of Ethics of Armada Funds and The Armada Advantage
                    Fund is incorporated herein by reference to Exhibit (p)(1) to PEA No. 63.

               2. Code of Ethics of National City Investment Management Company is incorporated herein by reference to Exhibit
                    (p)(3) to PEA No. 53.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          -------------------------------------------------------------

          Registrant is controlled by its Board of Trustees.

ITEM 25.  INDEMNIFICATION.
          ---------------


               Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in
Section 10 of the Underwriting Agreement with Professional Funds Distributor, LLC incorporated by reference as Exhibit (e)(1) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency and Service Agreements, incorporated by reference as Exhibits g(1) and h(6) hereto. In
Section 10 of the Underwriting Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.


               In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (a) hereto, provides as follows:

               9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

               Section 12 of Registrant's Custodian Services Agreement provides as follows:

               12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

               In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

               Section 6 of Registrant's Transfer Agency Agreement provides as follows:

               6.   INDEMNIFICATION

               6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                    (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                    (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                    (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                    (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                    (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                    (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

               6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank under this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

               6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

               6.4 In order that the indemnification provisions contained in this Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

               Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
          ----------------------------------------------------

          (a) Investment Adviser: National City Investment Management Company ("IMC")


          IMC performs investment advisory services for Registrant and certain other investment advisory customers. IMC is an indirect wholly owned subsidiary of National City Corporation (the "Corporation"). In 1998, the Corporation consolidated its mutual fund investment management operations under IMC, a registered investment adviser. As of August 5, 1998, IMC assumed National City Bank's rights, responsibilities, liabilities and obligations under its Advisory Agreements with the Registrant relating to each of the Funds, its Sub-Advisory Agreement with National Asset Management Corporation relating to the Core Equity Fund and the Total Return Advantage Fund, and its Sub-Administration Agreement with SEI Fund Resources relating to each of the Funds, which Sub-Administration Agreement is no longer in effect. As of August 1, 1998, Wellington Management Company LLP ceased serving as the sub-adviser to the Small Cap Growth Fund under a sub-advisory agreement with National City Bank and the Small Cap Growth Team of IMC began making the investment decisions for the Fund. As of April 18, 2001, National Asset Management Corporation ceased serving as the sub-adviser to the Core Equity and Total Return Advantage Funds and the Equity Team and Taxable Fixed Income Team of IMC began making the investment decisions of the Core Equity Fund and Total Return Advantage Fund, respectively.


          To the knowledge of Registrant, none of the directors or officers of IMC, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the Corporation, which owns all the outstanding stock of National City Bank of Michigan/Illinois (formerly, First of America Bank, N.A.), which in turn owns all the outstanding stock of IMC, or other subsidiaries of the Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of IMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                         POSITION WITH NATIONAL
                         CITY INVESTMENT
                         MANAGEMENT                OTHER BUSINESS             TYPE OF
NAME                     COMPANY                   CONNECTIONS                BUSINESS
----                     -----------------         ----------------           --------
Paul Clark               Chairman                  National City Bank         Bank affiliate

Kathleen T. Barr         Director/Managing         National City Bank         Bank affiliate
                         Director

Joseph C. Penko          Vice President/           National City Bank         Bank affiliate
                         Treasurer/ Director of
                         Compliance and Finance

Donald L. Ross           Director, President,      National City Bank         Bank affiliate
                         Chief Investment
                         Officer and Managing
                         Director

Sandra I. Kiely          Managing Director and     National City Bank         Bank affiliate
                         Chief Administrative
                         Officer

Timothy F. McDonough     Managing Director         National City Bank         Bank affiliate

Daniel Bandi             Managing Director         National City Bank         Bank affiliate



ITEM 27.  PRINCIPAL UNDERWRITER
          ---------------------

          (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies as of May 1, 2003:

                    Armada Funds
                    The Armada Advantage Fund

          Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

          (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

         Philip H. Rinnander        -        President & Owner
         Barbara A. Rice            -        Vice President
         Thomas L. Schwegel         -        Vice President

          (c)  Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
         --------------------------------

          (a) National City Investment Management Company ("IMC"), 1900 East Ninth Street, Cleveland, Ohio, 44114-3484 and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and custodian); and National City Bank, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43251 (records relating to IMC's former function as investment adviser to the predecessor Parkstone Group of Funds).

          (b) SEI Investments Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as distributor and co-administrator).

          (c) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

          (d) State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).


          (e) PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as administrator).

          (f) Professional FundsDistributor, LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its function as distributor).

ITEM 29.  MANAGEMENT SERVICES.
          -------------------

          Inapplicable.

ITEM 30.  UNDERTAKINGS.
          ------------

          None.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 68 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 5th day of May, 2003.


                                       ARMADA FUNDS
                                       Registrant


                                       *ROBERT D. NEARY
                                       -----------------------------------
                                       Trustee and Chairman of the Board
                                       Robert D. Neary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 68 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                                 DATE

/S/ CHRIS SALFI               Treasurer                        May 5, 2003
----------------------
 Chris Salfi

*JOHN G. BREEN                Trustee                          May 5, 2003
----------------------
John G. Breen

*JOHN F. DURKOTT              Trustee                          May 5, 2003
----------------------
 John F. Durkott

*ROBERT J. FARLING            Trustee                          May 5, 2003
----------------------
 Robert J. Farling

*RICHARD W. FURST             Trustee                          May 5, 2003
----------------------
 Richard W. Furst

*GERALD GHERLEIN              Trustee                          May 5, 2003
----------------------
Gerald Gherlein

*HERBERT MARTENS              President and Trustee            May 5, 2003
----------------------
Herbert Martens

*ROBERT D. NEARY              Trustee and Chairman             May 5, 2003
----------------------
 Robert D. Neary              of the Board

*KATHLEEN A. OBERT            Trustee                          May 5, 2003
-----------------------
Kathleen A. Obert

*J. WILLIAM PULLEN            Trustee                          May 5, 2003
----------------------
 J. William Pullen


*By:   /S/ W. BRUCE MCCONNEL
       ----------------------
       W. Bruce McConnel
       Attorney-in-Fact

                                  ARMADA FUNDS

                            CERTIFICATE OF SECRETARY



          The following resolution was duly adopted by the Board of Trustees of Armada Funds on February 28, 2003 and remains in effect on the date hereof:


               FURTHER RESOLVED, that the trustees and officers of Armada required to execute any amendments to Armada's Registration Statement be, and hereby are, authorized to execute a power of attorney appointing W. Bruce McConnell, III and Herbert R. Martens, Jr., and either of them, their true and lawful attorney of attorneys, to execute in their name, place and stead in their capacity as trustee or officer, or both, of Armada any and all amendments to the Registration Statement, any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the SEC; and either of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as said officers might or could do in person, such acts of said attorneys, or either of them, being hereby ratified and approved.





                                       ARMADA FUNDS




                                       By:   /S/ W. BRUCE MCCONNEL
                                                 -----------------
                                                 W. Bruce McConnel
                                                 Secretary


Dated:  May 5, 2003

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Robert D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/S/ ROBERT D. NEARY
Robert D. Neary

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/S/ JOHN F. DURKOTT
John F. Durkott

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Richard W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/S/RICHARD W. FURST
Richard W. Furst

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Robert J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  November 19, 1997



/S/ ROBERT J. FARLING
Robert J. Farling

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/S/ J. WILLIAM PULLEN
J. William Pullen

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Herbert R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:  September 17, 1997



/S/ HERBERT R. MARTENS, JR.
---------------------------
Herbert R. Martens, Jr.

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Gerald L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 17, 1997



/S/ GERALD L. GHERLEIN
Gerald L. Gherlein

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, John G. Breen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 24, 2002



/S/ JOHN G. BREEN
John G. Breen

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

               Know All Men by These Presents, that the undersigned, Kathleen A. Obert, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  September 24, 2002



/S/ KATHLEEN A. OBERT
Kathleen A. Obert

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
----------     -----------

(a)(23) Certificate of Classification of Shares reflecting the creation of various classes of Special Series 5 Shares designated as R Shares representing interests in the Core Equity, Equity Growth, Equity Index, International Equity, Large Cap Value, Small Cap Growth, Small/Mid Cap Value, Limited Maturity Bond, Total Return Advantage, U.S. Government Income and Money Market Funds.

(d)(14) Advisory Agreement for the Armada Short Duration Bond Fund, dated December 3, 2002 between Registrant and National City Investment Management Company.

(e)(1) Form of Underwriting Agreement between Registrant and Professional Funds Distributor, LLC, dated May 1, 2003.

(g)(3) Exhibit A dated December 4, 2002 to the Custodian Services Agreement dated November 7, 1994.

(h)(2) Exhibit A dated December 4, 2002 to the Co-Administration Agreement and Accounting Services Agreement among Registrant, SEI Investments Mutual Fund Services and National City Bank, dated August 15, 2000, effective as of August 1, 2000.

(h)(3) Amendment No. 1 dated March 1, 2002 to the Co-Administration Agreement among Registrant, SEI Investments Mutual Funds Services and National City Bank.

(h)(4) Amendment No. 2 dated September 1, 2002 to the Administration Agreement among Registrant, SEI Investments Global Funds Services (f/k/a SEI Investments Mutual Funds Services) and National City Bank.

(h)(5)         Form of Co-Administration Agreement among Registrant, PFPC Inc.
               and National City Bank, dated April 1, 2003.

(h)(12) Schedule A dated December 4, 2002 to the Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated March 1, 1997.

(i)(3) Opinion of Drinker Biddle & Reath LLP as counsel to Registrant, dated April 28, 2003.

(j)(1)         Consent of Drinker Biddle & Reath LLP.

(j)(2)         Consent of Ernst & Young LLP.

(m)(7)         R Shares Distribution Plan.

(n)(1) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System, as revised February 28, 2003.

                                      C-35